UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s: Prudential Commodity Strategies Fund, Prudential Core Conservative Bond Fund, Prudential Jennison Small-Cap Core Equity Fund, Prudential QMA Mid-Cap Core Equity Fund, Prudential QMA US Broad Market Index Fund and Prudential TIPS Fund.)

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal period end:	7/31/2017

Date of reporting period:	7/31/2017

Item 1 – Reports to Stockholders

Prudential Jennison Small-Cap Core Equity Fund

Prudential Core Conservative Bond Fund

Prudential TIPS Fund

Prudential Commodity Strategies Fund

Prudential QMA US Broad Market Index Fund

Prudential QMA Mid-Cap Core Equity Fund

ANNUAL REPORT

JULY 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Prudential Day One Underlying Funds

Prudential Day One Underlying Funds	3

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Prudential Jennison Small-Cap Core Equity Fund

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Total Returns as of 7/31/17
Since Inception* (%)
Class Q	12.89 (11/15/16)
Russell 2000 Index	8.73

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Since Inception returns for the index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Q shares with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class Q shares (November 15, 2016) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends

Prudential Day One Underlying Funds	5

Prudential Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (continued)

and distributions were reinvested. The line graph provides information for Class Q shares only. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Russell 2000 Index—The Russell 2000 Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
East West Bancorp, Inc., Banks	2.1
Summit Materials, Inc., Construction Materials	1.8
Paycom Software, Inc., Software	1.8
MACOM Technology Solutions Holdings, Inc., Semiconductors & Semiconductor Equipment	1.7
Univar, Inc., Trading Companies & Distributors	1.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/17 (%)
Banks	13.2
Software	8.1
Equity Real Estate Investment Trusts (REITs)	7.2
Hotels, Restaurants & Leisure	6.2
Machinery	4.5

Industry weightings reflect only long-term investments and are subject to change.

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Prudential Core Conservative Bond Fund

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Total Returns as of 7/31/17
Since Inception* (%)
Class Q	1.72 (11/15/16)
Bloomberg Barclays US Aggregate Bond Index	2.86

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Since Inception returns for the index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Q shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class Q shares (November 15, 2016) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were

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Prudential Core Conservative Bond Fund

Your Fund’s Performance (continued)

deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Q shares only. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
US Treasury Notes, 1.500%, 01/31/2019	3.8
US Treasury Notes, 1.250%, 11/30/2018	2.6
US Treasury Bonds, 3.000%, 05/15/2045	2.6
US Treasury Notes, 1.625%, 06/30/2020	2.5
US Treasury Notes, 1.250%, 12/31/2018	2.5

Holdings reflect only long-term investments and are subject to change.

Fund Composition expressed as a percentage of net assets as of 7/31/17 (%)
US Treasury Obligations	37.9
Corporate Bonds	29.0
US Government Agency Obligations	27.9
Commercial Mortgage-Backed Securities	2.6
Municipal Bonds	1.2

Fund Composition reflects only long-term investments and are subject to change.

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Prudential TIPS Fund

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Total Returns as of 7/31/17
Since Inception* (%)
Class Q	0.38 (11/15/16)
Bloomberg Barclays US TIPS Index	1.20

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Since Inception returns for the index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Q shares with a similar investment in the Bloomberg Barclays US TIPS Index by portraying the initial account values at the commencement of operations of Class Q shares (November 15, 2016) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all

Prudential Day One Underlying Funds	9

Prudential TIPS Fund

Your Fund’s Performance (continued)

dividends and distributions were reinvested. The line graph provides information for Class Q shares only. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Bloomberg Barclays US TIPS Index—The Bloomberg Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
US Treasury Inflation Indexed Bonds, TIPS, 0.125%, 01/15/2022	14.1
US Treasury Inflation Indexed Bonds, TIPS, 2.375%, 01/15/2025	13.9
US Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/2020	5.5
US Treasury Inflation Indexed Bonds, TIPS, 0.125%, 01/15/2023	5.4
US Treasury Inflation Indexed Bonds, TIPS, 0.625%, 01/15/2024	5.4

Holdings reflect only long-term investments and are subject to change.

Fund Composition expressed as a percentage of net assets as of 7/31/17 (%)
US Treasury Obligations	99.5

Fund Composition reflects only long-term investments and is subject to change.

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Prudential Commodity Strategies Fund

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Total Returns as of 7/31/17
Since Inception* (%)
Class Q	1.50 (11/15/16)
Bloomberg Commodity Index	–1.37

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Since Inception returns for the index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Q shares with a similar investment in the Bloomberg Commodity Index by portraying the initial account values at the commencement of operations of Class Q shares (November 15, 2016) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends

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Prudential Commodity Strategies Fund

Your Fund’s Performance (continued)

and distributions were reinvested. The line graph provides information for Class Q shares only. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

Bloomberg Commodity Index—The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME).

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
US Treasury Bills, 0.957%, 08/31/2017	49.2
Dreyfus Treasury Securities Cash Management	19.6
US Treasury Bills, 0.977%, 09/07/2017	8.0
US Treasury Bills, 1.023%, 10/12/2017	7.2
US Treasury Bills, 1.138%, 10/26/2017	6.5

Holdings reflect only long-term investments and are subject to change.

Top Five Commodities Futures Exposure as a percentage of net assets as of 7/31/17 (%)
Brent Crude	9.6
Copper	8.4
Corn	8.2
Natural Gas	7.4
Gold 100oz	7.4

Commodity Futures contracts reflect net exposure and are subject to change.

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Prudential QMA US Broad Market Index Fund

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Total Returns as of 7/31/17
Since Inception* (%)
Class Q	13.84 (11/17/16)
S&P Composite 1500 Index	13.25

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Since Inception returns for the index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Q shares with a similar investment in the S&P Composite 1500 Index by portraying the initial account values at the commencement of operations of Class Q shares (November 17, 2016) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends

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Prudential QMA US Broad Market Index Fund

Your Fund’s Performance (continued)

and distributions were reinvested. The line graph provides information for Class Q shares only. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

S&P Composite 1500 Index—The S&P Composite 1500® Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® to cover approximately 90% of the US market capitalization.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	3.0
SPDR S&P 500 ETF Trust, Exchange-Traded Funds	2.9
Microsoft Corp., Software	2.2
Facebook, Inc., Internet Software & Services	1.6
Amazon.com, Inc., Internet & Direct Marketing Retail	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/17 (%)
Banks	6.0
Software	4.4
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	4.2
Internet Software & Services	4.0

Industry weightings reflect only long-term investments and are subject to change.

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Prudential QMA Mid-Cap Core Equity Fund

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Total Returns as of 7/31/17
Since Inception* (%)
Class Q	11.72 (11/17/16)
S&P Mid-Cap 400 Index	9.26

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Since Inception returns for the index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Q shares with a similar investment in the S&P Mid-Cap 400 Index by portraying the initial account values at the commencement of operations of Class Q shares (November 17, 2016) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends

Prudential Day One Underlying Funds	15

Prudential QMA Mid-Cap Core Equity Fund

Your Fund’s Performance (continued)

and distributions were reinvested. The line graph provides information for Class Q shares only. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

S&P Mid-Cap 400 Index—The S&P 400 Index is designed to measure the performance of 400 mid-sized companies in the US.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
Chemours Co. (The), Chemicals	1.2
iShares Core S&P Mid-Cap ETF, Exchange-Traded Funds	1.2
Cadence Design Systems, Inc., Software	1.1
MSCI, Inc., Capital Markets	1.1
Atmos Energy Corp., Gas Utilities	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/17 (%)
Equity Real Estate Investment Trusts (REITs)	8.5
Banks	7.2
Electronic Equipment, Instruments & Components	5.8
Machinery	5.7
Software	4.6

Industry weightings reflect only long-term investments and are subject to change.

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Prudential Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Small-Cap Core Equity Fund’s Class Q shares rose 12.89% since inception on November 15, 2016 through July 31, 2017. In the same period, the Russell 2000® Index (the Index) advanced 8.73%.

What was the market environment?

•	Equity markets posted strong gains in the period. Growth stocks meaningfully outperformed value stocks and large caps topped mid and small caps.

•

Despite the Trump administration’s unorthodox approach and the Republican-controlled legislature’s lack of accomplishment, equity market gains so far this year have been supported by earnings growth and margin expansion across many industries.

•	In the Index, utilities and information technology gained the most ground, while energy declined sharply.

•

Solid economic fundamentals in the US included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained benign. The Federal Reserve raised the federal funds target rate to 1.00%-1.25%.

What worked?

•	Information Technology contributed strongly to performance:

•

Paycom Software’s earnings and operating margins were impressive. Jennison continues to believe the company is executing extremely well, and its mix of growth and profitability is one of the best among its peers. It also has a defensible competitive position as well as the ability to gain clients from legacy vendors.

•

Results for semiconductor company MACOM Technology Solutions were driven by strength, most notably in its Datacenter Optical segment. Jennison believes the company is a unique mix of near and long term growth drivers and expanding margins.

•	The consumer discretionary, materials, and industrials sectors also added value in aggregate; however, other key contributors were not concentrated in any one sector:

•

Vail Resorts enjoyed a good quarter despite a slow start to the ski season. This demonstrates to Jennison how nicely the business model has developed, with significant revenue locked in via season passes and increasing geographic diversity moderating some of the weather risk. Jennison continues to see numerous growth opportunities for the company, while eyeing its steadily increasing market cap for suitability in its portfolios.

•

Intersect ENT’s long-term upside remains compelling in Jennison’s view. Jennison expects accelerating sales growth to continue into 2019 and Jennison is encouraged by sales force productivity and early success of the PROPEL Contour launch.

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Prudential Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview (continued)

•

NN, Inc. is a global diversified industrial manufacturer of high-precision metal and plastic components and assemblies. The company posted organic growth in its three business segments—Precision Bearing Components, Autocam Precision Components, and Precision Engineered Products. Jennison believes there is the potential for additional upside as positive industrial data points turn into revenues in what should be a more robust macro environment.

What didn’t work?

•	Overweight positions in energy and health care hurt relative results. Individual detractors were diversified across sectors.

•

Shares of Forum Energy Technologies likely fell as a result of slower cost absorption and less-robust pricing than investors anticipated. In our view, the company continues to be well situated for what Jennison still expects to be a broader recovery, particularly after the company absorbs costs at its facilities and pricing picks up at the same time.

•

Zoe’s Kitchen’s quarterly results were disappointing, and management signaled expectations for margin pressures to persist in the coming quarters, as core initiatives were not expected to drive sales until the latter half of this year. In addition, the fast casual industry remains difficult overall due to macro headwinds. Jennison likes the steps that management is taking to build future growth, including expanding its menu and delivery options, increasing infrastructure and technology investments, while building a national footprint.

•

Aggressive price actions by United drove weaker than expected guidance which sent shares of Spirit Airlines and broader airline equities down sharply. While fare wars will drive earnings down, Jennison is hopeful that this could be short lived. Jennison continues to like Spirit’s business model and position as a low cost provider in key leisure markets.

•

Radius Health suffered from complications surrounding the approval and commercialization of its program to treat severe osteoporosis. Jennison’s original investment decision was predicated on the strategic value of its treatments and oncology program However, Jennison eliminated the position as the launch and payer environment would take time before the drug was truly successful.

•

Shares of CyberArk Software declined on decelerating license revenue growth and sales execution issues. Jennison believes that the end markets are healthy and that CyberArk Software can fix its execution missteps.

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The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Paycom Software Inc.	0.93	Forum Energy Technologies, Inc.	–0.41
Vail Resorts, Inc.	0.80	Zoe’s Kitchen, Inc.	–0.37
MACOM Technology Solutions Holdings, Inc.	0.68	Spirit Airlines, Inc.	–0.27
Intersect ENT, Inc.	0.59	Radius Health, Inc.	–0.26
NN, Inc.	0.56	CyberArk Software Ltd.	–0.19

Current outlook

•	There are a number of outcomes from President Trump’s policy changes being discussed that could be positive for the overall US economy and equity markets.

•

These include reduced regulations and a more business-friendly environment; a likelihood of lower corporate and personal tax rates; rising confidence of consumers and small business owners; and increased capital spending and/or stimulative fiscal policy.

•	On the other hand, Jennison sees certain economic headwinds that indicate it might not be smooth sailing.

•	These include historically low labor productivity, rising commodity prices and rising interest rates; calls for protectionism and increased tariffs or border taxes; and a rising US dollar.

•

Jennison is more positive on the financial sector, which could benefit from the combination of rising rates, reduced regulation and possibly lower taxes. Jennison is also constructive on Technology and selected parts of Industrials which have been depressed and could benefit from increased spending in infrastructure and/or defense and improvement in Energy markets.

•

In contrast, Jennison has concerns about the uncertainty impacting health care. At the same time, Jennison is cautious on cyclical stocks which have rebounded strongly but where the magnitude and duration of the recovery is very uncertain. Jennison favors more services-oriented businesses in the consumer discretionary sector over retail.

•

As always, Jennison remains biased towards long term secular growth stories with attractive valuations, good balance sheets, and strong free cash flow. With inflation rising for the first time in many years, Jennison’s particular focus is on companies that can demonstrate pricing power and the ability to hold margins against cost pressures.

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Prudential Core Conservative Bond Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Core Conservative Bond Fund’s Class Q shares returned 1.72% for the period since its inception on November 15, 2016 through July 31, 2017, underperforming the 2.86% gain of the Bloomberg Barclays US Aggregate Bond Index (the Index).

What were market conditions?

•

During the reporting period, the market experienced several significant events, including the surprise victory of Donald Trump in the US Presidential election, the impact of ongoing bond-buying programs by the European Central Bank and the Bank of England, two Federal Reserve (Fed) rate hikes, and the wait for details about the Fed’s long-expected balance sheet runoff. As the period ended, speculation increased about who would head the Fed after Janet Yellen’s term expires in early 2018. Would it be a dove intent on boosting the Trump growth agenda? Or, would it be a more rules-based chairperson intent on reaching the Fed’s “dots”? (“Dots” refer to projections made by the members of the Fed’s Open Market Committee about where they think interest rates should be at a particular point in the future.)

•

US economic growth, which had weakened earlier in the period, rebounded to a 2.6% pace during the second quarter of 2017 against a backdrop of continued above-trend growth in the rest of the G3. (The G3, or Group of Three, refers to the US, Japan and the European Union.) US inflation, however, was generally weaker than expected, continuing to undershoot G3 central bank targets.

•

Overall, the underlying momentum in the US economy has remained solid since early 2016. Real final private sector demand has been notably robust, growing at an annualized rate of between 2.6% and 3.3% in each of the last five calendar quarters and averaging 2.8% in first half of 2017. (Real final demand is the total demand for final goods and services, adjusted for inflation, in an economy.) Consumer spending has been particularly strong, but investment spending, too, has picked up as headwinds from the collapse in energy prices and the strengthening US dollar have faded.

•

US companies continued to hire at a strong pace, with monthly job gains averaging 184,000 in the year to date through July 31, 2017, which is little changed from 2016’s average of 187,000 jobs and well above the estimated 75,000 to 100,000 jobs needed to keep the unemployment rate unchanged. Indeed, the unemployment rate gradually ticked lower during the reporting period, inching down to 4.3% in July. Importantly, job gains were widespread across industries. Even the retail sector, which shed jobs every month from February through May, saw stable employment in the last two months of the period.

•	Lean business inventories, solid core durable goods orders, and ongoing strong job gains suggest real US GDP growth is on track to maintain its second-quarter momentum into the third quarter.

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•	The US fixed income markets, as represented by the Index, performed well during the reporting period, posting a return of 2.86%.

•

US corporate bonds also performed well. Within the Index, metals & mining, energy, and paper & packaging were amongst the strongest-performing sectors, while airlines, tobacco, and retailers & restaurants were amongst the largest underperforming sectors.

•

Agency mortgage-backed securities outperformed US Treasuries during the fourth quarter of 2016 as interest rates rose sharply after the US Presidential election. The underperformance continued in the first quarter of 2017 due to increased concern about a more aggressive pace of Fed rate hikes and statements about potential adjustments to the Fed’s balance sheet. Toward the end of the period, mortgage-backed securities spreads (yield differentials versus comparable-maturity Treasuries) tightened, net supply increased, and outright buyers seemed willing to wait for better entry points to add mortgage-backed securities exposure. The 30-year mortgage rate ended the period at approximately 4%.

•

Structured products performed very well but closed the period with notable spread tightening in asset-backed securities (ABS), non-agency mortgage-backed securities, and commercial mortgage-backed securities (CMBS).

What worked?

•	The Fund’s overweight positions in investment-grade corporate bonds and municipal securities added to relative performance.

•	Security selection among US Treasuries and emerging markets debt also contributed positively.

•	Within corporate bonds, positioning in the foreign non-corporate, automotive, and consumer non-cyclical sectors was positive.

•	In individual security selection, the Fund benefited from overweights in Morgan Stanley (banking), General Motors (automotive), and Anheuser-Busch InBev (consumer non-cyclical).

•	The Fund’s duration positioning added to performance for the reporting period. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

What didn’t work?

•	The Fund underperformed due to expenses related to its start-up costs.

•	The Fund’s underweights in emerging markets debt and mortgage-backed securities detracted from relative returns.

Prudential Day One Underlying Funds	21

Prudential Core Conservative Bond Fund

Strategy and Performance Overview (continued)

•	Security selection in investment-grade corporate bonds limited results.

•	The Fund’s positioning in the telecommunication services, midstream energy, and banking sectors detracted from performance.

•	In individual security selection, the Fund’s overweight positions in Verizon Communications (telecommunication services), Goldman Sachs (banking) and Oracle (technology) hurt relative returns.

Current outlook

•

PGIM Fixed Income, a PGIM business, maintains a positive view of fundamentals in the credit sectors of the fixed income market and the Fund is overweight in spread sectors, including investment-grade corporate bonds, and also in municipal securities and CMBS.

•

Within investment-grade corporate bonds, the Fund continues to have a longer duration emphasis, with a modest overweight in financials. Within industrials, PGIM Fixed Income is focusing on names where an “event” has passed, as companies that issue higher-quality corporate bonds continue to add debt and consolidation remains a concern. Furthermore, PGIM Fixed Income is focusing on US-centric issuers rather than multinationals or exporters that are vulnerable to potential protectionist trade policies. The main near-term risks in the corporate bond market are the policies of the US Administration, the impact of the tightening Fed, and political instability outside the US.

•

With regards to municipal securities, PGIM Fixed Income believes market technicals (supply and demand conditions) should remain favorable through much of the third quarter of 2017 but expects the environment to become less supportive by the end of the quarter. Tax-reform discussions in Washington, D.C. will be closely monitored, though they are not expected to negatively impact the market during 2017. Volatility is likely to continue in Puerto Rico, as the judge overseeing the commonwealth’s bankruptcy case has encouraged all parties to resolve disputes through negotiation. Looking ahead, PGIM Fixed Income expects taxable municipal bonds to perform in line with corporate bonds, with the potential for outperformance should corporate mergers and acquisitions activity pick up.

•

Among US Treasuries, the Fund is positioned for higher two-year yields given the potential for additional Fed policy tightening amid the recent firmness in economic data and the possibility of further increases in asset prices. Overall, PGIM Fixed Income remains positive on the intermediate portion of the Treasury yield curve, which appears cheap based on potential Fed policy scenarios.

•

Structured products are noteworthy for favorable supply technicals and a benign fundamental backdrop, but PGIM Fixed Income believes they remain vulnerable to spread volatility in other riskier asset classes. Nevertheless, PGIM Fixed Income remains very positive on assets at the top of the capital structure.

22	Visit our website at pgiminvestments.com

•

In CMBS, PGIM Fixed Income continues to find value in high-quality securities of new issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed-rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

•

The Fund maintains an underweight in non-US government-related sectors, as well as in US agency securities and US agency mortgage-backed securities, as PGIM Fixed Income finds more compelling value in the sectors previously mentioned.

Prudential Day One Underlying Funds	23

Prudential TIPS Fund

Strategy and Performance Overview

How did the Fund Perform?

The Prudential TIPS Fund’s Class Q shares returned 0.38% from its inception on November 15, 2016 through July 31, 2017. During the same period, the Bloomberg Barclays US TIPS Index (the Index) returned 1.20%.

What were market conditions?

•

Developed market rates encountered a steady headwind in late 2016 amid expectations for expanded fiscal policies in the US, signs of policy restraint or tightening from major central banks, and firming inflation prospects as oil prices rose.

•

TIPS performed well in the fourth quarter of 2016, due to Donald Trump’s election win and expectations of more stimulus and pro-growth initiatives, which typically result in higher inflation. The increase in oil prices throughout the quarter also contributed to strong TIPS performance.

•

While the market reaction to the global reflation trade, which reflects a pick-up in economic activity and corporate earnings, garnered many headlines in the first quarter of 2017, the US 10-year Treasury yield retraced its increase since the start of the year and ended the first quarter about six basis points lower at 2.39%. The earlier increase in rates occurred globally amid signs of accelerating growth and inflation. Indeed, the increase in inflation in both Europe and the US appeared to approach targets set by the respective central banks. TIPS breakevens widened to start the year as they outperformed nominal Treasuries on the global reflation trade. (A TIPS breakeven rate is when the expected inflation rate equals comparable US Treasury yield minus TIPS real yield.) Then later in the quarter, TIPS underperformed nominal Treasuries as confidence waned that the new President would be able to easily push through his pro-growth agenda. TIP breakevens finished the first quarter little changed.

•

The US Treasuries market continued to offer a robust set of long and short opportunities across the curve. The front of the curve rose in the second quarter as the Federal Reserve (Fed) implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of the year. While PGIM Fixed Income’s base case is that the Fed raises rates one more time in 2017, the market-implied probability for another hike this year only stood at about 50% as the quarter ended, which PGIM Fixed Income believes is underpriced and supports the Fund’s short positioning at the front of the Treasuries curve. TIPS breakevens tightened in the second quarter as inflation decelerated and commodity prices decreased.

What worked?

•	Security selection added to performance for the reporting period.

24	Visit our website at pgiminvestments.com

•

The duration of the Fund was closely matched to the Index for the reporting period. Duration positioning added to performance during the period. The Fund ended the period with a neutral duration position to the Index.

What didn’t work?

•	The Fund’s underperformance was driven mainly by transaction costs related to the launch of the Fund in November 2016.

•	The Fund maintained a yield curve flattening position which hurt performance over the reporting period.

Current outlook

The weak inflation environment poses a quandary for the Fed as it contemplates the next steps in its tightening cycle. At the Fed’s next meeting on September 20, PGIM Fixed Income anticipates the Fed will likely formally announce plans to begin reducing its balance sheet gradually by tapering its reinvestments of maturing securities, with actual tapering likely to begin in October. PGIM Fixed Income still anticipates an additional rate hike in December, followed by two additional rate hikes next year, as a base case. Policy developments out of Congress remain a risk for the timing of Fed tightening, however. The lack of progress on healthcare reform has likely delayed tax reform, and the legislative calendar in September is packed, including the need for Congress to address the debt ceiling and extend government spending authorization beyond the current September 30 deadline.

Prudential Day One Underlying Funds	25

Prudential Commodity Strategies Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Commodity Strategies Fund Class Q shares returned 1.50% for the period since the Fund’s inception on November 15, 2016 through July 31, 2017. The Fund outperformed the Bloomberg Commodity Index (the Index), which fell –1.37%.

What were market conditions?

For the period, the industrial metals, precious metals and livestock sectors rallied, while the energy and agriculture (grains and soft commodities) sectors fell.

What worked?

•	The Fund’s positions in natural gas and sugar contributed to the relative outperformance for the period.

•	Underweights in sugar and soybean oil in addition to an overweight in wheat contributed to portfolio performance.

What didn’t work?

•

The performance of natural gas and grains markets were hindered by negative roll yield associated with contango—a situation where the future spot price (the current market price) is below the current price. The precious metals and softs sectors moved lower.

Did the Fund use derivatives and how did they affect performance?

•	The Fund primarily trades in listed exchange-traded commodity futures contracts. These futures are a form of derivatives, based on the underlying price of a specific commodity.

Current outlook

At the moment, the portfolio is positioned with an overweight to the energy sector (both the petroleum complex as well as natural gas), underweight positions held in the precious metals and livestock sectors (sectors which have historically demonstrated lower betas (risk measures) to the performance of the asset class) and an intra-sector relative value position in grains in which corn and the two wheat contracts (Chicago and Kansas City) are overweighted while the soybean complex (soybeans, soybean meal and soybean oil) are underweighted. Additionally, deferred calendar months futures contracts are held to varying extents across the portfolio.

26	Visit our website at pgiminvestments.com

Prudential QMA US Broad Market Index Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Broad Index Fund’s Class Q shares returned 13.84% for the period since the Fund’s inception on November 17, 2016, through July 31, 2017. During the same period, the S&P 1500 Composite Index (the Index) gained 13.25%.

What were market conditions?

•

Stocks turned in strong performance during the reporting period. As a result of some turbulence in November just after the US presidential election, stocks initially plummeted but quickly reversed course and maintained gains through the reporting period on strong earnings and positive investor sentiment.

•

Headline macro-events included fiercely contested disputes in the US Congress over the Trump administration’s policy initiatives, especially on health care and tax reform. Investors shrugged off the political impasse, as stocks sailed smoothly to new highs on strong earnings and positive investor sentiment. However, the extended low-volatility environment had some investors worried over concerns that a sense of complacency may have taken hold.

•

Solid economic fundamentals in the US included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained benign. The Federal Reserve raised the federal funds target rate to 1.00%–1.25%.

What worked?

•	The Fund closely tracked the performance of the Index over the period ending July 31, 2017.

•	The Fund held all stocks included in the Index in approximately the same proportions.

Did the Fund use derivatives and how did they affect performance?

•

The Fund held S&P 500 E-Mini stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the year to date.

Prudential Day One Underlying Funds	27

Prudential QMA Mid-Cap Core Equity Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Mid-Cap Core Fund’s Class Q Shares returned 11.72% for the period since its inception on November 17, 2016 through July 31, 2017. The Fund outperformed the 9.26% return of the S&P Mid-Cap 400 Index (the Index).

What were market conditions?

•

Stocks turned in strong performance during the reporting period. As a result of some turbulence in November just after the US presidential election, stocks initially plummeted but quickly reversed course and maintained gains through the reporting period on strong earnings and positive investor sentiment.

•

Headline macro-events included fiercely contested disputes in the US Congress over the Trump administration’s policy initiatives, especially on health care and tax reform. Investors shrugged off the political impasse, as stocks sailed smoothly to new highs on strong earnings and positive investor sentiment. However, the extended low-volatility environment had some investors worried over concerns that a sense of complacency may have taken hold.

•

Solid economic fundamentals in the US included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained benign. The Federal Reserve raised the federal funds target rate to 1.00%–1.25%.

What worked?

•

The Fund’s positions are based on a quantitative stock selection model that favors companies that are a good value, are high quality and have good earnings prospects relative to peers. QMA’s quality factors in stock selection were particularly powerful over the period, and accounted for much of the excess return.

•	Growth factors, including measures of analyst revision and adjustments to target prices, were a positive contributor as well, but to a lesser degree.

•

QMA maintains diversified portfolios built from the bottom up, with limited deviations from the benchmark with respect to sector and industry. These risk controls ensured unintended bets did not unwind the strength of the signals from QMA’s stock selection model.

What did not work?

•	Relative value factors in QMA’s model detracted from performance. In general, stocks that were more expensive relative to peers when using earnings, book and sales-based multiples meaningfully outperformed attractively priced stocks. This was concentrated in the second quarter of 2017.

•	Stock selection among technology stocks struggled as investors reached for growth with little regard for the relative value or quality of the companies.

28	Visit our website at pgiminvestments.com

Current outlook:

•

While valuation signals were less effective in the second quarter, QMA continues to see potential among attractively priced stocks. Through the second quarter QMA observed that the difference in valuations between the most and least expensive stocks (the valuation spread) had widened to extreme levels when compared to historical levels. QMA’s research shows that during this type of environment, there tends to be a stronger payoff to valuation factors. The valuation spread remains above average and points to ongoing opportunities among undervalued stocks.

Prudential Day One Underlying Funds	29

Fees and Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small-Cap Core Equity Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,071.30	0.95%	$4.88
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

30	Visit our website at pgiminvestments.com

Prudential Core Conservative Bond Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,022.80	0.50%	$2.51
	Hypothetical	$1,000.00	$1,022.32	0.50%	$2.51

Prudential TIPS Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,001.90	0.40%	$1.99
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Commodity Strategies Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$962.10	1.01%	$4.91
	Hypothetical	$1,000.00	$1,019.84	1.01%	$5.06

Prudential QMA US Broad Market Index Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,089.20	0.20%	$1.04
	Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00

Prudential QMA Mid-Cap Core Equity Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,052.80	0.85%	$4.33
	Hypothetical	$1,000.00	$1,020.58	0.85%	$4.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the tables), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2017 (to reflect the six-month period). Expenses presented in the tables include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Day One Underlying Funds	31

Prudential Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 95.3%

COMMON STOCKS

Aerospace & Defense 0.7%
KLX, Inc.*	1,739	$90,289

Airlines 0.8%
Spirit Airlines, Inc.*	2,506	97,358

Auto Components 0.1%
Dorman Products, Inc.*	203	15,850

Banks 13.2%
Bank of the Ozarks, Inc.	3,493	150,723
BankUnited, Inc.	4,726	162,669
Brookline Bancorp, Inc.	4,165	61,850
Byline Bancorp, Inc.*	1,253	25,260
Columbia Banking System, Inc.	3,183	126,811
Eagle Bancorp, Inc.*	2,743	171,300
East West Bancorp, Inc.	4,641	264,444
Pinnacle Financial Partners, Inc.	3,325	212,468
Renasant Corp.	2,314	98,090
Seacoast Banking Corp. of Florida*	3,559	83,174
Signature Bank*	739	102,411
Wintrust Financial Corp.	2,670	201,078

		1,660,278

Beverages 0.3%
MGP Ingredients, Inc.	640	37,734

Biotechnology 2.9%
Amicus Therapeutics, Inc.*	9,609	124,436
DBV Technologies SA (France), ADR*	1,139	50,731
Juno Therapeutics, Inc.*	1,725	49,042
La Jolla Pharmaceutical Co.*	1,946	57,660
Otonomy, Inc.*	4,100	77,080

		358,949

Building Products 0.7%
JELD-WEN Holding, Inc.*	572	18,676
PGT Innovations, Inc.*	5,794	75,322

		93,998

See Notes to Financial Statements.

Prudential Day One Underlying Funds	33

Prudential Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets 0.9%
Moelis & Co. (Class A Stock)	1,639	$67,035
OM Asset Management PLC	3,316	49,972

		117,007

Chemicals 2.2%
Ferro Corp.*	8,468	162,925
PolyOne Corp.	3,185	116,507

		279,432

Commercial Services & Supplies 2.1%
Advanced Disposal Services, Inc.*	4,651	112,461
Mobile Mini, Inc.	3,735	115,038
West Corp.	1,467	34,284

		261,783

Construction & Engineering 0.2%
Great Lakes Dredge & Dock Corp.*	5,320	21,014

Construction Materials 1.8%
Summit Materials, Inc. (Class A Stock)*	7,851	223,282

Distributors 0.6%
Core-Mark Holding Co., Inc.	2,001	73,377

Diversified Telecommunication Services 1.2%
Cogent Communications Holdings, Inc.	3,756	156,813

Electric Utilities 1.7%
El Paso Electric Co.	2,186	113,454
Portland General Electric Co.	2,357	105,334

		218,788

Electronic Equipment, Instruments & Components 1.4%
Anixter International, Inc.*	1,203	94,736
Littelfuse, Inc.	450	81,081

		175,817

Energy Equipment & Services 0.7%
Basic Energy Services, Inc.*	680	15,232
Forum Energy Technologies, Inc.*	5,687	75,353

		90,585

See Notes to Financial Statements.

34

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) 7.2%
Chatham Lodging Trust	4,557	$94,239
Colony NorthStar, Inc. (Class A Stock)	9,085	133,004
Cousins Properties, Inc.	8,852	81,350
Gaming & Leisure Properties, Inc.	2,370	89,918
Hersha Hospitality Trust	6,495	121,846
National Storage Affiliates Trust	3,520	80,819
Pebblebrook Hotel Trust	2,859	96,262
QTS Realty Trust, Inc. (Class A Stock)	1,634	87,370
Retail Opportunity Investments Corp.	5,828	118,192

		903,000

Food & Staples Retailing 1.9%
Performance Food Group Co.*	5,538	159,494
Sprouts Farmers Market, Inc.*	3,321	79,937

		239,431

Food Products 2.0%
Adecoagro SA (Argentina)*	11,660	118,582
Darling Ingredients, Inc.*	5,271	85,759
Hain Celestial Group, Inc. (The)*	937	41,894

		246,235

Health Care Equipment & Supplies 3.1%
GenMark Diagnostics, Inc.*	9,511	112,515
Integra LifeSciences Holdings Corp.*	2,016	100,115
Nevro Corp.*	1,440	123,926
NuVasive, Inc.*	857	56,382

		392,938

Health Care Providers & Services 2.8%
Acadia Healthcare Co., Inc.*(a)	1,907	100,938
Premier, Inc. (Class A Stock)*	1,400	48,860
Teladoc, Inc.*	2,544	83,443
Tivity Health, Inc.*	2,920	115,778

		349,019

Hotels, Restaurants & Leisure 6.2%
ClubCorp Holdings, Inc.	4,175	70,766
Pinnacle Entertainment, Inc.*	8,087	153,653
Planet Fitness, Inc. (Class A Stock)	6,609	149,760
Texas Roadhouse, Inc.	1,322	62,531
Vail Resorts, Inc.	902	190,105
Wingstop, Inc.*	3,655	109,687
Zoe’s Kitchen, Inc.*(a)	3,697	41,813

		778,315

See Notes to Financial Statements.

Prudential Day One Underlying Funds	35

Prudential Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance 2.1%
Validus Holdings Ltd.	2,637	$141,844
White Mountains Insurance Group Ltd.	142	122,773

		264,617

Internet & Direct Marketing Retail 0.4%
Wayfair, Inc. (Class A Stock)*(a)	635	48,482

Internet Software & Services 3.2%
Criteo SA (France), ADR*	1,644	83,186
MINDBODY, Inc. (Class A Stock)*	2,618	67,937
MuleSoft, Inc. (Class A Stock)*(a)	2,256	49,045
New Relic, Inc.*	1,452	68,186
Q2 Holdings, Inc.*	2,655	103,280
Shutterstock, Inc.*	870	36,662

		408,296

IT Services 2.1%
Global Payments, Inc.	796	75,119
InterXion Holding NV (Netherlands)*	2,654	127,047
Presidio, Inc.*	4,826	65,778

		267,944

Life Sciences Tools & Services 1.1%
INC Research Holdings, Inc. (Class A Stock)*	1,411	77,605
NanoString Technologies, Inc.*	2,175	33,082
VWR Corp.*	1,040	34,320

		145,007

Machinery 4.5%
Actuant Corp. (Class A Stock)	2,727	65,993
Gardner Denver Holdings, Inc.*	4,411	101,277
Mueller Water Products, Inc. (Class A Stock)	5,177	60,053
NN, Inc.	3,343	92,601
Rexnord Corp.*	6,987	161,819
Terex Corp.	2,252	88,661

		570,404

Media 1.2%
Cinemark Holdings, Inc.	3,928	152,799

See Notes to Financial Statements.

36

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 1.1%
MFA Financial, Inc.	15,638	$132,767

Oil, Gas & Consumable Fuels 3.0%
Arch Coal, Inc. (Class A Stock)	660	50,206
PDC Energy, Inc.*	729	34,380
SemGroup Corp. (Class A Stock)	3,260	88,183
Tallgrass Energy GP LP	2,854	74,061
WPX Energy, Inc.*	11,575	124,779

		371,609

Personal Products 0.7%
elf Beauty, Inc.*	3,256	82,605

Pharmaceuticals 2.7%
Dermira, Inc.*	3,174	87,380
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	464	51,866
Intersect ENT, Inc.*	3,545	97,133
Prestige Brands Holdings, Inc.*	1,851	99,269

		335,648

Professional Services 1.0%
Korn/Ferry International	3,642	121,825

Real Estate Management & Development 0.2%
Marcus & Millichap, Inc.*	1,218	31,181

Road & Rail 0.3%
Saia, Inc.*	723	39,295

Semiconductors & Semiconductor Equipment 4.2%
Cavium, Inc.*	2,571	159,248
MACOM Technology Solutions Holdings, Inc.*	3,572	216,285
MaxLinear, Inc. (Class A Stock)*	3,380	88,556
Monolithic Power Systems, Inc.	679	69,475

		533,564

Software 8.1%
Callidus Software, Inc.*	4,442	107,940
CommVault Systems, Inc.*	938	55,858
CyberArk Software Ltd. (Israel)*	2,053	85,569
Fortinet, Inc.*	2,268	83,712
HubSpot, Inc.*	1,831	132,473
Paycom Software, Inc.*	3,142	220,223

See Notes to Financial Statements.

Prudential Day One Underlying Funds	37

Prudential Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Proofpoint, Inc.*	1,453	$123,853
Varonis Systems, Inc.*	3,379	125,868
Zendesk, Inc.*	2,843	83,357

		1,018,853

Specialty Retail 2.3%
Five Below, Inc.*	4,010	193,723
Party City Holdco, Inc.*(a)	6,481	90,410

		284,133

Thrifts & Mortgage Finance 0.2%
WSFS Financial Corp.	511	23,072

Trading Companies & Distributors 2.2%
Beacon Roofing Supply, Inc.*	1,444	66,323
Univar, Inc.*	6,929	215,076

		281,399

TOTAL LONG-TERM INVESTMENTS (cost $10,937,984)		11,994,792

SHORT-TERM INVESTMENTS 7.8%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	653,270	653,270
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $329,204; includes $328,829 of cash collateral for securities on loan)(b)(w)	329,171	329,204

TOTAL SHORT-TERM INVESTMENTS (cost $982,474)		982,474

TOTAL INVESTMENTS 103.1% (cost $11,920,458)		12,977,266
Liabilities in excess of other assets (3.1)%		(393,627)

NET ASSETS 100.0%		$12,583,639

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $317,420; cash collateral of $328,829 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

See Notes to Financial Statements.

38

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$90,289	$—	$—
Airlines	97,358	—	—
Auto Components	15,850	—	—
Banks	1,660,278	—	—
Beverages	37,734	—	—
Biotechnology	358,949	—	—
Building Products	93,998	—	—
Capital Markets	117,007	—	—
Chemicals	279,432	—	—
Commercial Services & Supplies	261,783	—	—
Construction & Engineering	21,014	—	—
Construction Materials	223,282	—	—
Distributors	73,377	—	—
Diversified Telecommunication Services	156,813	—	—
Electric Utilities	218,788	—	—
Electronic Equipment, Instruments & Components	175,817	—	—
Energy Equipment & Services	90,585	—	—
Equity Real Estate Investment Trusts (REITs)	903,000	—	—
Food & Staples Retailing	239,431	—	—
Food Products	246,235	—	—
Health Care Equipment & Supplies	392,938	—	—
Health Care Providers & Services	349,019	—	—
Hotels, Restaurants & Leisure	778,315	—	—
Insurance	264,617	—	—
Internet & Direct Marketing Retail	48,482	—	—
Internet Software & Services	408,296	—	—

See Notes to Financial Statements.

Prudential Day One Underlying Funds	39

Prudential Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
IT Services	$267,944	$—	$—
Life Sciences Tools & Services	145,007	—	—
Machinery	570,404	—	—
Media	152,799	—	—
Mortgage Real Estate Investment Trusts (REITs)	132,767	—	—
Oil, Gas & Consumable Fuels	371,609	—	—
Personal Products	82,605	—	—
Pharmaceuticals	335,648	—	—
Professional Services	121,825	—	—
Real Estate Management & Development	31,181	—	—
Road & Rail	39,295	—	—
Semiconductors & Semiconductor Equipment	533,564	—	—
Software	1,018,853	—	—
Specialty Retail	284,133	—	—
Thrifts & Mortgage Finance	23,072	—	—
Trading Companies & Distributors	281,399	—	—
Affiliated Mutual Funds	982,474	—	—

Total	$12,977,266	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Banks	13.2%
Software	8.1
Affiliated Mutual Funds (including 2.6% of collateral for securities on loan)	7.8
Equity Real Estate Investment Trusts (REITs)	7.2
Hotels, Restaurants & Leisure	6.2
Machinery	4.5
Semiconductors & Semiconductor Equipment	4.2
Internet Software & Services	3.2
Health Care Equipment & Supplies	3.1
Oil, Gas & Consumable Fuels	3.0
Biotechnology	2.9
Health Care Providers & Services	2.8
Pharmaceuticals	2.7
Specialty Retail	2.3
Trading Companies & Distributors	2.2
Chemicals	2.2
IT Services	2.1
Insurance	2.1
Commercial Services & Supplies	2.1%
Food Products	2.0
Food & Staples Retailing	1.9
Construction Materials	1.8
Electric Utilities	1.7
Electronic Equipment, Instruments & Components	1.4
Diversified Telecommunication Services	1.2
Media	1.2
Life Sciences Tools & Services	1.1
Mortgage Real Estate Investment Trusts (REITs)	1.1
Professional Services	1.0
Capital Markets	0.9
Airlines	0.8
Building Products	0.7
Energy Equipment & Services	0.7
Aerospace & Defense	0.7
Personal Products	0.7
Distributors	0.6
Internet & Direct Marketing Retail	0.4

See Notes to Financial Statements.

40

Industry Classification (cont’d.)
Road & Rail	0.3%
Beverages	0.3
Real Estate Management & Development	0.2
Thrifts & Mortgage Finance	0.2
Construction & Engineering	0.2

Auto Components	0.1%

103.1
Liabilities in excess of other assets	(3.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$317,420	$(317,420)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	41

Prudential Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.3%

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.6%
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A4	3.458%		12/10/49	125	$129,125
Fannie Mae-Aces, Series 2015-M7, Class AB2	2.502		12/25/24	49	47,921
Series 2016-M11, Class A2	2.369	(c)	07/25/26	75	72,313
Series 2017-M1, Class A2	2.417	(c)	10/25/26	40	38,714
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A3	3.393		12/15/49	125	128,548
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A3	3.459		12/15/49	125	128,767
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337		12/15/49	125	127,761
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374		12/15/59	125	127,862

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $787,599)					801,011

CORPORATE BONDS 29.0%

Aerospace & Defense 0.2%
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.800		03/01/45	15	14,688
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750		06/01/43	25	28,020
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes	3.500		03/15/27	20	20,546
Sr. Unsec’d. Notes	4.350		04/15/47	10	10,499

					73,753

Agriculture 0.4%
Altria Group, Inc., Gtd. Notes	2.850		08/09/22	65	66,320
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	2.625		03/06/23	50	50,142
Sr. Unsec’d. Notes	4.250		11/10/44	10	10,257

					126,719

Airlines 0.1%
Continental Airlines, Inc., Pass-Through Certificates	4.150		10/11/25	28	29,585

Auto Manufacturers 0.7%
Ford Motor Co., Sr. Unsec’d. Notes	6.375		02/01/29	60	69,452
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.096		05/04/23	15	14,881
Sr. Unsec’d. Notes	3.200		01/15/21	25	25,509
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43	15	16,991
General Motors Financial Co., Inc., Gtd. Notes	3.950		04/13/24	90	91,537

					218,370

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks 5.2%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	200	$205,240
Sr. Unsec’d. Notes, MTN	3.875	08/01/25	40	41,684
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	50	53,233
Sr. Unsec’d. Notes, MTN	4.000	04/01/24	5	5,281
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.900	12/08/21	20	20,284
Sr. Unsec’d. Notes	3.400	05/01/26	40	39,900
Sr. Unsec’d. Notes	3.700	01/12/26	125	127,218
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000	03/03/24	240	252,214
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000	03/30/22	115	122,147
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	3.875	02/01/24	45	47,450
Sub. Notes	3.875	09/10/24	215	223,012
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	235	245,277
PNC Financial Services Group, Inc. (The), Sub. Notes	3.900	04/29/24	50	52,707
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700	01/27/22	20	20,142
US Bancorp, Sr. Unsec’d. Notes, MTN	2.625	01/24/22	50	50,719
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000	10/23/26	20	19,610
Sr. Unsec’d. Notes, MTN	3.000	02/19/25	90	89,627

				1,615,745

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300	02/01/23	125	129,702
(Belgium), Gtd. Notes	4.900	02/01/46	30	33,692
PepsiCo, Inc., Sr. Unsec’d. Notes	2.750	03/05/22	75	76,695
Sr. Unsec’d. Notes	3.600	03/01/24	10	10,584

				250,673

Biotechnology 0.8%
Amgen, Inc., Sr. Unsec’d. Notes	3.625	05/22/24	150	157,698
Celgene Corp., Sr. Unsec’d. Notes	3.625	05/15/24	40	41,803
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400	12/01/21	20	21,694
Sr. Unsec’d. Notes	4.800	04/01/44	20	22,059

				243,254

Chemicals 0.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250	01/15/45	15	16,994
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125	11/15/21	75	80,551
Eastman Chemical Co., Sr. Unsec’d. Notes	4.650	10/15/44	20	21,196

See Notes to Financial Statements.

Prudential Day One Underlying Funds	43

Prudential Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	2.800%	02/15/23	15	$15,232
LYB International Finance II BV, Gtd. Notes	3.500	03/02/27	35	35,055
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000	11/15/21	50	56,709
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.500	06/01/47	5	5,276

				231,013

Commercial Services 0.1%
President & Fellows of Harvard College, Unsec’d. Notes	3.150	07/15/46	9	8,533
University of Southern California, Unsec’d. Notes	3.841	10/01/47	10	10,381

				18,914

Computers 1.3%
Apple, Inc., Sr. Unsec’d. Notes	2.400	05/03/23	120	120,075
Sr. Unsec’d. Notes	2.850	05/11/24	45	45,491
Sr. Unsec’d. Notes	3.000	06/20/27	35	34,879
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	4.420	06/15/21	40	42,215
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850	10/05/18	50	50,603
International Business Machines Corp., Sr. Unsec’d. Notes	3.625	02/12/24	100	105,171

				398,434

Diversified Financial Services 0.4%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.200	03/03/20	35	35,286
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23	20	20,298
Discover Financial Services, Sr. Unsec’d. Notes	4.100	02/09/27	20	20,242
Mastercard, Inc., Sr. Unsec’d. Notes	3.375	04/01/24	50	52,381

				128,207

Electric 1.7%
Ameren Illinois Co., Sr. Sec’d. Notes	4.150	03/15/46	5	5,326
Appalachian Power Co., Sr. Unsec’d. Notes	3.300	06/01/27	10	10,216
Arizona Public Service Co., Sr. Unsec’d. Notes	3.750	05/15/46	15	14,566
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	4.500	02/01/45	35	38,439
Commonwealth Edison Co., First Mortgage	4.600	08/15/43	35	38,923
Duke Energy Carolinas LLC, 1st Ref Mort	2.950	12/01/26	20	20,004
First Mortgage	4.250	12/15/41	5	5,370
Duke Energy Corp., Sr. Unsec’d. Notes	2.650	09/01/26	75	72,567
Entergy Louisiana LLC, First Mortgage	4.050	09/01/23	35	37,585
Exelon Corp., Jr. Sub. Notes	3.497	06/01/22	10	10,354
Florida Power & Light Co., First Mortgage	2.750	06/01/23	25	25,458
Hydro-Quebec (Canada), Local Gov’t. Gtd. Notes	8.050	07/07/24	10	13,094

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Louisville Gas & Electric Co., First Mortgage	5.125%	11/15/40	5	$5,784
Northern States Power Co., First Mortgage	3.400	08/15/42	15	14,252
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.125	11/15/43	55	65,674
PPL Electric Utilities Corp., First Mortgage	6.250	05/15/39	10	13,265
Public Service Electric & Gas Co., First Mortgage, MTN	2.250	09/15/26	25	23,616
Puget Energy, Inc., Sr. Sec’d. Notes	3.650	05/15/25	20	20,022
San Diego Gas & Electric Co., First Mortgage	2.500	05/15/26	20	19,425
First Mortgage	3.750	06/01/47	5	5,038
Southern California Edison Co., First Refinance Mortgage	4.650	10/01/43	40	46,407
Virginia Electric & Power Co., Sr. Unsec’d. Notes	6.000	05/15/37	20	25,754

				531,139

Foods 0.2%
Kraft Heinz Foods Co., Gtd. Notes	3.000	06/01/26	50	48,155

Forest Products & Paper 0.4%
International Paper Co., Sr. Unsec’d. Notes	3.650	06/15/24	130	134,450

Gas 0.2%
NiSource Finance Corp., Gtd. Notes	4.800	02/15/44	25	27,462
Southern Co. Gas Capital Corp., Gtd. Notes	4.400	06/01/43	25	25,724

				53,186

Healthcare-Products 0.9%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900	11/30/21	40	40,707
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734	12/15/24	32	33,053
Covidien International Finance SA, Gtd. Notes	2.950	06/15/23	75	75,683
Medtronic, Inc., Gtd. Notes	3.625	03/15/24	65	68,599
Stryker Corp., Sr. Unsec’d. Notes	3.375	05/15/24	25	25,831
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.000	04/15/23	25	25,434

				269,307

Healthcare-Services 1.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.750	11/15/22	70	70,919
Anthem, Inc., Sr. Unsec’d. Notes	3.125	05/15/22	135	138,834
Ascension Health, Unsec’d. Notes	4.847	11/15/53	30	34,042
Children’s Hospital Corp. (The), Unsec’d. Notes	4.115	01/01/47	15	15,811
Cigna Corp., Sr. Unsec’d. Notes	4.000	02/15/22	35	37,189
Duke University Health System, Inc., Sr Unsecured	3.920	06/01/47	10	10,152
Hackensack Meridian Health, Inc., Sr. Unsec’d. Notes	4.500	07/01/57	5	5,350

See Notes to Financial Statements.

Prudential Day One Underlying Funds	45

Prudential Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	20	$20,919
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.700	02/01/45	25	25,960
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	5.000	07/01/42	25	28,958
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	20	20,209
NYU Hospitals Center, Sec’d. Notes	4.368	07/01/47	15	15,710
Providence St. Joseph Health Obligated Group, Unsec’d. Notes	2.746	10/01/26	50	47,941
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.875	03/15/23	135	137,565

				609,559

Insurance 1.1%
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44	50	51,727
Arch Capital Finance LLC, Gtd. Notes	4.011	12/15/26	5	5,203
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125	03/15/26	80	81,524
Chubb Corp. (The), Gtd. Notes	6.000	05/11/37	30	39,102
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.500	03/30/20	65	70,618
MetLife, Inc., Sr. Unsec’d. Notes	7.717	02/15/19	60	65,405
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600	08/01/43	15	16,857

				330,436

Lodging 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes	3.125	06/15/26	45	44,598

Machinery-Construction & Mining 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	2.600	06/26/22	45	45,678

Machinery-Diversified 0.3%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	2.800	03/06/23	65	66,165
Xylem, Inc., Sr. Unsec’d. Notes	3.250	11/01/26	35	35,154

				101,319

Media 1.4%
21st Century Fox America, Inc., Gtd. Notes	5.400	10/01/43	60	69,578
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484	10/23/45	50	58,940
Comcast Corp., Gtd. Notes	4.600	08/15/45	65	70,961
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	3.500	06/15/22	50	51,152
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750	02/14/19	25	27,507
Time Warner, Inc., Gtd. Notes	3.550	06/01/24	100	102,231
Viacom, Inc., Sr. Unsec’d. Notes	5.850	09/01/43	10	10,674
Walt Disney Co. (The), Sr. Unsec’d. Notes	2.750	08/16/21	50	51,331

				442,374

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining 0.2%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43	5	$6,099
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000	09/30/43	10	11,782
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750	06/15/25	45	47,715

				65,596

Miscellaneous Manufacturing 0.8%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100	01/09/23	235	244,665

Oil & Gas 2.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	5.550	03/15/26	15	16,833
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	25	25,509
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.245	05/06/22	60	62,097
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/15/37	10	9,532
Chevron Corp., Sr. Unsec’d. Notes	1.961	03/03/20	150	150,656
ConocoPhillips Co., Gtd. Notes	4.950	03/15/26	30	33,792
Devon Energy Corp., Sr. Unsec’d. Notes	5.600	07/15/41	20	21,754
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500	08/15/34	20	23,031
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900	04/01/35	25	24,514
Exxon Mobil Corp., Sr. Unsec’d. Notes	4.114	03/01/46	20	21,322
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000	03/01/41	20	22,572
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125	02/15/22	40	41,366
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.500	03/13/27	15	16,515
Gtd. Notes, MTN	4.250	01/15/25	40	39,780
Shell International Finance BV (Netherlands), Gtd. Notes	2.125	05/11/20	125	126,010

				635,283

Oil & Gas Services 0.1%
Halliburton Co., Sr. Unsec’d. Notes	4.750	08/01/43	15	15,683

Pharmaceuticals 1.7%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600	05/14/25	60	61,836
Allergan Funding SCS, Gtd. Notes	4.750	03/15/45	21	22,881
GlaxoSmithkline Capital PLC (United Kingdom), Gtd. Notes	2.850	05/08/22	45	46,296
Johnson & Johnson, Sr. Unsec’d. Notes	2.450	03/01/26	25	24,589
Sr. Unsec’d. Notes	3.625	03/03/37	20	20,772
McKesson Corp., Sr. Unsec’d. Notes	6.000	03/01/41	10	12,398
Merck & Co., Inc., Sr. Unsec’d. Notes	2.400	09/15/22	100	101,275
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400	05/06/44	40	44,704
Pfizer, Inc., Sr. Unsec’d. Notes	3.000	12/15/26	35	35,428
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875	09/23/23	65	64,879
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.800	07/21/23	65	63,795
Wyeth LLC, Gtd. Notes	6.450	02/01/24	35	42,531

				541,384

See Notes to Financial Statements.

Prudential Day One Underlying Funds	47

Prudential Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines 0.8%
Energy Transfer LP, Sr. Unsec’d. Notes	4.900%	03/15/35	30	$29,537
Enterprise Products Operating LLC, Gtd. Notes	3.750	02/15/25	80	83,168
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950	02/15/18	50	51,070
MPLX LP, Sr. Unsec’d. Notes	4.500	07/15/23	20	21,331
ONEOK Partners LP, Gtd. Notes	3.375	10/01/22	35	35,488
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	10	10,029
Williams Partners LP, Sr. Unsec’d. Notes	3.750	06/15/27	30	29,992

				260,615

Real Estate Investment Trusts (REITs) 0.3%
Boston Properties LP, Sr. Unsec’d. Notes	3.850	02/01/23	20	21,208
Realty Income Corp., Sr. Unsec’d. Notes	3.000	01/15/27	20	19,063
Simon Property Group LP, Sr. Unsec’d. Notes	3.250	11/30/26	35	35,160
Ventas Realty LP, Gtd. Notes	3.850	04/01/27	15	15,237

				90,668

Retail 0.8%
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45	15	17,213
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.750	02/15/24	125	133,429
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	3.100	05/03/27	20	20,078
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	2.625	01/15/22	45	45,590
Sr. Unsec’d. Notes, MTN	4.700	12/09/35	25	27,724
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.300	04/22/44	20	22,222

				266,256

Software 1.5%
Fidelity National Information Services, Inc., Gtd. Notes	3.875	06/05/24	10	10,487
Fiserv, Inc., Sr. Unsec’d. Notes	3.850	06/01/25	35	36,765
Microsoft Corp., Sr. Unsec’d. Notes	2.875	02/06/24	220	225,037
Sr. Unsec’d. Notes	4.100	02/06/37	10	10,775
Oracle Corp., Sr. Unsec’d. Notes	2.650	07/15/26	130	126,650
Sr. Unsec’d. Notes	2.950	05/15/25	50	50,542

				460,256

Telecommunications 1.2%
AT&T, Inc., Sr. Unsec’d. Notes	3.600	02/17/23	130	134,475
Sr. Unsec’d. Notes	4.750	05/15/46	75	72,020
Sr. Unsec’d. Notes	5.300	08/14/58	2	2,000
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125	12/15/30	25	38,224
Cisco Systems, Inc., Sr. Unsec’d. Notes	2.900	03/04/21	60	61,913
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522	09/15/48	78	72,461

				381,093

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Textiles 0.1%
Cintas Corp. No 2, Gtd. Notes	3.700%	04/01/27	20	$20,916

Transportation 0.5%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.750	04/01/24	75	79,901
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900	06/15/19	45	48,333
Union Pacific Corp., Sr. Unsec’d. Notes	3.000	04/15/27	20	20,105

				148,339

TOTAL CORPORATE BONDS (cost $8,943,024)				9,075,622

FOREIGN GOVERNMENT BONDS 0.7%
Chile Government International Bond (Chile), Sr. Unsec’d. Notes	3.250	09/14/21	100	104,190
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750	03/08/44	76	76,912
Province of Quebec (Canada), Deb. Notes	7.125	02/09/24	40	49,941

TOTAL FOREIGN GOVERNMENT BONDS (cost $223,439)				231,043

MUNICIPAL BONDS 1.2%

Arizona 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs	4.839	01/01/41	20	23,477

California 0.4%
Los Angeles Department of Water & Power System Revenue, Revenue Bonds, BABs	5.716	07/01/39	20	25,662
State of California, General Obligation Unlimited, BABs	7.550	04/01/39	65	100,635

				126,297

Maryland 0.2%
Maryland State Transportation Authority, Revenue Bonds, BABs	5.888	07/01/43	40	52,106

New Jersey 0.2%
New Jersey Turnpike Authority, Revenue Bonds, Series F, BABs	7.414	01/01/40	50	75,604

New York 0.2%
New York City Water & Sewer System, Revenue Bonds, BABs	5.882	06/15/44	20	27,456
Port Authority of New York & New Jersey, Revenue Bonds	4.960	08/01/46	20	23,963

				51,419

See Notes to Financial Statements.

Prudential Day One Underlying Funds	49

Prudential Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Ohio 0.0%
Ohio State University (The), Revenue Bonds	4.048%	12/01/56	12	$12,146

Texas 0.1%
City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds, BABs	5.718	02/01/41	20	25,348

TOTAL MUNICIPAL BONDS (cost $351,255)				366,397

U.S. GOVERNMENT AGENCY OBLIGATIONS 27.9%
Federal Home Loan Mortgage Corp.	1.375	08/15/19	105	104,890
Federal Home Loan Mortgage Corp.	1.375	04/20/20	75	74,662
Federal Home Loan Mortgage Corp.	1.500	01/17/20	70	70,018
Federal Home Loan Mortgage Corp.	3.000	12/01/42	228	229,650
Federal Home Loan Mortgage Corp.	3.000	01/01/47	146	146,211
Federal Home Loan Mortgage Corp.	3.500	TBA	250	257,559
Federal Home Loan Mortgage Corp.	3.500	06/01/42	82	85,040
Federal Home Loan Mortgage Corp.	4.000	TBA	250	263,320
Federal National Mortgage Assoc.	1.875	09/24/26	115	109,717
Federal National Mortgage Assoc.	2.500	11/01/31	479	483,633
Federal National Mortgage Assoc.	3.000	TBA	500	514,316
Federal National Mortgage Assoc.	3.000	12/01/36	99	100,792
Federal National Mortgage Assoc.	3.000	10/01/42	37	37,377
Federal National Mortgage Assoc.	3.000	02/01/43	476	479,523
Federal National Mortgage Assoc.	3.000	04/01/43	156	156,963
Federal National Mortgage Assoc.	3.500	TBA	250	257,383
Federal National Mortgage Assoc.	3.500	08/01/31	92	95,878
Federal National Mortgage Assoc.	3.500	03/01/42	233	241,252
Federal National Mortgage Assoc.	3.500	11/01/42	130	134,570
Federal National Mortgage Assoc.	3.500	08/01/43	194	200,725
Federal National Mortgage Assoc.	3.500	03/01/45	455	468,247
Federal National Mortgage Assoc.	4.000	01/01/41	420	443,861
Federal National Mortgage Assoc.	4.000	04/01/41	216	228,738
Federal National Mortgage Assoc.	4.500	02/01/44	249	267,440
Federal National Mortgage Assoc.	4.500	01/01/45	250	268,444
Federal National Mortgage Assoc.	5.000	TBA	250	273,301
Federal National Mortgage Assoc.	5.000	06/01/40	69	75,141
Federal National Mortgage Assoc.	5.000	03/01/42	130	142,513
Government National Mortgage Assoc.	3.000	01/20/43	233	237,583
Government National Mortgage Assoc.	3.000	07/20/46	245	249,222
Government National Mortgage Assoc.	3.000	09/20/46	243	246,822
Government National Mortgage Assoc.	3.500	12/20/42	469	489,860

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	04/20/45	114	$118,262
Government National Mortgage Assoc.	3.500	07/20/46	394	410,052
Government National Mortgage Assoc.	4.000	TBA	250	262,861
Government National Mortgage Assoc.	4.000	12/20/45	297	312,478
Government National Mortgage Assoc.	4.500	04/20/41	50	54,024
Government National Mortgage Assoc.	4.500	12/20/44	122	130,044
Government National Mortgage Assoc.	5.500	12/15/33	31	34,927

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,717,290)				8,757,299

U.S. TREASURY OBLIGATIONS 37.9%
U.S. Treasury Bonds	2.875	05/15/43	625	624,805
U.S. Treasury Bonds	3.000	05/15/45	790	805,862
U.S. Treasury Bonds	3.000	02/15/47	25	25,480
U.S. Treasury Bonds	3.625	08/15/43	155	176,603
U.S. Treasury Bonds	4.250	11/15/40	250	311,768
U.S. Treasury Bonds	4.625	02/15/40	175	229,038
U.S. Treasury Bonds	8.000	11/15/21	55	69,199
U.S. Treasury Notes	0.750	10/31/18	245	243,411
U.S. Treasury Notes	1.000	11/15/19	170	168,499
U.S. Treasury Notes	1.250	11/30/18	830	829,546
U.S. Treasury Notes	1.250	12/31/18	785	784,479
U.S. Treasury Notes	1.375	04/30/21	410	405,660
U.S. Treasury Notes	1.375	05/31/21	165	163,118
U.S. Treasury Notes	1.500	01/31/19	1,195	1,198,360
U.S. Treasury Notes	1.500	10/31/19	300	300,797
U.S. Treasury Notes	1.500	07/15/20	500	499,942
U.S. Treasury Notes	1.625	04/30/19	685	688,318
U.S. Treasury Notes	1.625	06/30/20	790	792,747
U.S. Treasury Notes	1.625	04/30/23	195	191,466
U.S. Treasury Notes	1.750	05/15/23	5	4,941
U.S. Treasury Notes	1.875	07/31/22	240	240,478
U.S. Treasury Notes	2.000	11/30/20	715	724,608
U.S. Treasury Notes	2.000	11/30/22	320	321,612
U.S. Treasury Notes	2.125	06/30/21	170	172,809
U.S. Treasury Notes	2.125	09/30/21	75	76,178
U.S. Treasury Notes	2.125	06/30/22	120	121,608
U.S. Treasury Notes	2.125	12/31/22	150	151,617
U.S. Treasury Notes	2.125	07/31/24	195	195,236
U.S. Treasury Notes	2.125	05/15/25	270	268,935
U.S. Treasury Notes	2.250	11/15/25	340	340,770

See Notes to Financial Statements.

Prudential Day One Underlying Funds	51

Prudential Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.375%	08/15/24	40	$40,708
U.S. Treasury Notes	2.375	05/15/27	35	35,250
U.S. Treasury Notes	2.625	11/15/20	670	692,377

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,867,902)				11,896,225

TOTAL LONG-TERM INVESTMENTS (cost $30,890,509)				31,127,597

SHORT-TERM INVESTMENT 11.3%

			Shares

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $3,545,327)(w)			3,545,327	3,545,327

TOTAL INVESTMENTS 110.6% (cost $34,435,836)				34,672,924
Liabilities in excess of other assets (10.6)%				(3,315,471)

NET ASSETS 100.0%				$31,357,453

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2017.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

52

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$801,011	$—
Corporate Bonds	—	9,075,622	—
Foreign Government Bonds	—	231,043	—
Municipal Bonds	—	366,397	—
U.S. Government Agency Obligations	—	8,757,299	—
U.S. Treasury Obligations	—	11,896,225	—
Affiliated Mutual Fund	3,545,327	—	—

Total	$3,545,327	$31,127,597	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	37.9%
U.S. Government Agency Obligations	27.9
Affiliated Mutual Fund	11.3
Banks	5.2
Commercial Mortgage-Backed Securities	2.6
Oil & Gas	2.0
Healthcare-Services	1.9
Pharmaceuticals	1.7
Electric	1.7
Software	1.5
Media	1.4
Computers	1.3
Telecommunications	1.2
Municipal Bonds	1.2
Insurance	1.1
Healthcare-Products	0.9
Retail	0.8
Pipelines	0.8
Beverages	0.8
Miscellaneous Manufacturing	0.8
Biotechnology	0.8
Foreign Government Bonds	0.7
Chemicals	0.7%
Auto Manufacturers	0.7
Transportation	0.5
Forest Products & Paper	0.4
Diversified Financial Services	0.4
Agriculture	0.4
Machinery-Diversified	0.3
Real Estate Investment Trusts (REITs)	0.3
Aerospace & Defense	0.2
Mining	0.2
Gas	0.2
Foods	0.2
Machinery-Construction & Mining	0.1
Lodging	0.1
Airlines	0.1
Textiles	0.1
Commercial Services	0.1
Oil & Gas Services	0.1

110.6
Liabilities in excess of other assets	(10.6)

100.0%

See Notes to Financial Statements.

Prudential Day One Underlying Funds	53

Prudential TIPS Fund

Schedule of Investments

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.5%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/21	595	$615,411
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/19	810	847,121
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/20	845	886,364
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/22	2,085	2,260,011
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/23	825	871,309
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	370	377,712
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	640	639,860
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/24	810	866,433
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	480	500,143
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	270	277,504
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	200	194,466
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	320	329,092
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/21	505	587,704
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	01/15/20	550	645,443
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	745	848,684
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	100	130,872
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000	01/15/26	430	596,768
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	01/15/19	45	52,912
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	85	119,534
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	150	209,017
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/25	1,500	2,227,943
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	270	383,464
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	105	144,617
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625	04/15/28	280	555,546
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875	04/15/29	375	760,396

TOTAL LONG-TERM INVESTMENTS (cost $15,915,537)				15,928,326

			Shares

SHORT-TERM INVESTMENT 0.5%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w) (cost $80,331)			80,331	80,331

TOTAL INVESTMENTS 100.0% (cost $15,995,868)				16,008,657
Other assets in excess of liabilities 0.0%				2,094

NET ASSETS 100.0%				$16,010,751

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

See Notes to Financial Statements.

54

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Treasury Obligations	$—	$15,928,326	$—
Affiliated Mutual Fund	80,331	—	—

Total	$80,331	$15,928,326	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Sector Allocations:

The sector allocations of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	99.5%
Affiliated Mutual Fund	0.5

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential Day One Underlying Funds	55

Prudential Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SHORT-TERM INVESTMENTS 99.9%

U.S. TREASURY OBLIGATIONS(n) 80.3%
U.S. Treasury Bills	0.977%	09/07/17	1,100	$1,098,907
U.S. Treasury Bills(cc)(k)	0.912	08/24/17	800	799,503
U.S. Treasury Bills	0.957	08/31/17	6,800	6,794,608
U.S. Treasury Bills(cc)(k)	1.023	10/12/17	1,000	997,839
U.S. Treasury Bills	1.025	10/05/17	500	499,052
U.S. Treasury Bills	1.138	10/26/17	900	897,689

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,087,618)				11,087,598

			Shares

UNAFFILIATED FUND 19.6%
Dreyfus Treasury Securities Cash Management(cc) (cost $2,715,423)			2,715,423	2,715,423

TOTAL INVESTMENTS 99.9% (cost $13,803,041)				13,803,021
Other assets in excess of liabilities(z) 0.1%				8,283

NET ASSETS 100.0%				$13,811,304

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Commodity futures contracts outstanding at July 31, 2017(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
	Long Positions:
23	Brent Crude	Nov. 2017	$1,117,730	$1,216,010	$98,280
2	Brent Crude	May 2018	98,830	106,760	7,930
5	Coffee ‘C’	Sep. 2017	241,331	261,094	19,763
1	Coffee ‘C’	Jul. 2018	52,537	56,475	3,938
10	Copper	Sep. 2017	658,550	722,875	64,325
4	Copper	Dec. 2017	261,613	291,250	29,637
2	Copper	Jul. 2018	141,100	147,400	6,300
61	Corn	Sep. 2017	1,193,572	1,130,788	(62,784)

See Notes to Financial Statements.

56

Commodity futures contracts outstanding at July 31, 2017(1): (continued)

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
	Long Positions: (cont’d)
4	Cotton No. 2	Dec. 2017	$136,730	$137,720	$990
6	Gasoline RBOB	Sep. 2017	379,109	422,503	43,394
3	Gasoline RBOB	Nov. 2017	186,203	192,352	6,149
1	Gasoline RBOB	Jan. 2018	56,179	62,790	6,611
7	Gold 100 OZ	Dec. 2017	858,360	891,380	33,020
1	Gold 100 OZ	Jun. 2018	123,740	128,380	4,640
11	Hard Red Winter Wheat	Sep. 2017	272,513	261,113	(11,400)
6	Lean Hogs	Oct. 2017	164,980	158,460	(6,520)
1	Lean Hogs	Apr. 2018	27,970	27,890	(80)
6	Live Cattle	Oct. 2017	280,120	268,680	(11,440)
1	Live Cattle	Apr. 2018	45,720	45,920	200
5	LME Nickel	Sep. 2017	265,439	305,775	40,336
4	LME Nickel	Dec. 2017	247,542	246,012	(1,530)
1	LME Nickel	Feb. 2018	63,732	61,725	(2,007)
2	LME Nickel	Jun. 2018	115,740	124,278	8,538
1	LME PRI Aluminum	Aug. 2017	45,949	47,494	1,545
7	LME PRI Aluminum	Sep. 2017	332,204	333,988	1,784
9	LME PRI Aluminum	Dec. 2017	429,515	433,238	3,723
4	LME PRI Aluminum	Mar. 2018	192,408	193,650	1,242
3	LME Zinc	Sep. 2017	193,615	209,231	15,616
2	LME Zinc	Dec. 2017	141,149	140,025	(1,124)
1	LME Zinc	Mar. 2018	65,505	70,000	4,495
1	LME Zinc	May 2018	69,224	69,800	576
19	Natural Gas	Sep. 2017	568,767	530,860	(37,907)
12	Natural Gas	Dec. 2017	405,903	369,480	(36,423)
4	Natural Gas	Mar. 2018	128,883	124,760	(4,123)
25	No. 2 Soft Red Winter Wheat	Sep. 2017	597,113	593,125	(3,988)
7	NY Harbor ULSD	Sep. 2017	441,706	490,216	48,510
3	NY Harbor ULSD	Nov. 2017	207,211	210,622	3,411
3	Silver	Sep. 2017	259,170	251,790	(7,380)
2	Silver	Dec. 2017	176,350	168,840	(7,510)
1	Silver	May 2018	88,825	85,245	(3,580)
15	Soybean	Nov. 2017	724,763	755,438	30,675
11	Soybean Meal	Dec. 2017	347,200	357,940	10,740
9	Soybean Oil	Dec. 2017	177,840	189,702	11,862
8	Soybean Oil	Mar. 2018	163,572	169,776	6,204
17	Sugar #11 (World)	Oct. 2017	275,526	283,886	8,360
3	Sugar #11 (World)	Mar. 2018	50,613	52,416	1,803
11	WTI Crude	Sep. 2017	505,240	551,870	46,630

See Notes to Financial Statements.

Prudential Day One Underlying Funds	57

Prudential Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2017

Commodity futures contracts outstanding at July 31, 2017(1): (continued)

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
	Long Positions: (cont’d)
6	WTI Crude	Nov. 2017	$299,480	$302,220	$2,740
3	WTI Crude	May 2018	143,150	151,710	8,560

					384,731

	Short Positions:
2	LME Nickel	Dec. 2017	121,764	123,006	(1,242)
1	LME Nickel	Feb. 2018	53,478	61,725	(8,247)
1	LME Nickel	Jun. 2018	58,773	62,139	(3,366)
1	LME PRI Aluminum	Aug. 2017	48,281	47,494	787
5	LME PRI Aluminum	Dec. 2017	236,309	240,687	(4,378)
2	LME PRI Aluminum	Mar. 2018	95,196	96,825	(1,629)
1	LME Zinc	Mar. 2018	69,494	70,000	(506)

					(18,581)

					$366,150

Cash of $54,467 and securities with a combined market value of $899,287 have been segregated with Morgan Stanley to cover requirements for open futures contracts at July 31, 2017.

(1)	Represents positions held in the Cayman Subsidiary.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

58

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Treasury Obligations	$—	$11,087,598	$—
Unaffiliated Fund	2,715,423	—	—
Other Financial Instruments*
Commodity Futures Contracts	366,150	—	—

Total	$3,081,573	$11,087,598	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	80.3%
Unaffiliated Fund	19.6

99.9
Other assets in excess of liabilities	0.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	59

Prudential Commodity Strategies Fund

Consolidated Schedule of  Investments (continued)

as of July 31, 2017

Fair values of derivative instruments as of July 31, 2017 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker— variation margin futures	$583,314	*	Due from/to broker— variation margin futures	$217,164	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the period ended July 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(82,404)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$366,150

For the period ended July 31, 2017, the Fund’s average value at trade date for futures long positions was $12,325,734 and for short positions was $860,288.

See Notes to Financial Statements.

60

Prudential QMA US Broad Market Index Fund

Schedule of Investments

as of July 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 94.9%

COMMON STOCKS 91.7%

Aerospace & Defense 2.2%
AAR Corp.	20	$746
Aerojet Rocketdyne Holdings, Inc.*	30	704
Aerovironment, Inc.*	14	529
Arconic, Inc.	350	8,676
Axon Enterprise, Inc.*	20	492
Boeing Co. (The)	492	119,290
Cubic Corp.	10	477
Curtiss-Wright Corp.	48	4,628
Engility Holdings, Inc.*	20	583
Esterline Technologies Corp.*	30	2,895
General Dynamics Corp.	253	49,671
Huntington Ingalls Industries, Inc.	40	8,244
KLX, Inc.*	50	2,596
L3 Technologies, Inc.	72	12,598
Lockheed Martin Corp.	221	64,561
Mercury Systems, Inc.*	50	2,196
Moog, Inc. (Class A Stock)*	38	2,824
National Presto Industries, Inc.	8	905
Northrop Grumman Corp.	151	39,733
Orbital ATK, Inc.	50	5,109
Raytheon Co.	259	44,488
Rockwell Collins, Inc.	145	15,447
Teledyne Technologies, Inc.*	39	5,317
Textron, Inc.	230	11,300
TransDigm Group, Inc.	42	11,850
Triumph Group, Inc.	20	512
United Technologies Corp.	655	77,663

		494,034

Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.*	30	1,782
C.H. Robinson Worldwide, Inc.	118	7,741
Echo Global Logistics, Inc.*	20	273
Expeditors International of Washington, Inc.	160	9,421
FedEx Corp.	213	44,310
Forward Air Corp.	40	2,073
Hub Group, Inc. (Class A Stock)*	10	341
United Parcel Service, Inc. (Class B Stock)	600	66,174

		132,115

See Notes to Financial Statements.

Prudential Day One Underlying Funds	61

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Airlines 0.5%
Alaska Air Group, Inc.	113	$9,631
Allegiant Travel Co.	18	2,327
American Airlines Group, Inc.	436	21,992
Delta Air Lines, Inc.	640	31,590
Hawaiian Holdings, Inc.*	50	2,070
JetBlue Airways Corp.*	260	5,702
SkyWest, Inc.	40	1,460
Southwest Airlines Co.	530	29,420
United Continental Holdings, Inc.*	250	16,920

		121,112

Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc.*	35	516
BorgWarner, Inc.	180	8,413
Cooper Tire & Rubber Co.	53	1,937
Cooper-Standard Holdings, Inc.*	20	2,045
Dana, Inc.	110	2,609
Delphi Automotive PLC	240	21,701
Dorman Products, Inc.*	20	1,562
Fox Factory Holding Corp.*	20	769
Gentex Corp.	220	3,744
Gentherm, Inc.*	20	669
Goodyear Tire & Rubber Co. (The)	200	6,302
LCI Industries	25	2,669
Motorcar Parts of America, Inc.*	20	559
Standard Motor Products, Inc.	10	504
Superior Industries International, Inc.	20	391

		54,390

Automobiles 0.4%
Ford Motor Co.	3,400	38,148
General Motors Co.	1,190	42,816
Harley-Davidson, Inc.	160	7,787
Thor Industries, Inc.	50	5,268
Winnebago Industries, Inc.	20	736

		94,755

Banks 6.0%
Ameris Bancorp.	40	1,832
Associated Banc-Corp.	120	2,874
Banc of California, Inc.	30	617
BancorpSouth, Inc.	70	2,104

See Notes to Financial Statements.

62

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Bank of America Corp.	8,650	$208,638
Bank of Hawaii Corp.	40	3,347
Bank of the Ozarks	110	4,746
Banner Corp.	30	1,733
BB&T Corp.	700	33,124
Boston Private Financial Holdings, Inc.	40	614
Brookline Bancorp, Inc.	33	490
Cathay General Bancorp	70	2,622
Central Pacific Financial Corp.	20	619
Chemical Financial Corp.	70	3,373
Citigroup, Inc.	2,400	164,280
Citizens Financial Group, Inc.	436	15,295
City Holding Co.	10	656
Columbia Banking System, Inc.	30	1,195
Comerica, Inc.	160	11,570
Commerce Bancshares, Inc.	72	4,179
Community Bank System, Inc.	52	2,855
Cullen Frost Bankers, Inc.	50	4,539
Customers Bancorp, Inc.*	20	597
CVB Financial Corp.	80	1,723
East West Bancorp, Inc.	120	6,838
Fidelity Southern Corp.	20	421
Fifth Third Bancorp	640	17,088
First BanCorp. (Puerto Rico)*	80	469
First Commonwealth Financial Corp.	40	521
First Financial Bancorp	30	768
First Financial Bankshares, Inc.	60	2,595
First Horizon National Corp.	200	3,486
First Midwest Bancorp, Inc.	40	888
FNB Corp.	250	3,425
Fulton Financial Corp.	140	2,555
Glacier Bancorp, Inc.	60	2,095
Great Western Bancorp, Inc.	56	2,185
Hancock Holding Co.	82	3,772
Hanmi Financial Corp.	20	573
Home BancShares, Inc.	100	2,480
Hope Bancorp, Inc.	110	1,939
Huntington Bancshares, Inc.	940	12,455
Independent Bank Corp.	35	2,497
International Bancshares Corp.	50	1,770
JPMorgan Chase & Co.	3,094	284,029
KeyCorp	930	16,777

See Notes to Financial Statements.

Prudential Day One Underlying Funds	63

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
LegacyTexas Financial Group, Inc.	20	$774
M&T Bank Corp.	135	22,025
MB Financial, Inc.	70	2,863
National Bank Holdings Corp. (Class A Stock)	10	341
NBT Bancorp, Inc.	20	723
OFG Bancorp (Puerto Rico)	40	402
Old National Bancorp	110	1,793
Opus Bank	20	476
PacWest Bancorp	100	4,802
People’s United Financial, Inc.	270	4,709
Pinnacle Financial Partners, Inc.	60	3,834
PNC Financial Services Group, Inc. (The)	419	53,967
Prosperity Bancshares, Inc.	70	4,487
Regions Financial Corp.	1,020	14,892
S&T Bancorp, Inc.	20	758
ServisFirst Bancshares, Inc.	20	727
Signature Bank*	50	6,929
Simmons First National Corp. (Class A Stock)	30	1,637
Southside Bancshares, Inc.	21	729
Sterling Bancorp	110	2,541
SunTrust Banks, Inc.	430	24,635
SVB Financial Group*	51	9,100
Synovus Financial Corp.	110	4,783
TCF Financial Corp.	140	2,206
Texas Capital Bancshares, Inc.*	50	3,917
Tompkins Financial Corp.	10	787
Trustmark Corp.	60	1,918
U.S. Bancorp	1,380	72,836
UMB Financial Corp.	46	3,204
Umpqua Holdings Corp.	150	2,781
United Bankshares, Inc.	89	3,071
United Community Banks, Inc.	60	1,666
Valley National Bancorp	220	2,614
Webster Financial Corp.	80	4,154
Wells Fargo & Co.	3,912	211,013
Westamerica Bancorporation	30	1,642
Wintrust Financial Corp.	50	3,765
Zions Bancorporation	180	8,158

		1,334,907

Beverages 1.7%
Boston Beer Co., Inc. (The) (Class A Stock)*	10	1,568
Brown-Forman Corp. (Class B Stock)	160	7,904

See Notes to Financial Statements.

64

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages (cont’d.)
Coca-Cola Bottling Co. Consolidated	12	$2,881
Coca-Cola Co. (The)	3,340	153,106
Constellation Brands, Inc. (Class A Stock)	153	29,582
Dr. Pepper Snapple Group, Inc.	160	14,586
Molson Coors Brewing Co. (Class B Stock)	160	14,237
Monster Beverage Corp.*	340	17,935
PepsiCo, Inc.	1,248	145,529

		387,328

Biotechnology 2.6%
AbbVie, Inc.	1,388	97,035
Acorda Therapeutics, Inc.*	20	433
Alexion Pharmaceuticals, Inc.*	194	26,644
AMAG Pharmaceuticals, Inc.*	20	393
Amgen, Inc.	642	112,036
Biogen, Inc.*	192	55,601
Bioverativ, Inc.*	92	5,701
Celgene Corp.*	680	92,079
Cytokinetics, Inc.*	25	351
Eagle Pharmaceuticals, Inc.*	8	393
Emergent BioSolutions, Inc.*	20	727
Enanta Pharmaceuticals, Inc.*	16	610
Gilead Sciences, Inc.	1,144	87,047
Incyte Corp.*	154	20,527
Ligand Pharmaceuticals, Inc.*	25	3,023
MiMedx Group, Inc.*	50	748
Momenta Pharmaceuticals, Inc.*	40	662
Myriad Genetics, Inc.*	30	728
Progenics Pharmaceuticals, Inc.*	30	181
Regeneron Pharmaceuticals, Inc.*	70	34,414
Repligen Corp.*	20	805
Spectrum Pharmaceuticals, Inc.*	80	597
United Therapeutics Corp.*	50	6,420
Vertex Pharmaceuticals, Inc.*	220	33,400

		580,555

Building Products 0.4%
A.O. Smith Corp.	120	6,426
AAON, Inc.	20	676
Allegion PLC	80	6,499
American Woodmark Corp.*	10	981
Apogee Enterprises, Inc.	20	1,042

See Notes to Financial Statements.

Prudential Day One Underlying Funds	65

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products (cont’d.)
Fortune Brands Home & Security, Inc.	140	$9,194
Gibraltar Industries, Inc.*	10	299
Griffon Corp.	20	410
Insteel Industries, Inc.	10	263
Johnson Controls International PLC	820	31,939
Lennox International, Inc.	40	6,840
Masco Corp.	280	10,676
Patrick Industries, Inc.*	10	761
PGT Innovations, Inc.*	40	520
Quanex Building Products Corp.	30	645
Simpson Manufacturing Co., Inc.	40	1,772
Trex Co., Inc.*	37	2,783
Universal Forest Products, Inc.	30	2,515

		84,241

Capital Markets 2.7%
Affiliated Managers Group, Inc.	53	9,849
Ameriprise Financial, Inc.	136	19,704
Bank of New York Mellon Corp. (The)	900	47,727
BlackRock, Inc.	108	46,065
CBOE Holdings, Inc.	85	8,035
Charles Schwab Corp. (The)	1,060	45,474
CME Group, Inc.	298	36,541
Donnelley Financial Solutions, Inc.*	20	464
E*TRADE Financial Corp.*	240	9,840
Eaton Vance Corp.	110	5,400
Evercore Partners, Inc. (Class A Stock)	50	3,932
FactSet Research Systems, Inc.	35	5,853
Federated Investors, Inc. (Class B Stock)	80	2,306
Financial Engines, Inc.	50	1,923
Franklin Resources, Inc.	300	13,434
Goldman Sachs Group, Inc. (The)	324	73,007
Greenhill & Co., Inc.	20	370
Interactive Brokers Group, Inc. (Class A Stock)	60	2,403
Intercontinental Exchange, Inc.	520	34,689
INTL FCStone, Inc.*	20	783
Invesco Ltd.	350	12,169
Investment Technology Group, Inc.	30	662
Janus Henderson Group PLC (United Kingdom)*	148	4,957
Legg Mason, Inc.	80	3,201
MarketAxess Holdings, Inc.	40	8,116
Moody’s Corp.	150	19,744

See Notes to Financial Statements.

66

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Morgan Stanley	1,240	$58,156
MSCI, Inc.	80	8,716
Nasdaq, Inc.	110	8,181
Northern Trust Corp.	190	16,627
Piper Jaffray Cos.	10	624
Raymond James Financial, Inc.	120	9,983
S&P Global, Inc.	230	35,326
SEI Investments Co.	110	6,216
State Street Corp.	310	28,901
Stifel Financial Corp.*	70	3,559
T. Rowe Price Group, Inc.	210	17,371
Virtus Investment Partners, Inc.	8	942
Waddell & Reed Financial, Inc. (Class A Stock)	40	827
WisdomTree Investments, Inc.	50	522

		612,599

Chemicals 2.0%
A Schulman, Inc.	20	526
AdvanSix, Inc.*	24	804
Air Products & Chemicals, Inc.	190	27,008
Albemarle Corp.	100	11,580
American Vanguard Corp.	30	531
Ashland Global Holdings, Inc.	60	3,898
Balchem Corp.	30	2,328
Cabot Corp.	60	3,260
Calgon Carbon Corp.	30	480
CF Industries Holdings, Inc.	180	5,283
Chemours Co. (The)	168	7,998
Dow Chemical Co. (The)	970	62,313
E.I. du Pont de Nemours & Co.	760	62,480
Eastman Chemical Co.	130	10,811
Ecolab, Inc.	234	30,811
Flotek Industries, Inc.*	40	337
FMC Corp.	110	8,402
FutureFuel Corp.	30	437
H.B. Fuller Co.	50	2,576
Hawkins, Inc.	10	449
Ingevity Corp.*	50	2,925
Innophos Holdings, Inc.	10	418
Innospec, Inc.	26	1,622
International Flavors & Fragrances, Inc.	74	9,855
Koppers Holdings, Inc.*	20	726

See Notes to Financial Statements.

Prudential Day One Underlying Funds	67

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Kraton Corp.*	20	$744
LSB Industries, Inc.*	50	354
LyondellBasell Industries NV (Class A Stock)	290	26,126
Minerals Technologies, Inc.	38	2,690
Monsanto Co.	380	44,392
Mosaic Co. (The)	280	6,759
NewMarket Corp.	10	4,601
Olin Corp.	130	3,832
PolyOne Corp.	70	2,561
PPG Industries, Inc.	228	23,997
Praxair, Inc.	250	32,540
Quaker Chemical Corp.	10	1,419
Rayonier Advanced Materials, Inc.	30	447
RPM International, Inc.	110	5,706
Scotts Miracle-Gro Co. (The)	50	4,799
Sensient Technologies Corp.	40	2,974
Sherwin-Williams Co. (The)	75	25,295
Stepan Co.	28	2,301
Tredegar Corp.	20	302
Valvoline, Inc.	162	3,673

		453,370

Commercial Services & Supplies 0.5%
ABM Industries, Inc.	50	2,231
Brady Corp. (Class A Stock)	20	664
Brink’s Co. (The)	50	3,907
Cintas Corp.	80	10,788
Clean Harbors, Inc.*	55	3,124
Copart, Inc.*	160	5,038
Deluxe Corp.	50	3,610
Essendant, Inc.	30	374
Healthcare Services Group, Inc.	70	3,657
Herman Miller, Inc.	30	1,010
HNI Corp.	20	755
Interface, Inc.	30	569
LSC Communications, Inc.	24	513
Matthews International Corp. (Class A Stock)	20	1,311
Mobile Mini, Inc.	20	616
MSA Safety, Inc.	37	2,966
Multi-Color Corp.	10	805
Pitney Bowes, Inc.	150	2,361
Republic Services, Inc.	210	13,486

See Notes to Financial Statements.

68

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
Rollins, Inc.	80	$3,473
RR Donnelley & Sons Co.	30	371
Stericycle, Inc.*	86	6,629
Team, Inc.*	20	287
Tetra Tech, Inc.	60	2,847
UniFirst Corp.	20	2,845
US Ecology, Inc.	10	519
Viad Corp.	10	536
Waste Management, Inc.	351	26,378

		101,670

Communications Equipment 1.0%
ADTRAN, Inc.	20	469
Applied Optoelectronics, Inc.*	20	1,950
ARRIS International PLC*	150	4,194
Black Box Corp.	60	474
Brocade Communications Systems, Inc.	320	4,042
CalAmp Corp.*	30	573
Ciena Corp.*	110	2,832
Cisco Systems, Inc.	4,350	136,807
Comtech Telecommunications Corp.	32	576
Digi International, Inc.*	30	313
F5 Networks, Inc.*	60	7,245
Harmonic, Inc.*	50	205
Harris Corp.	110	12,592
InterDigital, Inc.	40	2,914
Juniper Networks, Inc.	350	9,782
Lumentum Holdings, Inc.*	60	3,756
Motorola Solutions, Inc.	145	13,149
NETGEAR, Inc.*	30	1,437
NetScout Systems, Inc.*	70	2,415
Oclaro, Inc.*	60	587
Plantronics, Inc.	20	904
ViaSat, Inc.*	55	3,635
Viavi Solutions, Inc.*	190	2,084

		212,935

Construction & Engineering 0.2%
AECOM*	124	3,956
Aegion Corp.*	20	479
Comfort Systems USA, Inc.	20	666
Dycom Industries, Inc.*	40	3,624

See Notes to Financial Statements.

Prudential Day One Underlying Funds	69

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
EMCOR Group, Inc.	60	$4,050
Fluor Corp.	110	4,777
Granite Construction, Inc.	40	1,961
Jacobs Engineering Group, Inc.	100	5,272
KBR, Inc.	120	1,790
MYR Group, Inc.*	20	636
Orion Group Holdings, Inc.*	50	351
Quanta Services, Inc.*	120	4,048
Valmont Industries, Inc.	25	3,817

		35,427

Construction Materials 0.1%
Eagle Materials, Inc.	48	4,517
Martin Marietta Materials, Inc.	60	13,586
U.S. Concrete, Inc.*	10	783
Vulcan Materials Co.	120	14,774

		33,660

Consumer Finance 0.7%
American Express Co.	650	55,399
Capital One Financial Corp.	420	36,196
Discover Financial Services	330	20,110
Encore Capital Group, Inc.*	20	802
Enova International, Inc.*	40	580
EZCORP, Inc. (Class A Stock)*	40	312
FirstCash, Inc.	50	2,907
Green Dot Corp. (Class A Stock)*	40	1,610
Navient Corp.	220	3,245
PRA Group, Inc.*	20	784
SLM Corp.*	340	3,767
Synchrony Financial	650	19,708
World Acceptance Corp.*	10	756

		146,176

Containers & Packaging 0.4%
AptarGroup, Inc.	60	4,856
Avery Dennison Corp.	80	7,434
Ball Corp.	300	12,570
Bemis Co., Inc.	80	3,390
Greif, Inc. (Class A Stock)	14	785
International Paper Co.	350	19,243

See Notes to Financial Statements.

70

Description	Shares	Value
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
Myers Industries, Inc.	30	$510
Owens-Illinois, Inc.*	130	3,107
Packaging Corp. of America	80	8,758
Sealed Air Corp.	160	6,962
Silgan Holdings, Inc.	40	1,212
Sonoco Products Co.	80	3,878
WestRock Co.	220	12,633

		85,338

Distributors 0.1%
Core-Mark Holding Co., Inc.	20	733
Genuine Parts Co.	130	11,041
LKQ Corp.*	270	9,331
Pool Corp.	41	4,433

		25,538

Diversified Consumer Services 0.1%
Adtalem Global Education, Inc.	50	1,625
American Public Education, Inc.*	20	426
Capella Education Co.	10	687
Career Education Corp.*	50	421
Graham Holdings Co. (Class B Stock)	5	2,962
H&R Block, Inc.	160	4,880
Regis Corp.*	30	316
Service Corp. International	150	5,209
Sotheby’s*	50	2,830
Strayer Education, Inc.	10	786

		20,142

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc. (Class B Stock)*	1,650	288,700
Leucadia National Corp.	256	6,664

		295,364

Diversified Telecommunication Services 1.8%
AT&T, Inc.	5,350	208,650
ATN International, Inc.	10	580
CenturyLink, Inc.(a)	470	10,937
Cincinnati Bell, Inc.*	30	560
Cogent Communications Holdings, Inc.	40	1,670
Consolidated Communications Holdings, Inc.	20	360

See Notes to Financial Statements.

Prudential Day One Underlying Funds	71

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
Frontier Communications Corp.	35	$536
General Communication, Inc. (Class A Stock)*	30	1,280
Iridium Communications, Inc.*	50	498
Level 3 Communications, Inc.*	250	14,670
Lumos Networks Corp.*	30	537
Verizon Communications, Inc.	3,546	171,626

		411,904

Electric Utilities 1.8%
ALLETE, Inc.	50	3,664
Alliant Energy Corp.	200	8,106
American Electric Power Co., Inc.	420	29,627
Duke Energy Corp.	610	51,923
Edison International	280	22,030
El Paso Electric Co.	40	2,076
Entergy Corp.	150	11,508
Eversource Energy	270	16,413
Exelon Corp.	806	30,902
FirstEnergy Corp.	380	12,126
Great Plains Energy, Inc.	170	5,246
Hawaiian Electric Industries, Inc.	90	2,969
IDACORP, Inc.	50	4,318
NextEra Energy, Inc.	407	59,459
OGE Energy Corp.	160	5,738
PG&E Corp.	450	30,460
Pinnacle West Capital Corp.	100	8,673
PNM Resources, Inc.	70	2,790
PPL Corp.	574	22,001
Southern Co. (The)	860	41,220
Westar Energy, Inc.	130	6,598
Xcel Energy, Inc.	440	20,816

		398,663

Electrical Equipment 0.6%
Acuity Brands, Inc.	45	9,119
AMETEK, Inc.	210	12,932
AZZ, Inc.	30	1,521
Eaton Corp. PLC	400	31,300
Emerson Electric Co.	570	33,978
Encore Wire Corp.	10	446
EnerSys	45	3,252

See Notes to Financial Statements.

72

Description	Shares	Value
COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
General Cable Corp.	30	$579
Hubbell, Inc.	46	5,464
Powell Industries, Inc.	10	319
Regal Beloit Corp.	50	4,167
Rockwell Automation, Inc.	120	19,804
Vicor Corp.*	30	532

		123,413

Electronic Equipment, Instruments & Components 0.8%
Amphenol Corp. (Class A Stock)	270	20,687
Anixter International, Inc.*	30	2,363
Arrow Electronics, Inc.*	80	6,503
Avnet, Inc.	100	3,838
Badger Meter, Inc.	20	905
Bel Fuse, Inc. (Class B Stock)	20	505
Belden, Inc.	40	2,878
Benchmark Electronics, Inc.*	20	673
Cognex Corp.	80	7,605
Coherent, Inc.*	23	6,095
Corning, Inc.	800	23,312
CTS Corp.	20	440
Daktronics, Inc.	50	489
Electro Scientific Industries, Inc.*	60	519
ePlus, Inc.*	16	1,294
Fabrinet (Thailand)*	20	900
FARO Technologies, Inc.*	20	790
FLIR Systems, Inc.	110	4,105
II-VI, Inc.*	50	1,905
Insight Enterprises, Inc.*	20	810
IPG Photonics Corp.*	38	5,800
Itron, Inc.*	40	2,920
Jabil, Inc.	150	4,575
Keysight Technologies, Inc.*	165	6,862
Knowles Corp.*	40	606
Littelfuse, Inc.	25	4,504
Methode Electronics, Inc.	20	795
MTS Systems Corp.	10	527
National Instruments Corp.	90	3,703
OSI Systems, Inc.*	10	800
Park Electrochemical Corp.	23	432
Plexus Corp.*	37	1,984
Rogers Corp.*	20	2,359

See Notes to Financial Statements.

Prudential Day One Underlying Funds	73

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Sanmina Corp.*	70	$2,510
ScanSource, Inc.*	20	792
SYNNEX Corp.	36	4,281
TE Connectivity Ltd.	310	24,921
Tech Data Corp.*	42	4,301
Trimble, Inc.*	200	7,486
TTM Technologies, Inc.*	40	695
VeriFone Systems, Inc.*	50	976
Vishay Intertechnology, Inc.	110	1,964
Zebra Technologies Corp. (Class A Stock)*	50	5,086

		175,495

Energy Equipment & Services 0.8%
Archrock, Inc.	40	438
Atwood Oceanics, Inc.*	40	314
Baker Hughes A Ge Co.	370	13,649
Bristow Group, Inc.	30	221
CARBO Ceramics, Inc.*	30	212
Core Laboratories NV	45	4,524
Diamond Offshore Drilling, Inc.*	30	373
Dril-Quip, Inc.*	40	1,784
Ensco PLC (Class A Stock)	140	741
Era Group, Inc.*	30	263
Exterran Corp.*	18	498
Geospace Technologies Corp.*	20	308
Gulf Island Fabrication, Inc.	40	456
Halliburton Co.	750	31,830
Helix Energy Solutions Group, Inc.*	60	392
Helmerich & Payne, Inc.	90	4,556
Matrix Service Co.*	20	207
McDermott International, Inc.*	150	1,016
Nabors Industries Ltd.	240	1,850
National Oilwell Varco, Inc.	330	10,794
Newpark Resources, Inc.*	60	501
Noble Corp. PLC	110	440
Oceaneering International, Inc.	70	1,796
Oil States International, Inc.*	20	497
Patterson-UTI Energy, Inc.	130	2,514
Pioneer Energy Services Corp.*	75	165
Rowan Cos. PLC (Class A Stock)*	60	700
Schlumberger Ltd.	1,214	83,280
SEACOR Holdings, Inc.*	10	341

See Notes to Financial Statements.

74

Description	Shares	Value
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
Superior Energy Services, Inc.*	70	$753
TechnipFMC PLC (United Kingdom)*	400	11,416
Tesco Corp.*	40	184
TETRA Technologies, Inc.*	90	253
Transocean Ltd.*(a)	330	2,855
U.S. Silica Holdings, Inc.	60	1,748
Unit Corp.*	30	539

		182,408

Equity Real Estate Investment Trusts (REITs) 3.1%
Acadia Realty Trust	70	2,082
Agree Realty Corp.	30	1,475
Alexandria Real Estate Equities, Inc.	78	9,457
American Assets Trust, Inc.	40	1,624
American Campus Communities, Inc.	120	5,753
American Tower Corp.	369	50,306
Apartment Investment & Management Co. (Class A Stock)	130	5,921
Armada Hoffler Properties, Inc.	30	398
AvalonBay Communities, Inc.	126	24,236
Boston Properties, Inc.	140	16,927
Camden Property Trust	80	7,176
Care Capital Properties, Inc.	70	1,695
CareTrust REIT, Inc.	30	547
CBL & Associates Properties, Inc.	85	747
Cedar Realty Trust, Inc.	70	363
Chatham Lodging Trust	20	414
Chesapeake Lodging Trust	30	757
CoreCivic, Inc.	90	2,493
CoreSite Realty Corp.	35	3,800
Corporate Office Properties Trust	90	2,996
Cousins Properties, Inc.	300	2,757
Crown Castle International Corp.	353	35,505
CyrusOne, Inc.	70	4,180
DCT Industrial Trust, Inc.	80	4,507
DiamondRock Hospitality Co.	170	1,986
Digital Realty Trust, Inc.	145	16,724
Douglas Emmett, Inc.	120	4,591
Duke Realty Corp.	280	8,005
EastGroup Properties, Inc.	40	3,487
Education Realty Trust, Inc.	70	2,629
EPR Properties	70	5,067
Equinix, Inc.	73	32,903

See Notes to Financial Statements.

Prudential Day One Underlying Funds	75

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Equity Residential	314	$21,371
Essex Property Trust, Inc.	60	15,702
Extra Space Storage, Inc.	120	9,540
Federal Realty Investment Trust	63	8,356
First Industrial Realty Trust, Inc.	90	2,747
Four Corners Property Trust, Inc.	30	761
Franklin Street Properties Corp.	50	529
GEO Group, Inc. (The)	105	3,082
Getty Realty Corp.	25	650
GGP, Inc.	500	11,305
Government Properties Income Trust	45	798
HCP, Inc.	400	12,660
Healthcare Realty Trust, Inc.	100	3,330
Hersha Hospitality Trust	20	375
Highwoods Properties, Inc.	80	4,122
Hospitality Properties Trust	130	3,778
Host Hotels & Resorts, Inc.	640	11,942
Independence Realty Trust, Inc.	30	304
Iron Mountain, Inc.	190	6,922
JBG Smith Properties*	70	2,484
Kilroy Realty Corp.	90	6,247
Kimco Realty Corp.	340	6,861
Kite Realty Group Trust	40	821
Lamar Advertising Co. (Class A Stock)	80	5,646
LaSalle Hotel Properties	90	2,659
Lexington Realty Trust	180	1,832
Liberty Property Trust	124	5,210
Life Storage, Inc.	53	3,871
LTC Properties, Inc.	40	2,066
Macerich Co. (The)	96	5,509
Mack-Cali Realty Corp.	40	1,050
Medical Properties Trust, Inc.	290	3,764
Mid-America Apartment Communities, Inc.	104	10,767
National Retail Properties, Inc.	124	4,958
National Storage Affiliates Trust	25	574
Omega Healthcare Investors, Inc.	150	4,738
Parkway, Inc.	30	690
Pennsylvania Real Estate Investment Trust	30	357
Potlatch Corp.	40	1,914
Prologis, Inc.	470	28,581
PS Business Parks, Inc.	20	2,689
Public Storage	134	27,546

See Notes to Financial Statements.

76

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Quality Care Properties, Inc.*	40	$673
Ramco-Gershenson Properties Trust	40	564
Rayonier, Inc.	100	2,907
Realty Income Corp.	240	13,694
Regency Centers Corp.	138	9,138
Retail Opportunity Investments Corp.	90	1,825
Sabra Health Care REIT, Inc.	30	696
Saul Centers, Inc.	10	592
Senior Housing Properties Trust	190	3,695
Simon Property Group, Inc.	275	43,587
SL Green Realty Corp.	86	8,881
Summit Hotel Properties, Inc.	45	807
Tanger Factory Outlet Centers, Inc.	80	2,114
Taubman Centers, Inc.	60	3,412
UDR, Inc.	215	8,404
Uniti Group, Inc.	130	3,328
Universal Health Realty Income Trust	10	775
Urban Edge Properties	85	2,136
Urstadt Biddle Properties, Inc. (Class A Stock)	20	419
Ventas, Inc.	306	20,609
Vornado Realty Trust	160	12,696
Washington Prime Group, Inc.	80	722
Weingarten Realty Investors	100	3,246
Welltower, Inc.	330	24,219
Weyerhaeuser Co.	630	20,803

		700,558

Food & Staples Retailing 1.6%
Andersons, Inc. (The)	20	689
Casey’s General Stores, Inc.	40	4,270
Costco Wholesale Corp.	382	60,551
CVS Health Corp.	883	70,578
Kroger Co. (The)	772	18,929
SpartanNash Co.	20	555
Sprouts Farmers Market, Inc.*	110	2,648
SUPERVALU, Inc.*	120	430
Sysco Corp.	420	22,100
United Natural Foods, Inc.*	50	1,927
Wal-Mart Stores, Inc.	1,290	103,187
Walgreens Boots Alliance, Inc.	744	60,018
Whole Foods Market, Inc.	280	11,693

		357,575

See Notes to Financial Statements.

Prudential Day One Underlying Funds	77

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products 1.3%
Archer-Daniels-Midland Co.	490	$20,668
B&G Foods, Inc.	56	2,030
Cal-Maine Foods, Inc.*	20	763
Calavo Growers, Inc.	10	741
Campbell Soup Co.	170	8,981
Conagra Brands, Inc.	350	11,984
Darling Ingredients, Inc.*	130	2,115
Dean Foods Co.	40	600
Flowers Foods, Inc.	150	2,639
General Mills, Inc.	510	28,387
Hain Celestial Group, Inc. (The)*	90	4,024
Hershey Co. (The)	125	13,164
Hormel Foods Corp.	210	7,176
Ingredion, Inc.	68	8,386
J&J Snack Foods Corp.	20	2,628
J.M. Smucker Co. (The)	102	12,434
John B. Sanfilippo & Son, Inc.	10	643
Kellogg Co.	220	14,960
Kraft Heinz Co. (The)	518	45,304
Lamb Weston Holdings, Inc.	120	5,278
Lancaster Colony Corp.	25	3,065
McCormick & Co., Inc.	100	9,530
Mondelez International, Inc. (Class A Stock)	1,320	58,106
Post Holdings, Inc.*	60	4,992
Sanderson Farms, Inc.	25	3,269
Seneca Foods Corp. (Class A Stock)*	16	459
Snyder’s-Lance, Inc.	80	2,783
Tootsie Roll Industries, Inc.	20	744
TreeHouse Foods, Inc.*	50	4,241
Tyson Foods, Inc. (Class A Stock)	250	15,840

		295,934

Gas Utilities 0.2%
Atmos Energy Corp.	90	7,808
National Fuel Gas Co.	70	4,145
New Jersey Resources Corp.	80	3,372
Northwest Natural Gas Co.	40	2,524
ONE Gas, Inc.	60	4,367
South Jersey Industries, Inc.	60	2,038
Southwest Gas Holdings, Inc.	46	3,684
Spire, Inc.	48	3,485

See Notes to Financial Statements.

78

Description	Shares	Value
COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
UGI Corp.	140	$7,066
WGL Holdings, Inc.	50	4,286

		42,775

Health Care Equipment & Supplies 2.7%
Abaxis, Inc.	10	470
Abbott Laboratories	1,513	74,409
ABIOMED, Inc.*	41	6,072
Align Technology, Inc.*	65	10,870
Analogic Corp.	10	702
AngioDynamics, Inc.*	30	487
Anika Therapeutics, Inc.*	10	512
Baxter International, Inc.	430	26,006
Becton Dickinson and Co.	203	40,884
Boston Scientific Corp.*	1,190	31,678
C.R. Bard, Inc.	68	21,801
Cantel Medical Corp.	40	2,968
CONMED Corp.	26	1,334
Cooper Cos., Inc. (The)	50	12,193
CryoLife, Inc.*	30	562
Danaher Corp.	536	43,679
DENTSPLY SIRONA, Inc.	200	12,406
Edwards Lifesciences Corp.*	188	21,654
Globus Medical, Inc. (Class A Stock)*	60	1,845
Haemonetics Corp.*	50	2,056
Halyard Health, Inc.*	40	1,609
Hill-Rom Holdings, Inc.	50	3,726
Hologic, Inc.*	240	10,610
ICU Medical, Inc.*	20	3,438
IDEXX Laboratories, Inc.*	80	13,317
Inogen, Inc.*	20	1,888
Integer Holdings Corp.*	20	916
Integra LifeSciences Holdings Corp.*	60	2,980
Intuitive Surgical, Inc.*	36	33,777
Invacare Corp.	40	626
Lantheus Holdings, Inc.*	10	185
LeMaitre Vascular, Inc.	17	613
LivaNova PLC*	45	2,742
Masimo Corp.*	47	4,446
Medtronic PLC	1,192	100,092
Meridian Bioscience, Inc.	44	596
Merit Medical Systems, Inc.*	40	1,640

See Notes to Financial Statements.

Prudential Day One Underlying Funds	79

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Natus Medical, Inc.*	10	$352
Neogen Corp.*	40	2,635
NuVasive, Inc.*	45	2,961
OraSure Technologies, Inc.*	25	439
Orthofix International NV*	10	434
ResMed, Inc.	116	8,946
STERIS PLC	77	6,302
Stryker Corp.	272	40,011
Surmodics, Inc.*	20	526
Teleflex, Inc.	40	8,289
Varex Imaging Corp.*	16	494
Varian Medical Systems, Inc.*	80	7,770
West Pharmaceutical Services, Inc.	70	6,209
Zimmer Biomet Holdings, Inc.	180	21,838

		602,995

Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.*	75	3,970
Aceto Corp.	30	506
Aetna, Inc.	290	44,750
Almost Family, Inc.*	10	494
Amedisys, Inc.*	12	568
AmerisourceBergen Corp.	150	14,073
AMN Healthcare Services, Inc.*	20	738
Anthem, Inc.	238	44,318
BioTelemetry, Inc.*	26	889
Cardinal Health, Inc.	270	20,860
Centene Corp.*	156	12,390
Chemed Corp.	15	2,962
Cigna Corp.	230	39,919
Community Health Systems, Inc.*	60	429
CorVel Corp.*	14	666
Cross Country Healthcare, Inc.*	30	353
DaVita, Inc.*	130	8,421
Diplomat Pharmacy, Inc.*	30	476
Ensign Group, Inc. (The)	20	447
Envision Healthcare Corp.*	92	5,192
Express Scripts Holding Co.*	520	32,573
HCA Healthcare, Inc.*	255	20,487
HealthEquity, Inc.*	50	2,293
HealthSouth Corp.	80	3,405
Henry Schein, Inc.*	74	13,484

See Notes to Financial Statements.

80

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Humana, Inc.	130	$30,056
Kindred Healthcare, Inc.	60	537
Laboratory Corp. of America Holdings*	97	15,414
Landauer, Inc.	6	327
LHC Group, Inc.*	10	579
LifePoint Health, Inc.*	50	2,970
Magellan Health, Inc.*	24	1,789
McKesson Corp.	183	29,622
MEDNAX, Inc.*	80	3,758
Molina Healthcare, Inc.*	50	3,340
Owens & Minor, Inc.	30	967
Patterson Cos., Inc.	74	3,087
PharMerica Corp.*	20	503
Providence Service Corp. (The)*	16	825
Quest Diagnostics, Inc.	118	12,781
Quorum Health Corp.*	50	171
Select Medical Holdings Corp.*	50	810
Tenet Healthcare Corp.*	30	520
Tivity Health, Inc.*	20	793
UnitedHealth Group, Inc.	841	161,312
Universal Health Services, Inc. (Class B Stock)	80	8,866
US Physical Therapy, Inc.	10	631
VCA, Inc.*	70	6,481
WellCare Health Plans, Inc.*	40	7,080

		567,882

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	150	1,847
Cerner Corp.*	260	16,736
Computer Programs & Systems, Inc.	20	613
HealthStream, Inc.*	20	472
HMS Holdings Corp.*	40	803
Medidata Solutions, Inc.*	50	3,841
Omnicell, Inc.*	40	1,984
Quality Systems, Inc.*	30	513

		26,809

Hotels, Restaurants & Leisure 1.7%
Belmond Ltd. (United Kingdom) (Class A Stock)*	40	522
Biglari Holdings, Inc.*	3	1,123
BJ’s Restaurants, Inc.*	20	706
Bob Evans Farms, Inc.	10	692

See Notes to Financial Statements.

Prudential Day One Underlying Funds	81

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Boyd Gaming Corp.	32	$802
Brinker International, Inc.	20	709
Buffalo Wild Wings, Inc.*	20	2,150
Carnival Corp.	360	24,041
Cheesecake Factory, Inc. (The)	50	2,379
Chipotle Mexican Grill, Inc.*	30	10,313
Churchill Downs, Inc.	10	1,871
Chuy’s Holdings, Inc.*	20	471
Cracker Barrel Old Country Store, Inc.	24	3,731
Darden Restaurants, Inc.	110	9,227
Dave & Buster’s Entertainment, Inc.*	40	2,484
DineEquity, Inc.	10	411
Domino’s Pizza, Inc.	42	7,833
Dunkin’ Brands Group, Inc.	80	4,242
El Pollo Loco Holdings, Inc.*	31	403
Fiesta Restaurant Group, Inc.*	30	504
Hilton Worldwide Holdings, Inc.	186	11,631
ILG, Inc.	86	2,280
International Speedway Corp. (Class A Stock)	20	716
Jack in the Box, Inc.	34	3,154
Marcus Corp. (The)	20	544
Marriott International, Inc. (Class A Stock)	270	28,131
Marriott Vacations Worldwide Corp.	30	3,506
McDonald’s Corp.	708	109,839
MGM Resorts International	410	13,501
Monarch Casino & Resort, Inc.*	20	662
Papa John’s International, Inc.	16	1,141
Penn National Gaming, Inc.*	40	806
Red Robin Gourmet Burgers, Inc.*	10	598
Royal Caribbean Cruises Ltd.	150	16,961
Ruby Tuesday, Inc.*	140	283
Ruth’s Hospitality Group, Inc.	30	600
Scientific Games Corp. (Class A Stock)*	30	1,112
Shake Shack, Inc. (Class A Stock)*	10	330
Sonic Corp.	20	473
Starbucks Corp.	1,263	68,177
Texas Roadhouse, Inc.	60	2,838
Wendy’s Co. (The)	160	2,470
Wingstop, Inc.*	10	300
Wyndham Worldwide Corp.	90	9,393
Wynn Resorts Ltd.	77	9,959
Yum! Brands, Inc.	290	21,889

		385,908

See Notes to Financial Statements.

82

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 0.6%
CalAtlantic Group, Inc.	60	$2,106
Cavco Industries, Inc.*	10	1,304
D.R. Horton, Inc.	300	10,707
Ethan Allen Interiors, Inc.	20	641
Garmin Ltd.	90	4,517
Helen of Troy Ltd.*	28	2,821
Installed Building Products, Inc.*	20	1,076
iRobot Corp.*	29	3,060
KB Home	40	917
La-Z-Boy, Inc.	20	676
Leggett & Platt, Inc.	110	5,300
Lennar Corp. (Class A Stock)	180	9,439
LGI Homes, Inc.*	20	886
M/I Homes, Inc.*	20	519
MDC Holdings, Inc.	21	720
Meritage Homes Corp.*	20	815
Mohawk Industries, Inc.*	60	14,939
Newell Brands, Inc.	426	22,459
NVR, Inc.*	4	10,442
PulteGroup, Inc.	220	5,372
Tempur Sealy International, Inc.*	50	2,883
Toll Brothers, Inc.	120	4,631
TopBuild Corp.*	40	2,111
TRI Pointe Group, Inc.*	135	1,796
Tupperware Brands Corp.	50	3,035
Universal Electronics, Inc.*	10	685
Whirlpool Corp.	65	11,562
William Lyon Homes (Class A Stock)*	10	226

		125,645

Household Products 1.5%
Central Garden & Pet Co.*	20	640
Central Garden & Pet Co. (Class A Stock)*	20	615
Church & Dwight Co., Inc.	220	11,737
Clorox Co. (The)	110	14,684
Colgate-Palmolive Co.	770	55,594
Energizer Holdings, Inc.	56	2,580
Kimberly-Clark Corp.	310	38,180
Procter & Gamble Co. (The)	2,212	200,894
WD-40 Co.	10	1,066

		325,990

See Notes to Financial Statements.

Prudential Day One Underlying Funds	83

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	520	$5,814
NRG Energy, Inc.	250	6,155

		11,969

Industrial Conglomerates 1.9%
3M Co.	520	104,609
Carlisle Cos., Inc.	60	5,855
General Electric Co.	7,520	192,587
Honeywell International, Inc.	666	90,656
Raven Industries, Inc.	20	688
Roper Technologies, Inc.	94	21,851

		416,246

Insurance 2.7%
Aflac, Inc.	340	27,115
Alleghany Corp.*	14	8,587
Allstate Corp. (The)	320	29,120
American Equity Investment Life Holding Co.	70	1,875
American Financial Group, Inc.	68	6,895
American International Group, Inc.	765	50,069
AMERISAFE, Inc.	10	578
Aon PLC	228	31,503
Arthur J Gallagher & Co.	160	9,406
Aspen Insurance Holdings Ltd. (Bermuda)	60	2,928
Assurant, Inc.	50	5,263
Brown & Brown, Inc.	90	4,014
Chubb Ltd.	405	59,316
Cincinnati Financial Corp.	134	10,205
CNO Financial Group, Inc.	140	3,203
eHealth, Inc.*	30	510
Employers Holdings, Inc.	20	867
Everest Re Group Ltd.	35	9,184
First American Financial Corp.	90	4,357
Genworth Financial, Inc. (Class A Stock)*	330	1,132
Hanover Insurance Group, Inc. (The)	48	4,553
Hartford Financial Services Group, Inc. (The)	310	17,050
HCI Group, Inc.	14	631
Horace Mann Educators Corp.	20	738
Infinity Property & Casualty Corp.	10	1,001
Kemper Corp.	20	785
Lincoln National Corp.	200	14,612

See Notes to Financial Statements.

84

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Loews Corp.	240	$11,683
Maiden Holdings Ltd.	30	333
Marsh & McLennan Cos., Inc.	455	35,476
Mercury General Corp.	40	2,396
MetLife, Inc.	930	51,150
Navigators Group, Inc. (The)	20	1,140
Old Republic International Corp.	190	3,728
Primerica, Inc.	50	4,053
Principal Financial Group, Inc.	240	16,020
ProAssurance Corp.	60	3,708
Progressive Corp. (The)	498	23,471
Prudential Financial, Inc.	380	43,027
Reinsurance Group of America, Inc.	58	8,132
RenaissanceRe Holdings Ltd. (Bermuda)	41	6,023
RLI Corp.	40	2,322
Safety Insurance Group, Inc.	10	710
Selective Insurance Group, Inc.	60	3,039
Stewart Information Services Corp.	10	393
Torchmark Corp.	90	7,107
Travelers Cos., Inc. (The)	248	31,766
United Fire Group, Inc.	10	451
United Insurance Holdings Corp.	30	479
Universal Insurance Holdings, Inc.	20	477
Unum Group	205	10,277
W.R. Berkley Corp.	80	5,518
Willis Towers Watson PLC	110	16,377
XL Group Ltd. (Bermuda)	230	10,212

		604,965

Internet & Direct Marketing Retail 2.3%
Amazon.com, Inc.*	342	337,821
Expedia, Inc.	107	16,742
FTD Cos., Inc.*	20	393
HSN, Inc.	20	793
Netflix, Inc.*	377	68,486
Nutrisystem, Inc.	20	1,115
PetMed Express, Inc.	20	951
Priceline Group, Inc. (The)*	43	87,226
Shutterfly, Inc.*	35	1,716
TripAdvisor, Inc.*	100	3,902

		519,145

See Notes to Financial Statements.

Prudential Day One Underlying Funds	85

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Internet Software & Services 4.0%
Akamai Technologies, Inc.*	140	$6,600
Alphabet, Inc.
(Class A Stock)*	261	246,775
(Class C Stock)*	260	241,930
Blucora, Inc.*	30	672
Cars.com, Inc.*	33	802
DHI Group, Inc.*	70	154
eBay, Inc.*	880	31,442
Facebook, Inc. (Class A Stock)*	2,058	348,316
j2 Global, Inc.	47	3,978
Liquidity Services, Inc.*	50	340
LivePerson, Inc.*	50	678
LogMeIn, Inc.	50	5,823
NIC, Inc.	30	488
QuinStreet, Inc.*	110	428
Shutterstock, Inc.*	10	421
SPS Commerce, Inc.*	10	578
Stamps.com, Inc.*	20	2,962
VeriSign, Inc.*	84	8,498
WebMD Health Corp.*	40	2,650
XO Group, Inc.*	30	548

		904,083

IT Services 3.5%
Accenture PLC (Class A Stock)	538	69,305
Acxiom Corp.*	60	1,618
Alliance Data Systems Corp.	50	12,071
Automatic Data Processing, Inc.	390	46,375
Broadridge Financial Solutions, Inc.	114	8,648
CACI International, Inc. (Class A Stock)*	26	3,253
Cardtronics PLC (Class A Stock)*	20	626
Cognizant Technology Solutions Corp. (Class A Stock)	520	36,046
Convergys Corp.	80	1,918
CoreLogic, Inc.*	80	3,644
CSG Systems International, Inc.	30	1,241
CSRA, Inc.	110	3,587
DST Systems, Inc.	60	3,294
DXC Technology Co.	249	19,517
ExlService Holdings, Inc.*	34	1,957
Fidelity National Information Services, Inc.	290	26,454
Fiserv, Inc.*	190	24,415
Forrester Research, Inc.	16	653
Gartner, Inc.*	82	10,522

See Notes to Financial Statements.

86

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
Global Payments, Inc.	137	$12,929
International Business Machines Corp.	745	107,779
Jack Henry & Associates, Inc.	70	7,512
Leidos Holdings, Inc.	130	6,947
ManTech International Corp. (Class A Stock)	10	397
Mastercard, Inc. (Class A Stock)	815	104,157
MAXIMUS, Inc.	60	3,622
NeuStar, Inc. (Class A Stock)*	50	1,670
Paychex, Inc.	278	16,082
PayPal Holdings, Inc.*	963	56,384
Perficient, Inc.*	30	564
Sabre Corp.	160	3,541
Science Applications International Corp.	50	3,520
Sykes Enterprises, Inc.*	20	680
TeleTech Holdings, Inc.	20	836
Teradata Corp.*	110	3,500
Total System Services, Inc.	150	9,519
Virtusa Corp.*	20	663
Visa, Inc. (Class A Stock)	1,607	159,993
Western Union Co. (The)	370	7,307
WEX, Inc.*	40	4,347

		787,093

Leisure Products 0.1%
Brunswick Corp.	80	4,529
Callaway Golf Co.	40	509
Hasbro, Inc.	100	10,588
Mattel, Inc.	270	5,406
Nautilus, Inc.*	30	528
Polaris Industries, Inc.	50	4,483
Sturm Ruger & Co., Inc.	10	576
Vista Outdoor, Inc.*	24	554

		27,173

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	280	16,741
Albany Molecular Research, Inc.*	30	652
Bio-Rad Laboratories, Inc. (Class A Stock)*	24	5,655
Bio-Techne Corp.	40	4,636
Cambrex Corp.*	36	2,196
Charles River Laboratories International, Inc.*	50	4,910
Illumina, Inc.*	130	22,601

See Notes to Financial Statements.

Prudential Day One Underlying Funds	87

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
INC Research Holdings, Inc. (Class A Stock)*	55	$3,025
Luminex Corp.	20	409
Mettler-Toledo International, Inc.*	23	13,181
PAREXEL International Corp.*	46	4,026
PerkinElmer, Inc.	90	5,925
Thermo Fisher Scientific, Inc.	346	60,733
Waters Corp.*	77	13,355

		158,045

Machinery 1.8%
Actuant Corp. (Class A Stock)	30	726
AGCO Corp.	70	5,050
Alamo Group, Inc.	10	930
Albany International Corp. (Class A Stock)	30	1,605
Astec Industries, Inc.	10	503
Barnes Group, Inc.	50	3,009
Briggs & Stratton Corp.	20	468
Caterpillar, Inc.	513	58,456
Chart Industries, Inc.*	20	680
CIRCOR International, Inc.	10	501
Crane Co.	50	3,775
Cummins, Inc.	136	22,834
Deere & Co.	258	33,096
Donaldson Co., Inc.	110	5,224
Dover Corp.	146	12,264
EnPro Industries, Inc.	30	2,311
ESCO Technologies, Inc.	30	1,851
Federal Signal Corp.	30	555
Flowserve Corp.	100	4,113
Fortive Corp.	260	16,832
Franklin Electric Co., Inc.	20	808
Graco, Inc.	52	6,034
Greenbrier Cos., Inc. (The)	20	900
Harsco Corp.*	40	618
Hillenbrand, Inc.	54	1,944
IDEX Corp.	70	8,158
Illinois Tool Works, Inc.	274	38,555
Ingersoll-Rand PLC	220	19,334
ITT, Inc.	80	3,280
John Bean Technologies Corp.	40	3,696
Kennametal, Inc.	70	2,583
Lincoln Electric Holdings, Inc.	60	5,236

See Notes to Financial Statements.

88

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Lindsay Corp.	10	$917
Lydall, Inc.*	10	495
Mueller Industries, Inc.	50	1,575
Nordson Corp.	50	6,350
Oshkosh Corp.	70	4,820
PACCAR, Inc.	300	20,535
Parker-Hannifin Corp.	124	20,582
Pentair PLC (United Kingdom)	140	8,830
Proto Labs, Inc.*	27	1,995
Snap-on, Inc.	50	7,710
SPX Corp.*	20	550
SPX FLOW, Inc.*	20	709
Standex International Corp.	10	959
Stanley Black & Decker, Inc.	136	19,134
Tennant Co.	10	755
Terex Corp.	80	3,150
Timken Co. (The)	70	3,185
Titan International, Inc.	42	536
Toro Co. (The)	90	6,398
Trinity Industries, Inc.	130	3,563
Wabash National Corp.	30	572
Wabtec Corp.	70	5,275
Watts Water Technologies, Inc. (Class A Stock)	35	2,254
Woodward, Inc.	60	4,196
Xylem, Inc.	160	9,077

		400,051

Marine 0.0%
Kirby Corp.*	60	3,654
Matson, Inc.	20	564

		4,218

Media 2.7%
AMC Networks, Inc. (Class A Stock)*	50	3,197
Cable One, Inc.	13	9,879
CBS Corp. (Class B Stock)	320	21,066
Charter Communications, Inc. (Class A Stock)*	190	74,463
Cinemark Holdings, Inc.	85	3,306
Comcast Corp. (Class A Stock)	4,116	166,492
Discovery Communications, Inc.
(Class A Stock)*	120	2,952
(Class C Stock)*	160	3,701

See Notes to Financial Statements.

Prudential Day One Underlying Funds	89

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Media (cont’d.)
DISH Network Corp. (Class A Stock)*	200	$12,806
EW Scripps Co. (The) (Class A Stock)*	30	589
Gannett Co., Inc.	50	449
Interpublic Group of Cos., Inc. (The)	310	6,699
John Wiley & Sons, Inc. (Class A Stock)	50	2,762
Live Nation Entertainment, Inc.*	110	4,100
Meredith Corp.	40	2,378
New Media Investment Group, Inc.	20	279
New York Times Co. (The) (Class A Stock)	100	1,900
News Corp.
(Class A Stock)	300	4,293
(Class B Stock)	50	735
Omnicom Group, Inc.	204	16,063
Scholastic Corp.	10	414
Scripps Networks Interactive, Inc. (Class A Stock)	90	7,867
TEGNA, Inc.	180	2,669
Time Warner, Inc.	680	69,646
Time, Inc.	40	562
Twenty-First Century Fox, Inc.
(Class A Stock)	910	26,481
(Class B Stock)	420	12,050
Viacom, Inc. (Class B Stock)	310	10,825
Walt Disney Co. (The)	1,269	139,501
World Wrestling Entertainment, Inc. (Class A Stock)	30	635

		608,759

Metals & Mining 0.4%
AK Steel Holding Corp.*	140	792
Allegheny Technologies, Inc.	50	947
Carpenter Technology Corp.	40	1,617
Century Aluminum Co.*	40	671
Commercial Metals Co.	100	1,860
Compass Minerals International, Inc.	40	2,762
Freeport-McMoRan, Inc.*	1,140	16,667
Haynes International, Inc.	16	500
Kaiser Aluminum Corp.	20	1,946
Materion Corp.	20	769
Newmont Mining Corp.	450	16,726
Nucor Corp.	280	16,148
Olympic Steel, Inc.	20	342
Reliance Steel & Aluminum Co.	70	5,065
Royal Gold, Inc.	56	4,853

See Notes to Financial Statements.

90

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Steel Dynamics, Inc.	190	$6,728
SunCoke Energy, Inc.*	40	358
TimkenSteel Corp.*	30	477
United States Steel Corp.	140	3,289
Worthington Industries, Inc.	50	2,534

		85,051

Mortgage Real Estate Investment Trusts (REITs) 0.0%
Apollo Commercial Real Estate Finance, Inc.	50	902
Capstead Mortgage Corp.	40	391

		1,293

Multi-Utilities 0.9%
Ameren Corp.	210	11,781
Avista Corp.	50	2,631
Black Hills Corp.	60	4,180
CenterPoint Energy, Inc.	390	10,994
CMS Energy Corp.	240	11,098
Consolidated Edison, Inc.	272	22,538
Dominion Energy, Inc.	542	41,832
DTE Energy Co.	158	16,915
MDU Resources Group, Inc.	150	3,952
NiSource, Inc.	250	6,515
NorthWestern Corp.	50	2,889
Public Service Enterprise Group, Inc.	430	19,337
SCANA Corp.	120	7,724
Sempra Energy	216	24,410
Vectren Corp.	70	4,208
WEC Energy Group, Inc.	270	17,002

		208,006

Multiline Retail 0.4%
Big Lots, Inc.	50	2,484
Dillard’s, Inc. (Class A Stock)	30	2,215
Dollar General Corp.	220	16,535
Dollar Tree, Inc.*	206	14,848
Fred’s, Inc. (Class A Stock)	30	203
J.C. Penney Co., Inc.*	140	757
Kohl’s Corp.	150	6,203
Macy’s, Inc.	240	5,700
Nordstrom, Inc.	90	4,371

See Notes to Financial Statements.

Prudential Day One Underlying Funds	91

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
Ollie’s Bargain Outlet Holdings, Inc.*	50	$2,235
Target Corp.	484	27,428

		82,979

Oil, Gas & Consumable Fuels 4.4%
Anadarko Petroleum Corp.	480	21,922
Apache Corp.	330	16,328
Bill Barrett Corp.*	55	186
Cabot Oil & Gas Corp.	370	9,202
Carrizo Oil & Gas, Inc.*	40	630
Chesapeake Energy Corp.*(a)	640	3,174
Chevron Corp.	1,646	179,727
Cimarex Energy Co.	80	7,922
Cloud Peak Energy, Inc.*	75	260
Concho Resources, Inc.*	130	16,934
ConocoPhillips	1,080	49,000
CONSOL Energy, Inc.*	140	2,346
Contango Oil & Gas Co.*	50	300
Denbury Resources, Inc.*	180	263
Devon Energy Corp.	450	14,989
Energen Corp.*	90	4,795
EOG Resources, Inc.	506	48,141
EQT Corp.	160	10,192
Exxon Mobil Corp.	3,669	293,667
Green Plains, Inc.	20	395
Gulfport Energy Corp.*	130	1,641
Hess Corp.	240	10,690
HollyFrontier Corp.	140	4,038
Kinder Morgan, Inc.	1,670	34,118
Marathon Oil Corp.	680	8,316
Marathon Petroleum Corp.	454	25,419
Matador Resources Co.*	50	1,213
Murphy Oil Corp.	130	3,455
Newfield Exploration Co.*	150	4,310
Noble Energy, Inc.	390	11,275
Northern Oil and Gas, Inc.*	100	125
Occidental Petroleum Corp.	658	40,750
ONEOK, Inc.	340	19,234
PBF Energy, Inc. (Class A Stock)	95	2,163
PDC Energy, Inc.*	50	2,358
Phillips 66	380	31,825
Pioneer Natural Resources Co.	153	24,954

See Notes to Financial Statements.

92

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
QEP Resources, Inc.*	110	$943
Range Resources Corp.	160	3,378
REX American Resources Corp.*	6	600
SM Energy Co.	45	783
Southwestern Energy Co.*	420	2,394
SRC Energy, Inc.*	90	766
Tesoro Corp.	140	13,934
Valero Energy Corp.	400	27,588
Williams Cos., Inc. (The)	700	22,246
World Fuel Services Corp.	60	1,940
WPX Energy, Inc.*	330	3,557

		984,386

Paper & Forest Products 0.0%
Boise Cascade Co.*	20	607
Clearwater Paper Corp.*	10	492
Deltic Timber Corp.	10	721
Domtar Corp.	60	2,344
KapStone Paper & Packaging Corp.	40	915
Louisiana-Pacific Corp.*	110	2,762
Neenah Paper, Inc.	20	1,598
P.H. Glatfelter Co.	20	409
Schweitzer-Mauduit International, Inc.	10	384

		10,232

Personal Products 0.2%
Avon Products, Inc. (United Kingdom)*	200	728
Coty, Inc. (Class A Stock)	370	7,578
Edgewell Personal Care Co.*	60	4,332
Estee Lauder Cos., Inc. (The) (Class A Stock)	196	19,402
Inter Parfums, Inc.	20	776
Medifast, Inc.	12	512
Nu Skin Enterprises, Inc. (Class A Stock)	52	3,295

		36,623

Pharmaceuticals 4.2%
Akorn, Inc.*	78	2,622
Allergan PLC	300	75,699
Amphastar Pharmaceuticals, Inc.*	20	346
ANI Pharmaceuticals, Inc.*	10	487
Bristol-Myers Squibb Co.	1,433	81,538

See Notes to Financial Statements.

Prudential Day One Underlying Funds	93

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Catalent, Inc.*	110	$3,817
Depomed, Inc.*	30	309
Eli Lilly & Co.	850	70,261
Endo International PLC*	170	1,873
Heska Corp.*	3	329
Impax Laboratories, Inc.*	30	581
Innoviva, Inc.*	40	549
Johnson & Johnson	2,339	310,432
Lannett Co., Inc.*	20	407
Mallinckrodt PLC*	90	4,122
Medicines Co. (The)*	70	2,691
Merck & Co., Inc.	2,383	152,226
Mylan NV*	396	15,440
Nektar Therapeutics*	130	2,838
Perrigo Co. PLC	120	8,990
Pfizer, Inc.	5,190	172,100
Phibro Animal Health Corp. (Class A Stock)	20	764
Prestige Brands Holdings, Inc.*	50	2,682
SciClone Pharmaceuticals, Inc.*	40	438
Sucampo Pharmaceuticals, Inc. (Class A Stock)*	10	109
Supernus Pharmaceuticals, Inc.*	50	2,023
Zoetis, Inc.	420	26,258

		939,931

Professional Services 0.4%
CDI Corp.*	40	330
Dun & Bradstreet Corp. (The)	40	4,430
Equifax, Inc.	107	15,562
Exponent, Inc.	30	1,956
FTI Consulting, Inc.*	20	656
Heidrick & Struggles International, Inc.	20	362
IHS Markit Ltd.*	270	12,595
Insperity, Inc.	10	755
Kelly Services, Inc. (Class A Stock)	20	445
Korn/Ferry International	50	1,673
ManpowerGroup, Inc.	60	6,429
Navigant Consulting, Inc.*	20	339
Nielsen Holdings PLC	290	12,473
On Assignment, Inc.*	50	2,463
Resources Connection, Inc.	30	401
Robert Half International, Inc.	100	4,525
TrueBlue, Inc.*	20	511

See Notes to Financial Statements.

94

Description	Shares	Value
COMMON STOCKS (Continued)

Professional Services (cont’d.)
Verisk Analytics, Inc.*	140	$12,216
WageWorks, Inc.*	40	2,608

		80,729

Real Estate Management & Development 0.1%
Alexander & Baldwin, Inc.	40	1,677
CBRE Group, Inc. (Class A Stock)*	240	9,118
Forestar Group, Inc.*	40	686
HFF, Inc. (Class A Stock)	20	734
Jones Lang LaSalle, Inc.	48	6,107
RE/MAX Holdings, Inc. (Class A Stock)	10	581

		18,903

Road & Rail 0.8%
ArcBest Corp.	20	556
Avis Budget Group, Inc.*	70	2,155
CSX Corp.	800	39,472
Genesee & Wyoming, Inc. (Class A Stock)*	62	4,040
Heartland Express, Inc.	20	423
J.B. Hunt Transport Services, Inc.	80	7,257
Kansas City Southern	90	9,287
Knight Transportation, Inc.	60	2,139
Landstar System, Inc.	40	3,326
Marten Transport Ltd.	33	526
Norfolk Southern Corp.	250	28,145
Old Dominion Freight Line, Inc.	60	5,754
Roadrunner Transportation Systems, Inc.*	40	279
Ryder System, Inc.	60	4,366
Saia, Inc.*	30	1,630
Union Pacific Corp.	700	72,072
Werner Enterprises, Inc.	20	593

		182,020

Semiconductors & Semiconductor Equipment 3.2%
Advanced Energy Industries, Inc.*	50	3,628
Advanced Micro Devices, Inc.*(a)	620	8,438
Analog Devices, Inc.	315	24,888
Applied Materials, Inc.	930	41,208
Broadcom Ltd.	355	87,564
Brooks Automation, Inc.	30	737
Cabot Microelectronics Corp.	30	2,225

See Notes to Financial Statements.

Prudential Day One Underlying Funds	95

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
CEVA, Inc.*	16	$740
Cirrus Logic, Inc.*	60	3,686
Cohu, Inc.	40	729
Cree, Inc.*	80	2,073
Cypress Semiconductor Corp.	260	3,692
Diodes, Inc.*	30	796
DSP Group, Inc.*	40	504
First Solar, Inc.*	70	3,452
Integrated Device Technology, Inc.*	80	2,091
Intel Corp.	4,090	145,072
KLA-Tencor Corp.	140	12,968
Kopin Corp.*	130	494
Kulicke & Soffa Industries, Inc. (Singapore)*	30	646
Lam Research Corp.	145	23,122
MaxLinear, Inc.*	30	786
Microchip Technology, Inc.	205	16,408
Micron Technology, Inc.*	904	25,421
Microsemi Corp.*	100	5,208
MKS Instruments, Inc.	55	4,601
Monolithic Power Systems, Inc.	40	4,093
Nanometrics, Inc.*	20	533
NVIDIA Corp.	517	84,018
Power Integrations, Inc.	33	2,331
Qorvo, Inc.*	104	7,130
QUALCOMM, Inc.	1,290	68,615
Rambus, Inc.*	50	645
Rudolph Technologies, Inc.*	30	743
Semtech Corp.*	60	2,376
Silicon Laboratories, Inc.*	50	3,755
Skyworks Solutions, Inc.	160	16,779
SolarEdge Technologies, Inc.*	20	459
Synaptics, Inc.*	20	1,052
Teradyne, Inc.	160	5,534
Texas Instruments, Inc.	870	70,801
Veeco Instruments, Inc.*	25	770
Versum Materials, Inc.	90	3,173
Xilinx, Inc.	220	13,917
Xperi Corp.	20	585

		708,486

Software 4.4%
8x8, Inc.*	40	508
ACI Worldwide, Inc.*	90	2,085

See Notes to Financial Statements.

96

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Activision Blizzard, Inc.	610	$37,686
Adobe Systems, Inc.*	438	64,163
Agilysys, Inc.*	40	402
ANSYS, Inc.*	77	9,975
Autodesk, Inc.*	172	19,056
Blackbaud, Inc.	50	4,617
Bottomline Technologies de, Inc.*	20	570
CA, Inc.	250	7,760
Cadence Design Systems, Inc.*	220	8,118
CDK Global, Inc.	120	7,894
Citrix Systems, Inc.*	140	11,057
CommVault Systems, Inc.*	50	2,977
Ebix, Inc.	10	578
Electronic Arts, Inc.*	276	32,220
Fair Isaac Corp.	40	5,702
Fortinet, Inc.*	120	4,429
Gigamon, Inc.*	15	596
Intuit, Inc.	218	29,912
Manhattan Associates, Inc.*	70	3,094
Microsoft Corp.	6,690	486,363
MicroStrategy, Inc. (Class A Stock)*	8	1,076
Monotype Imaging Holdings, Inc.	30	566
Oracle Corp.	2,610	130,317
Progress Software Corp.	28	896
PTC, Inc.*	90	4,967
Qualys, Inc.*	20	803
Red Hat, Inc.*	153	15,127
salesforce.com, Inc.*	586	53,209
Symantec Corp.	520	16,115
Synchronoss Technologies, Inc.*	20	338
Synopsys, Inc.*	140	10,720
Take-Two Interactive Software, Inc.*	90	7,153
TiVo Corp.	100	1,960
Tyler Technologies, Inc.*	32	5,498
Ultimate Software Group, Inc. (The)*	26	5,868
VASCO Data Security International, Inc.*	30	405

		994,780

Specialty Retail 2.0%
Aaron’s, Inc.	60	2,777
Abercrombie & Fitch Co. (Class A Stock)	30	295
Advance Auto Parts, Inc.	63	7,057

See Notes to Financial Statements.

Prudential Day One Underlying Funds	97

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
American Eagle Outfitters, Inc.	80	$947
Asbury Automotive Group, Inc.*	10	540
Ascena Retail Group, Inc.*	70	164
AutoNation, Inc.*	60	2,543
AutoZone, Inc.*	25	13,495
Barnes & Noble Education, Inc.*	40	289
Barnes & Noble, Inc.	40	326
Bed Bath & Beyond, Inc.	120	3,588
Best Buy Co., Inc.	230	13,418
Big 5 Sporting Goods Corp.	30	323
Buckle, Inc. (The)	20	342
Cabela’s, Inc.*	54	3,077
Caleres, Inc.	20	546
CarMax, Inc.*	170	11,262
Cato Corp. (The) (Class A Stock)	20	340
Chico’s FAS, Inc.	60	549
Children’s Place, Inc. (The)	20	2,113
Dick’s Sporting Goods, Inc.	80	2,987
DSW, Inc. (Class A Stock)	30	541
Express, Inc.*	30	182
Finish Line, Inc. (The) (Class A Stock)	20	275
Five Below, Inc.*	50	2,415
Foot Locker, Inc.	110	5,191
Francesca’s Holdings Corp.*	30	292
GameStop Corp. (Class A Stock)	50	1,084
Gap, Inc. (The)	170	4,051
Genesco, Inc.*	10	321
Group 1 Automotive, Inc.	10	596
Guess?, Inc.	30	392
Haverty Furniture Cos., Inc.	20	445
Hibbett Sports, Inc.*	10	156
Home Depot, Inc. (The)	1,042	155,883
Kirkland’s, Inc.*	30	281
L Brands, Inc.	210	9,742
Lithia Motors, Inc. (Class A Stock)	20	2,065
Lowe’s Cos., Inc.	740	57,276
Lumber Liquidators Holdings, Inc.*	30	741
MarineMax, Inc.*	26	389
Michaels Cos., Inc. (The)*	90	1,813
Monro Muffler Brake, Inc.	35	1,631
Murphy USA, Inc.*	40	3,029
O’Reilly Automotive, Inc.*	83	16,957

See Notes to Financial Statements.

98

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Office Depot, Inc.	430	$2,524
Rent-A-Center, Inc.	40	529
RH*	20	1,303
Ross Stores, Inc.	350	19,362
Sally Beauty Holdings, Inc.*	112	2,266
Select Comfort Corp.*	20	676
Shoe Carnival, Inc.	20	365
Signet Jewelers Ltd.	70	4,281
Sonic Automotive, Inc. (Class A Stock)	20	363
Staples, Inc.	520	5,278
Tailored Brands, Inc.	30	376
Tiffany & Co.	100	9,551
Tile Shop Holdings, Inc.	30	438
TJX Cos., Inc. (The)	560	39,374
Tractor Supply Co.	120	6,734
Ulta Beauty, Inc.*	56	14,068
Urban Outfitters, Inc.*	40	784
Vitamin Shoppe, Inc.*	20	220
Williams-Sonoma, Inc.	80	3,714
Zumiez, Inc.*	20	254

		445,186

Technology Hardware, Storage & Peripherals 3.5%
3D Systems Corp.*	50	840
Apple, Inc.	4,510	670,772
Cray, Inc.*	30	618
Diebold Nixdorf, Inc.	30	702
Electronics For Imaging, Inc.*	50	2,429
Hewlett Packard Enterprise Co.	1,404	24,584
HP, Inc.	1,420	27,122
NCR Corp.*	104	3,936
NetApp, Inc.	240	10,421
Seagate Technology PLC	240	7,911
Super Micro Computer, Inc.*	20	537
Western Digital Corp.	260	22,131
Xerox Corp.	167	5,122

		777,125

Textiles, Apparel & Luxury Goods 0.6%
Carter’s, Inc.	50	4,336
Coach, Inc.	248	11,691
Crocs, Inc.*	50	397

See Notes to Financial Statements.

Prudential Day One Underlying Funds	99

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Deckers Outdoor Corp.*	31	$2,011
Fossil Group, Inc.*	20	225
G-III Apparel Group Ltd.*	20	521
Hanesbrands, Inc.	283	6,486
Iconix Brand Group, Inc.*	50	334
Michael Kors Holdings Ltd.*	130	4,737
Movado Group, Inc.	20	492
NIKE, Inc. (Class B Stock)	1,156	68,262
Oxford Industries, Inc.	10	631
Perry Ellis International, Inc.*	20	393
PVH Corp.	70	8,350
Ralph Lauren Corp.	60	4,539
Skechers U.S.A., Inc. (Class A Stock)*	100	2,809
Steven Madden Ltd.*	40	1,640
Under Armour, Inc.
(Class A Stock)*	150	3,003
(Class C Stock)*	150	2,717
Unifi, Inc.*	20	655
Vera Bradley, Inc.*	30	302
VF Corp.	273	16,978
Wolverine World Wide, Inc.	80	2,256

		143,765

Thrifts & Mortgage Finance 0.1%
Astoria Financial Corp.	40	807
Bank Mutual Corp.	50	497
Bofi Holding, Inc.*	30	836
Dime Community Bancshares, Inc.	30	624
HomeStreet, Inc.*	10	262
LendingTree, Inc.*	8	1,765
New York Community Bancorp, Inc.	390	5,121
Northfield Bancorp, Inc.	30	504
Northwest Bancshares, Inc.	50	805
Oritani Financial Corp.	30	498
Provident Financial Services, Inc.	30	796
TrustCo Bank Corp.	50	415
Walker & Dunlop, Inc.*	20	1,005
Washington Federal, Inc.	80	2,676

		16,611

Tobacco 1.2%
Altria Group, Inc.	1,680	109,149
Philip Morris International, Inc.	1,356	158,259
Universal Corp.	24	1,535

		268,943

See Notes to Financial Statements.

100

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.2%
Applied Industrial Technologies, Inc.	40	$2,260
DXP Enterprises, Inc.*	20	572
Fastenal Co.	250	10,740
GATX Corp.	40	2,473
Kaman Corp.	30	1,534
MSC Industrial Direct Co., Inc. (Class A Stock)	50	3,560
NOW, Inc.*	90	1,434
United Rentals, Inc.*	80	9,517
Veritiv Corp.*	6	223
W.W. Grainger, Inc.	46	7,670
Watsco, Inc.	25	3,769

		43,752

Water Utilities 0.1%
American States Water Co.	40	1,978
American Water Works Co., Inc.	158	12,814
Aqua America, Inc.	140	4,673
California Water Service Group	20	778

		20,243

Wireless Telecommunication Services 0.0%
Spok Holdings, Inc.	30	492
Telephone & Data Systems, Inc.	80	2,274

		2,766

TOTAL COMMON STOCKS (cost $19,160,785)		20,523,167

UNAFFILIATED EXCHANGE TRADED FUNDS 3.2%
SPDR S&P 500 ETF Trust	2,613	644,810
iShares Core S&P Mid-Cap ETF	305	53,524
iShares Core S&P Small-Cap ETF	300	21,243

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $684,497)		719,577

TOTAL LONG-TERM INVESTMENTS (cost $19,845,282)		21,242,744

See Notes to Financial Statements.

Prudential Day One Underlying Funds	101

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Shares	Value
SHORT-TERM INVESTMENTS 13.1%

AFFILIATED MUTUAL FUNDS 12.8%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)			2,837,115	$2,837,115
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $13,879; includes $13,867 of cash collateral for securities on loan)(b)(w)			13,877	13,878

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,850,994)				2,850,993

			Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.3%
U.S. Treasury Bill (cost $59,919)	0.960%	09/21/17	60	59,919

TOTAL SHORT-TERM INVESTMENTS (cost $2,910,913)				2,910,912

TOTAL INVESTMENTS 108.0% (cost $22,756,195)				24,153,656
Liabilities in excess of other assets(z) (8.0)%				(1,779,383)

NET ASSETS 100.0%				$22,374,273

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,417; cash collateral of $13,867 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rates shown reflect yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

102

Futures contracts outstanding at July 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
	Long Position:
9	S&P 500 E-Mini Index	Sep. 2017	$1,112,225	$1,110,600	$(1,625)

A Security with a market value of $59,919 has been segregated with Morgan Stanley to cover requirements for open futures contracts at July 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$494,034	$—	$—
Air Freight & Logistics	132,115	—	—
Airlines	121,112	—	—
Auto Components	54,390	—	—
Automobiles	94,755	—	—
Banks	1,334,907	—	—
Beverages	387,328	—	—
Biotechnology	580,555	—	—
Building Products	84,241	—	—
Capital Markets	612,599	—	—
Chemicals	453,370	—	—
Commercial Services & Supplies	101,670	—	—
Communications Equipment	212,935	—	—

See Notes to Financial Statements.

Prudential Day One Underlying Funds	103

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Construction & Engineering	$35,427	$—	$—
Construction Materials	33,660	—	—
Consumer Finance	146,176	—	—
Containers & Packaging	85,338	—	—
Distributors	25,538	—	—
Diversified Consumer Services	20,142	—	—
Diversified Financial Services	295,364	—	—
Diversified Telecommunication Services	411,904	—	—
Electric Utilities	398,663	—	—
Electrical Equipment	123,413	—	—
Electronic Equipment, Instruments & Components	175,495	—	—
Energy Equipment & Services	182,408	—	—
Equity Real Estate Investment Trusts (REITs)	700,558	—	—
Food & Staples Retailing	357,575	—	—
Food Products	295,934	—	—
Gas Utilities	42,775	—	—
Health Care Equipment & Supplies	602,995	—	—
Health Care Providers & Services	567,882	—	—
Health Care Technology	26,809	—	—
Hotels, Restaurants & Leisure	385,908	—	—
Household Durables	125,645	—	—
Household Products	325,990	—	—
Independent Power & Renewable Electricity Producers	11,969	—	—
Industrial Conglomerates	416,246	—	—
Insurance	604,965	—	—
Internet & Direct Marketing Retail	519,145	—	—
Internet Software & Services	904,083	—	—
IT Services	787,093	—	—
Leisure Products	27,173	—	—
Life Sciences Tools & Services	158,045	—	—
Machinery	400,051	—	—
Marine	4,218	—	—
Media	608,759	—	—
Metals & Mining	85,051	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,293	—	—
Multi-Utilities	208,006	—	—
Multiline Retail	82,979	—	—
Oil, Gas & Consumable Fuels	984,386	—	—
Paper & Forest Products	10,232	—	—
Personal Products	36,623	—	—
Pharmaceuticals	939,931	—	—
Professional Services	80,729	—	—
Real Estate Management & Development	18,903	—	—
Road & Rail	182,020	—	—

See Notes to Financial Statements.

104

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$708,486	$—	$—
Software	994,780	—	—
Specialty Retail	445,186	—	—
Technology Hardware, Storage & Peripherals	777,125	—	—
Textiles, Apparel & Luxury Goods	143,765	—	—
Thrifts & Mortgage Finance	16,611	—	—
Tobacco	268,943	—	—
Trading Companies & Distributors	43,752	—	—
Water Utilities	20,243	—	—
Wireless Telecommunication Services	2,766	—	—
Unaffiliated Exchange Traded Funds	719,577	—	—
Affiliated Mutual Funds	2,850,993	—	—
U.S. Treasury Obligation	—	59,919	—
Other Financial Instruments*
Futures Contracts	(1,625)	—	—

Total	$24,092,112	$59,919	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (including 0.1% of collateral for securities on loan)	12.8%
Banks	6.0
Software	4.4
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	4.2
Internet Software & Services	4.0
IT Services	3.5
Technology Hardware, Storage & Peripherals	3.5
Unaffiliated Exchange Traded Funds	3.2
Semiconductors & Semiconductor Equipment	3.2
Equity Real Estate Investment Trusts (REITs)	3.1
Capital Markets	2.7
Media	2.7
Insurance	2.7
Health Care Equipment & Supplies	2.7
Biotechnology	2.6
Health Care Providers & Services	2.5%
Internet & Direct Marketing Retail	2.3
Aerospace & Defense	2.2
Chemicals	2.0
Specialty Retail	2.0
Industrial Conglomerates	1.9
Diversified Telecommunication Services	1.8
Machinery	1.8
Electric Utilities	1.8
Beverages	1.7
Hotels, Restaurants & Leisure	1.7
Food & Staples Retailing	1.6
Household Products	1.5
Food Products	1.3
Diversified Financial Services	1.3
Tobacco	1.2
Communications Equipment	1.0

See Notes to Financial Statements.

Prudential Day One Underlying Funds	105

Prudential QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2017

Industry Classification (cont’d.)
Multi-Utilities	0.9%
Energy Equipment & Services	0.8
Road & Rail	0.8
Electronic Equipment, Instruments & Components	0.8
Life Sciences Tools & Services	0.7
Consumer Finance	0.7
Textiles, Apparel & Luxury Goods	0.6
Air Freight & Logistics	0.6
Household Durables	0.6
Electrical Equipment	0.6
Airlines	0.5
Commercial Services & Supplies	0.5
Automobiles	0.4
Containers & Packaging	0.4
Metals & Mining	0.4
Building Products	0.4
Multiline Retail	0.4
Professional Services	0.4
U.S. Treasury Obligation	0.3
Auto Components	0.2
Trading Companies & Distributors	0.2
Gas Utilities	0.2

Personal Products	0.2%
Construction & Engineering	0.2
Construction Materials	0.1
Leisure Products	0.1
Health Care Technology	0.1
Distributors	0.1
Water Utilities	0.1
Diversified Consumer Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Independent Power & Renewable Electricity Producers	0.1
Paper & Forest Products	0.0	*
Marine	0.0	*
Wireless Telecommunication Services	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*

	108.0
Liabilities in excess of other assets	(8.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker— variation margin futures	$1,625	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

106

The effects of derivative instruments on the Statement of Operations for the period ended July 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$34,268

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,625)

For the period ended July 31, 2017, the Fund’s average value at trade date for futures long positions was $564,802.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$13,417	$(13,417)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	107

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 100.1%

COMMON STOCKS 98.1%

Aerospace & Defense 2.5%
Curtiss-Wright Corp.	650	$62,673
Esterline Technologies Corp.*	410	39,565
Huntington Ingalls Industries, Inc.	410	84,505
Orbital ATK, Inc.	190	19,414
Vectrus, Inc.*	200	6,802

		212,959

Airlines 0.5%
JetBlue Airways Corp.*	2,100	46,053

Auto Components 0.0%
Adient PLC	60	3,928

Automobiles 0.8%
Thor Industries, Inc.	600	63,210

Banks 7.2%
Associated Banc-Corp.	2,200	52,690
Cathay General Bancorp	890	33,331
Cullen/Frost Bankers, Inc.	430	39,035
East West Bancorp, Inc.	1,380	78,633
Financial Institutions, Inc.	190	5,586
Fulton Financial Corp.	2,100	38,325
Hancock Holding Co.	560	25,760
Independent Bank Corp.	200	4,240
International Bancshares Corp.	1,260	44,604
PacWest Bancorp	1,020	48,980
Popular, Inc. (Puerto Rico)	910	38,347
QCR Holdings, Inc.	100	4,595
Signature Bank*	150	20,787
Synovus Financial Corp.	1,570	68,264
Umpqua Holdings Corp.	2,100	38,934
Wintrust Financial Corp.	830	62,507

		604,618

Biotechnology 1.5%
Bioverativ, Inc.*	1,170	72,505
United Therapeutics Corp.*	400	51,360

		123,865

See Notes to Financial Statements.

108

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.2%
A.O. Smith Corp.	260	$13,923
Continental Building Products, Inc.*	200	4,400

		18,323

Capital Markets 3.3%
BGC Partners, Inc. (Class A Stock)	200	2,522
Eaton Vance Corp.	380	18,654
INTL. FCStone, Inc.*	60	2,348
LPL Financial Holdings, Inc.	410	18,762
MarketAxess Holdings, Inc.	90	18,260
MSCI, Inc.	830	90,429
Raymond James Financial, Inc.	660	54,905
SEI Investments Co.	1,310	74,028

		279,908

Chemicals 2.9%
Cabot Corp.	1,000	54,330
Chemours Co. (The)	2,090	99,505
Minerals Technologies, Inc.	70	4,956
Olin Corp.	2,060	60,729
PolyOne Corp.	780	28,532

		248,052

Commercial Services & Supplies 1.0%
Brink’s Co. (The)	30	2,345
Ennis, Inc.	500	9,625
Herman Miller, Inc.	1,550	52,196
Pitney Bowes, Inc.	1,100	17,314

		81,480

Communications Equipment 0.8%
ARRIS International PLC*	1,000	27,960
Plantronics, Inc.	940	42,469

		70,429

Construction & Engineering 1.7%
AECOM*	540	17,226
EMCOR Group, Inc.	950	64,125
Valmont Industries, Inc.	380	58,026

		139,377

See Notes to Financial Statements.

Prudential Day One Underlying Funds	109

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Construction Materials 0.8%
Eagle Materials, Inc.	690	$64,929

Consumer Finance 0.3%
Navient Corp.	1,700	25,075

Containers & Packaging 1.2%
Greif, Inc. (Class A Stock)	500	28,045
Owens-Illinois, Inc.*	2,600	62,140
Sonoco Products Co.	310	15,029

		105,214

Distributors 0.4%
Pool Corp.	280	30,274

Diversified Consumer Services 0.7%
Service Corp. International	1,630	56,610
Sotheby’s*	80	4,527

		61,137

Diversified Financial Services 0.1%
NewStar Financial, Inc.	900	9,846

Electric Utilities 1.2%
Hawaiian Electric Industries, Inc.	840	27,712
MGE Energy, Inc.	270	17,968
OGE Energy Corp.	1,450	51,997

		97,677

Electrical Equipment 1.2%
EnerSys	800	57,816
Regal Beloit Corp.	530	44,176

		101,992

Electronic Equipment, Instruments & Components 5.8%
Arrow Electronics, Inc.*	630	51,213
Avnet, Inc.	1,750	67,165
Cognex Corp.	890	84,603
IPG Photonics Corp.*	450	68,688
Jabil, Inc.	1,600	48,800
SYNNEX Corp.	320	38,054
Tech Data Corp.*	120	12,288
Trimble, Inc.*	1,820	68,123
Vishay Intertechnology, Inc.	3,000	53,550

		492,484

See Notes to Financial Statements.

110

Description	Shares	Value
COMMON STOCKS (Continued)

Energy Equipment & Services 0.7%
Core Laboratories NV	40	$4,021
Ensco PLC (Class A Stock)(a)	4,700	24,863
Nabors Industries Ltd.	4,000	30,840

		59,724

Equity Real Estate Investment Trusts (REITs) 8.5%
American Campus Communities, Inc.	180	8,629
Ashford Hospitality Prime, Inc.	1,200	12,432
Ashford Hospitality Trust, Inc.	700	4,403
Camden Property Trust	40	3,588
Care Capital Properties, Inc.	700	16,954
Chesapeake Lodging Trust	1,000	25,230
CoreCivic, Inc.	2,100	58,170
DCT Industrial Trust, Inc.	60	3,380
Douglas Emmett, Inc.	400	15,304
EPR Properties	320	23,162
First Industrial Realty Trust, Inc.	180	5,494
Franklin Street Properties Corp.	700	7,399
GEO Group, Inc. (The)	2,030	59,580
Hospitality Properties Trust	2,340	68,000
Liberty Property Trust	850	35,717
Medical Properties Trust, Inc.	4,600	59,708
Omega Healthcare Investors, Inc.	340	10,741
Park Hotels & Resorts, Inc.	1,400	37,702
Ramco-Gershenson Properties Trust	400	5,636
Senior Housing Properties Trust	3,400	66,130
Spirit Realty Capital, Inc.	1,400	11,102
Tier REIT, Inc.	500	9,240
Uniti Group, Inc.	700	17,920
Urban Edge Properties	600	15,078
VEREIT, Inc.	4,100	34,071
Washington Prime Group, Inc.	5,200	46,904
Weingarten Realty Investors	430	13,958
Xenia Hotels & Resorts, Inc.	2,100	42,672

		718,304

Food Products 2.7%
Flowers Foods, Inc.	1,600	28,144
Ingredion, Inc.	540	66,593
Lamb Weston Holdings, Inc.	1,250	54,975
Lancaster Colony Corp.	350	42,917

See Notes to Financial Statements.

Prudential Day One Underlying Funds	111

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (cont’d.)
Omega Protein Corp.	100	$1,600
Post Holdings, Inc.*	370	30,784

		225,013

Gas Utilities 2.7%
Atmos Energy Corp.	1,010	87,628
ONE Gas, Inc.	80	5,822
Southwest Gas Holdings, Inc.	580	46,458
UGI Corp.	1,690	85,294

		225,202

Health Care Equipment & Supplies 3.6%
Halyard Health, Inc.*	560	22,523
Hill-Rom Holdings, Inc.	870	64,833
IDEXX Laboratories, Inc.*	170	28,298
Masimo Corp.*	420	39,732
Teleflex, Inc.	400	82,888
West Pharmaceutical Services, Inc.	690	61,203

		299,477

Health Care Providers & Services 1.6%
LifePoint Health, Inc.*	840	49,896
WellCare Health Plans, Inc.*	460	81,415

		131,311

Hotels, Restaurants & Leisure 2.4%
Domino’s Pizza, Inc.	180	33,570
Dunkin’ Brands Group, Inc.	420	22,273
Extended Stay America, Inc.	1,100	21,747
Papa John’s International, Inc.	400	28,532
Texas Roadhouse, Inc.	1,160	54,868
Wendy’s Co. (The)	2,500	38,600

		199,590

Household Durables 2.4%
CalAtlantic Group, Inc.	400	14,040
NVR, Inc.*	26	67,871
Taylor Morrison Home Corp. (Class A Stock)*	200	4,524
Tempur Sealy International, Inc.*(a)	780	44,983
Toll Brothers, Inc.	1,790	69,076

		200,494

See Notes to Financial Statements.

112

Description	Shares	Value
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	400	$4,472

Insurance 4.6%
Alleghany Corp.*	13	7,973
American Financial Group, Inc.	670	67,938
Brown & Brown, Inc.	920	41,032
CNO Financial Group, Inc.	2,700	61,776
First American Financial Corp.	1,450	70,195
Genworth Financial, Inc. (Class A Stock)*	9,900	33,957
Hanover Insurance Group, Inc. (The)	430	40,790
Old Republic International Corp.	3,100	60,822

		384,483

Internet Software & Services 0.1%
CoStar Group, Inc.*	20	5,511
GrubHub, Inc.*	80	3,690

		9,201

IT Services 3.0%
CACI International, Inc. (Class A Stock)*	150	18,765
DST Systems, Inc.	1,000	54,900
Leidos Holdings, Inc.	1,170	62,525
MAXIMUS, Inc.	1,000	60,360
Science Applications International Corp.	800	56,328

		252,878

Leisure Products 0.8%
Brunswick Corp.	1,140	64,535

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc. (Class A Stock)*	150	35,344
Bruker Corp.	500	14,340
Charles River Laboratories International, Inc.*	650	63,830

		113,514

Machinery 5.7%
AGCO Corp.	120	8,657
Crane Co.	690	52,095
Donaldson Co., Inc.	810	38,467
Global Brass & Copper Holdings, Inc.	330	10,576
Graco, Inc.	580	67,303

See Notes to Financial Statements.

Prudential Day One Underlying Funds	113

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
IDEX Corp.	500	$58,270
Lincoln Electric Holdings, Inc.	320	27,923
Oshkosh Corp.	930	64,040
Terex Corp.	1,570	61,811
Timken Co. (The)	340	15,470
Toro Co. (The)	1,120	79,621

		484,233

Media 0.8%
AMC Networks, Inc. (Class A Stock)*	200	12,790
Cable One, Inc.	29	22,037
Cinemark Holdings, Inc.	590	22,951
John Wiley & Sons, Inc. (Class A Stock)	60	3,315
tronc, Inc.*	600	7,662

		68,755

Metals & Mining 2.6%
Reliance Steel & Aluminum Co.	860	62,230
Royal Gold, Inc.	270	23,398
Steel Dynamics, Inc.	2,400	84,984
Worthington Industries, Inc.	1,020	51,683

		222,295

Mortgage Real Estate Investment Trusts (REITs) 0.0%
New Residential Investment Corp.	200	3,400

Multi-Utilities 1.5%
MDU Resources Group, Inc.	2,600	68,510
NorthWestern Corp.	940	54,323

		122,833

Multiline Retail 0.5%
Big Lots, Inc.	880	43,710

Oil, Gas & Consumable Fuels 2.1%
CONSOL Energy, Inc.*	1,600	26,816
Newfield Exploration Co.*	130	3,735
Pacific Ethanol, Inc.*	1,600	10,000
Panhandle Oil and Gas, Inc. (Class A Stock)	1,100	24,200
QEP Resources, Inc.*	3,000	25,710
Renewable Energy Group, Inc.*	1,800	22,500
World Fuel Services Corp.	1,390	44,952

See Notes to Financial Statements.

114

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
WPX Energy, Inc.*	2,100	$22,638

		180,551

Paper & Forest Products 0.2%
Louisiana-Pacific Corp.*	500	12,555

Personal Products 0.3%
Avon Products, Inc. (United Kingdom)*	7,400	26,936

Pharmaceuticals 0.6%
Endo International PLC*	4,700	51,794

Professional Services 1.0%
ICF International, Inc.*	50	2,263
Insperity, Inc.	60	4,530
ManpowerGroup, Inc.	730	78,219

		85,012

Real Estate Management & Development 0.7%
Jones Lang LaSalle, Inc.	300	38,166
RMR Group, Inc. (The) (Class A Stock)	460	22,471

		60,637

Road & Rail 0.9%
Landstar System, Inc.	510	42,407
Old Dominion Freight Line, Inc.	310	29,732

		72,139

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.*	30	2,177
Alpha & Omega Semiconductor Ltd.*	500	8,850
Cirrus Logic, Inc.*	970	59,597
Microsemi Corp.*	480	24,998
Silicon Laboratories, Inc.*	100	7,510
Synaptics, Inc.*	840	44,192
Teradyne, Inc.	2,070	71,601
Versum Materials, Inc.	1,660	58,532

		277,457

See Notes to Financial Statements.

Prudential Day One Underlying Funds	115

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Software 4.6%
Cadence Design Systems, Inc.*	2,580	$95,202
CDK Global, Inc.	1,320	86,829
CommVault Systems, Inc.*	880	52,404
Fair Isaac Corp.	440	62,722
Fortinet, Inc.*	1,780	65,700
Manhattan Associates, Inc.*	350	15,470
Synopsys, Inc.*	100	7,657

		385,984

Specialty Retail 2.9%
Aaron’s, Inc.	1,270	58,775
Burlington Stores, Inc.*	60	5,222
Chico’s FAS, Inc.	400	3,660
Dick’s Sporting Goods, Inc.	470	17,550
GameStop Corp. (Class A Stock)(a)	2,400	52,056
Michaels Cos., Inc. (The)*	2,200	44,308
Office Depot, Inc.	9,700	56,939
Tilly’s, Inc. (Class A Stock)	200	1,996

		240,506

Technology Hardware, Storage & Peripherals 0.6%
NCR Corp.*	1,390	52,612

Textiles, Apparel & Luxury Goods 0.3%
Carter’s, Inc.	110	9,540
Skechers U.S.A., Inc. (Class A Stock)*	620	17,416

		26,956

Thrifts & Mortgage Finance 0.1%
Washington Federal, Inc.	270	9,032

Trading Companies & Distributors 0.0%
MSC Industrial Direct Co., Inc. (Class A Stock)	30	2,136

Wireless Telecommunication Services 0.8%
Telephone & Data Systems, Inc.	1,900	54,017
United States Cellular Corp.*	250	9,470

		63,487

TOTAL COMMON STOCKS (cost $7,826,519)		8,262,048

See Notes to Financial Statements.

116

Description	Shares	Value
UNAFFILIATED EXCHANGE TRADED FUNDS 2.0%
SPDR S&P Mid-Cap 400 ETF Trust Fund	220	$70,510
iShares Core S&P Mid-Cap ETF	550	96,520

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $166,726)		167,030

TOTAL LONG-TERM INVESTMENTS (cost $7,993,245)		8,429,078

SHORT-TERM INVESTMENTS 9.3%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	679,545	679,545
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $106,531; includes $106,479 of cash collateral for securities on loan)(b)(w)	106,521	106,531

TOTAL SHORT-TERM INVESTMENTS (cost $786,076)		786,076

TOTAL INVESTMENTS 109.4% (cost $8,779,321)		9,215,154
Liabilities in excess of other assets (9.4)%		(788,882)

NET ASSETS 100.0%		$8,426,272

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $103,745; cash collateral of $106,479 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	117

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$212,959	$—	$—
Airlines	46,053	—	—
Auto Components	3,928	—	—
Automobiles	63,210	—	—
Banks	604,618	—	—
Biotechnology	123,865	—	—
Building Products	18,323	—	—
Capital Markets	279,908	—	—
Chemicals	248,052	—	—
Commercial Services & Supplies	81,480	—	—
Communications Equipment	70,429	—	—
Construction & Engineering	139,377	—	—
Construction Materials	64,929	—	—
Consumer Finance	25,075	—	—
Containers & Packaging	105,214	—	—
Distributors	30,274	—	—
Diversified Consumer Services	61,137	—	—
Diversified Financial Services	9,846	—	—
Electric Utilities	97,677	—	—
Electrical Equipment	101,992	—	—
Electronic Equipment, Instruments & Components	492,484	—	—
Energy Equipment & Services	59,724	—	—
Equity Real Estate Investment Trusts (REITs)	718,304	—	—
Food Products	225,013	—	—
Gas Utilities	225,202	—	—
Health Care Equipment & Supplies	299,477	—	—
Health Care Providers & Services	131,311	—	—
Hotels, Restaurants & Leisure	199,590	—	—
Household Durables	200,494	—	—
Independent Power & Renewable Electricity Producers	4,472	—	—
Insurance	384,483	—	—
Internet Software & Services	9,201	—	—
IT Services	252,878	—	—
Leisure Products	64,535	—	—
Life Sciences Tools & Services	113,514	—	—
Machinery	484,233	—	—
Media	68,755	—	—
Metals & Mining	222,295	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,400	—	—

See Notes to Financial Statements.

118

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Multi-Utilities	$122,833	$—	$—
Multiline Retail	43,710	—	—
Oil, Gas & Consumable Fuels	180,551	—	—
Paper & Forest Products	12,555	—	—
Personal Products	26,936	—	—
Pharmaceuticals	51,794	—	—
Professional Services	85,012	—	—
Real Estate Management & Development	60,637	—	—
Road & Rail	72,139	—	—
Semiconductors & Semiconductor Equipment	277,457	—	—
Software	385,984	—	—
Specialty Retail	240,506	—	—
Technology Hardware, Storage & Peripherals	52,612	—	—
Textiles, Apparel & Luxury Goods	26,956	—	—
Thrifts & Mortgage Finance	9,032	—	—
Trading Companies & Distributors	2,136	—	—
Wireless Telecommunication Services	63,487	—	—
Unaffiliated Exchange Traded Funds	167,030	—	—
Affiliated Mutual Funds	786,076	—	—

Total	$9,215,154	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (including 1.3% of collateral for securities on loan)	9.3%
Equity Real Estate Investment Trusts (REITs)	8.5
Banks	7.2
Electronic Equipment, Instruments & Components	5.8
Machinery	5.7
Software	4.6
Insurance	4.6
Health Care Equipment & Supplies	3.6
Capital Markets	3.3
Semiconductors & Semiconductor Equipment	3.3
IT Services	3.0
Chemicals	2.9
Specialty Retail	2.9
Gas Utilities	2.7
Food Products	2.7%
Metals & Mining	2.6
Aerospace & Defense	2.5
Household Durables	2.4
Hotels, Restaurants & Leisure	2.4
Oil, Gas & Consumable Fuels	2.1
Unaffiliated Exchange Traded Funds	2.0
Construction & Engineering	1.7
Health Care Providers & Services	1.6
Biotechnology	1.5
Multi-Utilities	1.5
Life Sciences Tools & Services	1.3
Containers & Packaging	1.2
Electrical Equipment	1.2
Electric Utilities	1.2

See Notes to Financial Statements.

Prudential Day One Underlying Funds	119

Prudential QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2017

Industry Classification (cont’d.)
Professional Services	1.0%
Commercial Services & Supplies	1.0
Road & Rail	0.9
Communications Equipment	0.8
Media	0.8
Construction Materials	0.8
Leisure Products	0.8
Wireless Telecommunication Services	0.8
Automobiles	0.8
Diversified Consumer Services	0.7
Real Estate Management & Development	0.7
Energy Equipment & Services	0.7
Technology Hardware, Storage & Peripherals	0.6
Pharmaceuticals	0.6
Airlines	0.5
Multiline Retail	0.5
Distributors	0.4
Textiles, Apparel & Luxury Goods	0.3

Personal Products	0.3%
Consumer Finance	0.3
Building Products	0.2
Paper & Forest Products	0.2
Diversified Financial Services	0.1
Internet Software & Services	0.1
Thrifts & Mortgage Finance	0.1
Independent Power & Renewable Electricity Producers	0.1
Auto Components	0.0 *
Mortgage Real Estate Investment Trusts (REITs)	0.0 *
Trading Companies & Distributors	0.0 *

109.4
Liabilities in excess of other assets	(9.4)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$103,745	$(103,745)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

120

Glossary:

The following abbreviations are used in the annual report:

Exchange:

LME—London Metal Exchange

OTC—Over-the-counter

Other:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

BABs—Build America Bonds

ETF—Exchange Traded Fund

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

See Notes to Financial Statements.

Prudential Day One Underlying Funds	121

Prudential Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $317,420:
Unaffiliated investments (cost $10,937,984)	$11,994,792
Affiliated investments (cost $982,474)	982,474
Receivable for investments sold	62,940
Receivable for Fund shares sold	12,558
Due from manager	5,995
Dividends and interest receivable	2,531

Total assets	13,061,290

Liabilities
Payable to broker for collateral for securities on loan	328,829
Payable for investments purchased	98,261
Accrued expenses and other liabilities	26,506
Audit fee payable	24,000
Affiliated transfer agent fee payable	55

Total liabilities	477,651

Net Assets	$12,583,639

Net assets were comprised of:
Shares of beneficial interest, at par	$1,116
Paid-in capital in excess of par	11,294,150

11,295,266
Undistributed net investment income	188
Accumulated net realized gain on investment transactions	231,377
Net unrealized appreciation on investments	1,056,808

Net assets, July 31, 2017	$12,583,639

Class Q
Net asset value, offering price and redemption price per share, ($12,583,639 ÷ 1,116,295 shares of beneficial interest and outstanding)	$11.27

See Notes to Financial Statements.

122

Prudential Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $30,890,509)	$31,127,597
Affiliated investments (cost $3,545,327)	3,545,327
Receivable for investments sold	2,575,367
Interest receivable	164,822
Receivable for Fund shares sold	62,614
Due from manager	906

Total assets	37,476,633

Liabilities
Payable for investments purchased	6,046,159
Accrued expenses and other liabilities	72,975
Affiliated transfer agent fee payable	46

Total liabilities	6,119,180

Net Assets	$31,357,453

Net assets were comprised of:
Shares of beneficial interest, at par	$3,126
Paid-in capital in excess of par	31,245,100

31,248,226
Undistributed net investment income	1,844
Accumulated net realized loss on investment transactions	(129,705)
Net unrealized appreciation on investments	237,088

Net assets, July 31, 2017	$31,357,453

Class Q
Net asset value, offering price and redemption price per share, ($31,357,453 ÷ 3,126,241 shares of beneficial interest issued and outstanding)	$10.03

See Notes to Financial Statements.

Prudential Day One Underlying Funds	123

Prudential TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $15,915,537)	$15,928,326
Affiliated investments (cost $80,331)	80,331
Receivable for investments sold	536,358
Receivable for Fund shares sold	84,211
Interest receivable	27,203
Due from manager	6,588

Total assets	16,663,017

Liabilities
Payable for investments purchased	597,604
Accrued expenses and other liabilities	54,616
Affiliated transfer agent fee payable	46

Total liabilities	652,266

Net Assets	$16,010,751

Net assets were comprised of:
Shares of beneficial interest, at par	$1,623
Paid-in capital in excess of par	16,036,858

16,038,481
Undistributed net investment income	3,506
Accumulated net realized loss on investment transactions	(44,025)
Net unrealized appreciation on investments	12,789

Net assets, July 31, 2017	$16,010,751

Class Q
Net asset value, offering price and redemption price per share, ($16,010,751 ÷ 1,623,252 shares of beneficial interest issued and outstanding)	$9.86

See Notes to Financial Statements.

124

Prudential Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2017

Assets
Unaffiliated investments (cost $13,803,041)	$13,803,021
Cash	64,422
Deposit with broker for futures	54,467
Receivable for fund shares sold	5,802
Due from manager	1,922
Interest receivable	1,514
Receivable for investments sold	155
Prepaid offering expenses	10,260

Total assets	13,941,563

Liabilities
Payable for Fund shares reacquired	69,854
Audit fee payable	28,000
Custodian and accounting fees payable	19,835
Due to broker—variation margin futures	11,709
Accrued expenses and other liabilities	806
Affiliated transfer agent fee payable	55

Total liabilities	130,259

Net Assets	$13,811,304

Net assets were comprised of:
Shares of beneficial interest, at par	$1,360
Paid-in capital in excess of par	13,577,375

13,578,735
Undistributed net investment income	177,975
Accumulated net realized loss on investment transactions	(311,536)
Net unrealized appreciation on investments	366,130

Net assets, July 31, 2017	$13,811,304

Class Q
Net asset value, offering price and redemption price per share ($13,811,304 ÷ 1,360,431 shares of beneficial interest issued and outstanding)	$10.15

See Notes to Financial Statements.

Prudential Day One Underlying Funds	125

Prudential QMA US Broad Market Index Fund

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $13,417:
Unaffiliated investments (cost $19,905,201)	$21,302,663
Affiliated investments (cost $2,850,994)	2,850,993
Receivable for investments sold	159,183
Due from manager	33,402
Receivable for Fund shares sold	19,357
Dividends and interest receivable	13,845

Total assets	24,379,443

Liabilities
Payable for investments purchased	1,890,513
Accrued expenses and other liabilities	81,446
Payable for Fund shares reacquired	18,254
Payable to broker for collateral for securities on loan	13,867
Due to broker—variation margin futures	1,035
Affiliated transfer agent fee payable	55

Total liabilities	2,005,170

Net Assets	$22,374,273

Net assets were comprised of:
Shares of beneficial interest, at par	$1,970
Paid-in capital in excess of par	20,805,345

20,807,315
Undistributed net investment income	119,284
Accumulated net realized gain on investment transactions	51,838
Net unrealized appreciation on investments	1,395,836

Net assets, July 31, 2017	$22,374,273

Class Q
Net asset value, offering price and redemption price per share ($22,374,273 ÷ 1,969,726 shares of beneficial interest issued and outstanding)	$11.36

See Notes to Financial Statements.

126

Prudential QMA Mid-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $103,745:
Unaffiliated investments (cost $7,993,245)	$8,429,078
Affiliated investments (cost $786,076)	786,076
Receivable for investments sold	33,847
Receivable for Fund shares sold	22,457
Due from manager	5,791
Dividends receivable	3,462

Total assets	9,280,711

Liabilities
Payable for investments purchased	698,557
Payable to broker for collateral for securities on loan	106,479
Accrued expenses	49,348
Affiliated transfer agent fee payable	55

Total liabilities	854,439

Net Assets	$8,426,272

Net assets were comprised of:
Shares of beneficial interest, at par	$755
Paid-in capital in excess of par	7,819,474

7,820,229
Undistributed net investment income	19,790
Accumulated net realized gain on investment transactions	150,420
Net unrealized appreciation on investments	435,833

Net assets, July 31, 2017	$8,426,272

Class Q
Net asset value, offering price and redemption price per share, ($8,426,272 ÷ 755,014 shares of beneficial interest issued and outstanding)	$11.16

See Notes to Financial Statements.

Prudential Day One Underlying Funds	127

Prudential Jennison Small-Cap Core Equity Fund

Statement of Operations

Period* Ended July 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$90,619
Income from securities lending, net (including affiliated income of $295)	2,254
Affiliated dividend income	3,483

Total income	96,356

Expenses
Management fee	58,015
Custodian and accounting fees	32,000
Audit fee	24,000
Legal fees and expenses	22,000
Trustees’ fees	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	1,000
Miscellaneous	6,016

Total expenses	158,031
Less: Management fee waiver and/or expense reimbursement	(78,810)

Net expenses	79,221

Net investment income (loss)	17,135

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	231,377
Net change in unrealized appreciation (depreciation) on investments	1,056,808

Net gain (loss) on investment transactions	1,288,185

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,305,320

*	Commencement of operations was November 15, 2016.

See Notes to Financial Statements.

128

Prudential Core Conservative Bond Fund

Statement of Operations

Period* Ended July 31, 2017

Net Investment Income (Loss)
Income
Interest income	$382,139
Affiliated dividend income	28,426

Total income	410,565

Expenses
Management fee	49,290
Custodian and accounting fees	42,000
Audit fee	40,000
Legal fees and expenses	22,000
Trustees’ fees	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	1,000
Miscellaneous	4,820

Total expenses	174,110
Less: Management fee waiver and/or expense reimbursement	(77,661)

Net expenses	96,449

Net investment income (loss)	314,116

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	(76,821)
Net change in unrealized appreciation (depreciation) on investments	237,088

Net gain (loss) on investment transactions	160,267

Net Increase (Decrease) In Net Assets Resulting From Operations	$474,383

*	Commencement of operations was November 15, 2016.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	129

Prudential TIPS Fund

Statement of Operations

Period* Ended July 31, 2017

Net Investment Income (Loss)
Income
Interest income	$106,078
Affiliated dividend income	678

Total income	106,756

Expenses
Management fee	10,534
Audit fee	32,000
Custodian and accounting fees	25,000
Legal fees and expenses	22,000
Trustees’ fees	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	1,000
Miscellaneous	4,796

Total expenses	110,330
Less: Management fee waiver and/or expense reimbursement	(85,333)

Net expenses	24,997

Net investment income (loss)	81,759

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	(6,674)
Net change in unrealized appreciation (depreciation) on investments	12,789

Net gain (loss) on investment transactions	6,115

Net Increase (Decrease) In Net Assets Resulting From Operations	$87,874

*	Commencement of operations was November 15, 2016.

See Notes to Financial Statements.

130

Prudential Commodity Strategies Fund

Consolidated Statement of Operations

Period* Ended July 31, 2017

Net Investment Income (Loss)
Income
Interest income	$47,177

Expenses
Management fee	53,825
Organizational and prepaid offering expenses	40,000
Custodian and accounting fees	35,000
Audit fee	28,000
Legal fees and expenses	22,000
Trustees’ fees	8,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	1,000
Miscellaneous	7,675

Total expenses	200,500
Less: Management fee waiver and/or expense reimbursement	(102,183)

Net expenses	98,317

Net investment income (loss)	(51,140)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(17)
Futures transactions	(82,404)

(82,421)

Net change in unrealized appreciation (depreciation) on:
Investments	(20)
Futures	366,150

366,130

Net gain (loss) on investment transactions	283,709

Net Increase (Decrease) In Net Assets Resulting From Operations	$232,569

*	Commencement of operations was November 15, 2016.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	131

Prudential QMA US Broad Market Index Fund

Statement of Operations

Period* Ended July 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $5)	$159,061
Affiliated dividend income	4,282
Interest income	588
Income from securities lending, net (including affiliated income of $1)	10

Total income	163,941

Expenses
Management fee	15,600
Custodian and accounting fees	73,000
Audit fee	24,000
Legal fees and expenses	22,000
Shareholders’ reports	10,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	1,000
Miscellaneous	7,297

Total expenses	160,897
Less: Management fee waiver and/or expense reimbursement	(137,933)

Net expenses	22,964

Net investment income (loss)	140,977

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	17,570
Futures transactions	34,268

51,838

Net change in unrealized appreciation (depreciation) on:
Investments	1,397,461
Futures	(1,625)

1,395,836

Net gain (loss) on investment transactions	1,447,674

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,588,651

*	Commencement of operations was November 17, 2016.

See Notes to Financial Statements.

132

Prudential QMA Mid-Cap Core Equity Fund

Statement of Operations

Period* Ended July 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$63,914
Affiliated dividend income	985
Income from securities lending, net (including affiliated income of $11)	29

Total income	64,928

Expenses
Management fee	20,317
Custodian and accounting fees	31,000
Audit fee	24,000
Legal fees and expenses	22,000
Trustees’ fees	8,000
Shareholders’ reports	6,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	1,000
Miscellaneous	6,121

Total expenses	118,438
Less: Management fee waiver and/or expense reimbursement	(78,833)

Net expenses	39,605

Net investment income (loss)	25,323

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(3))	150,420
Net change in unrealized appreciation (depreciation) on investments	435,833

Net gain (loss) on investment transactions	586,253

Net Increase (Decrease) In Net Assets Resulting From Operations	$611,576

*	Commencement of operations was November 17, 2016.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	133

Prudential Jennison Small-Cap Core Equity Fund

Statement of Changes in Net Assets

November 15, 2016* through July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,135
Net realized gain (loss) on investment transactions	231,377
Net change in unrealized appreciation (depreciation) on investments	1,056,808

Net increase (decrease) in net assets resulting from operations	1,305,320

Dividends from net investment income
Class Q	(16,947)

Fund share transactions
Net proceeds from shares sold	11,329,854
Net asset value of shares issued in reinvestment of dividends and distributions	16,947
Cost of shares reacquired	(51,535)

Net increase (decrease) in net assets from Fund share transactions	11,295,266

Total increase (decrease)	12,583,639

Net Assets:
Beginning of period	—

End of period(a)	$12,583,639

(a) Includes undistributed net investment income of:	$188

*	Commencement of operations.

See Notes to Financial Statements.

134

Prudential Core Conservative Bond Fund

Statement of Changes in Net Assets

November 15, 2016* through July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$314,116
Net realized gain (loss) on investment transactions	(76,821)
Net change in unrealized appreciation (depreciation) on investments	237,088

Net increase (decrease) in net assets resulting from operations	474,383

Dividends from net investment income
Class Q	(365,156)

Fund share transactions
Net proceeds from shares sold	31,148,943
Net asset value of shares issued in reinvestment of dividends and distributions	365,155
Cost of shares reacquired	(265,872)

Net increase (decrease) in net assets from Fund share transactions	31,248,226

Total increase (decrease)	31,357,453

Net Assets:
Beginning of period	—

End of period(a)	$31,357,453

(a) Includes undistributed net investment income of:	$1,844

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	135

Prudential TIPS Fund

Statement of Changes in Net Assets

November 15, 2016* through July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,759
Net realized gain (loss) on investment transactions	(6,674)
Net change in unrealized appreciation (depreciation) on investments	12,789

Net increase (decrease) in net assets resulting from operations	87,874

Dividends from net investment income
Class Q	(115,604)

Fund share transactions
Net proceeds from shares sold	16,410,866
Net asset value of shares issued in reinvestment of dividends and distributions	115,603
Cost of shares reacquired	(487,988)

Net increase (decrease) in net assets from Fund share transactions	16,038,481

Total increase (decrease)	16,010,751

Net Assets:
Beginning of period	—

End of period(a)	$16,010,751

(a) Includes undistributed net investment income of:	$3,506

*	Commencement of operations.

See Notes to Financial Statements.

136

Prudential Commodity Strategies Fund

Consolidated Statement of Changes in Net Assets

November 15, 2016* through July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(51,140)
Net realized gain (loss) on investment transactions	(82,421)
Net change in unrealized appreciation (depreciation) on investments	366,130

Net increase (decrease) in net assets resulting from operations	232,569

Fund share transactions
Net proceeds from shares sold	13,792,034
Cost of shares reacquired	(213,299)

Net increase (decrease) in net assets from Fund share transactions	13,578,735

Total increase (decrease)	13,811,304

Net Assets:

Beginning of period	—

End of period(a)	$13,811,304

(a) Includes undistributed net investment income of:	$177,975

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	137

Prudential QMA US Broad Market Index Fund

Statement of Changes in Net Assets

November 17, 2016* through July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$140,977
Net realized gain (loss) on investment transactions	51,838
Net change in unrealized appreciation (depreciation) on investments	1,395,836

Net increase (decrease) in net assets resulting from operations	1,588,651

Dividends from net investment income
Class Q	(21,693)

Fund share transactions
Net proceeds from shares sold	21,146,670
Net asset value of shares issued in reinvestment of dividends and distributions	21,693
Cost of shares reacquired	(361,048)

Net increase (decrease) in net assets from Fund share transactions	20,807,315

Total increase (decrease)	22,374,273

Net Assets:
Beginning of period	—

End of period(a)	$22,374,273

(a) Includes undistributed net investment income of:	$119,284

*	Commencement of operations.

See Notes to Financial Statements.

138

Prudential QMA Mid-Cap Core Equity Fund

Statement of Changes in Net Assets

November 17, 2016* through July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,323
Net realized gain (loss) on investment transactions	150,420
Net change in unrealized appreciation (depreciation) on investments	435,833

Net increase (decrease) in net assets resulting from operations	611,576

Dividends from net investment income
Class Q	(5,533)

Fund share transactions
Net proceeds from shares sold	7,907,520
Net asset value of shares issued in reinvestment of dividends and distributions	5,533
Cost of shares reacquired	(92,824)

Net increase (decrease) in net assets from Fund share transactions	7,820,229

Total increase (decrease)	8,426,272

Net Assets:
Beginning of period	—

End of period(a)	$8,426,272

(a) Includes undistributed net investment income of:	$19,790

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Day One Underlying Funds	139

Notes to Financial Statements/Consolidated Financial Statements

Prudential Investment Portfolios 2 (“PIP 2”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PIP 2 consists of eleven separate series: Prudential Commodity Strategies Fund, Prudential Core Conservative Bond Fund, Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund, Prudential Institutional Money Market Fund, Prudential Jennison Small-Cap Core Equity Fund, Prudential QMA Emerging Markets Equity Fund, Prudential QMA International Developed Markets Index Fund, Prudential QMA Mid-Cap Core Equity Fund, Prudential QMA US Broad Market Index Fund and Prudential TIPS Fund. These financial statements (consolidated financial statements for Prudential Commodity Strategies Fund) relate to the Prudential Commodity Strategies Fund, Prudential Core Conservative Bond Fund, Prudential Jennison Small-Cap Core Equity Fund, Prudential QMA Mid-Cap Core Equity Fund, Prudential QMA US Broad Market Index Fund and Prudential TIPS Fund (each, a “Fund” and collectively, the “Funds”). The Prudential Commodity Strategies Fund, Prudential Core Conservative Bond Fund and Prudential Jennison Small-Cap Core Equity Fund commenced operations on November 15, 2016. The Prudential QMA Mid-Cap Core Equity Fund and Prudential QMA US Broad Market Index Fund commenced operations on November 17, 2016.

The Commodity Strategies Fund wholly owns and controls the Prudential Commodity Strategies Subsidiary Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Commodity Strategies Fund’s Board of Trustees has oversight responsibility for the investment activities of the Commodity Strategies Fund, including its investment in the Subsidiary, and the Commodity Strategies Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund. The consolidated financial statements of the Commodity Strategies Fund include the financial results of its wholly-owned subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Commodity Strategies Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the

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Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategies Fund. The portion of the Commodity Strategies Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Commodity Strategies Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Commodity Strategies Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Commodity Strategies Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of July 31, 2017, the Subsidiary had net assets of $2,589,133, representing 19.0% of the Commodity Strategies Fund’s net assets.

The Funds of PIP 2 have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
Prudential Jennison Small-Cap Core Equity Fund (“Jennison Small-Cap Core Equity”)	Outperform the Russell 2000 Index.	Jennison Associates, LLC (“Jennison”)

Prudential Core Conservative Bond Fund (“Core Conservative Bond”)	Outperform the Bloomberg Barclays U.S. Aggregate Bond Index over full market cycles.	PGIM Fixed Income, (formerly, Prudential Fixed Income), which is a business unit of PGIM, Inc.

Prudential TIPS Fund (“TIPS”)	Outperform the Bloomberg Barclays US Treasury Inflation-Protected Index.	PGIM Fixed Income, (formerly, Prudential Fixed Income), which is a business unit of PGIM, Inc.

Prudential Commodity Strategies Fund (“Commodity Strategies”)	Generate returns over time in excess of the Bloomberg Commodity Index.	CoreCommodity Management, LLC (“Core”)

Prudential QMA US Broad Market Index Fund (“QMA US Broad Market Index”)	Seek to provide investment results that approximate the performance of the S&P Composite 1500 Index.	Quantitative Management Associates, LLC (“QMA”)

Prudential QMA Mid-Cap Core Equity Fund (“QMA Mid-Cap Core Equity”)	Outperform the S&P Mid-Cap 400 Index.	QMA

Prudential Day One Underlying Funds	141

Notes to Financial Statements/Consolidated Financial Statements (continued)

1. Accounting Policies

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

Securities Valuation: Each Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments (Consolidated Schedule of Investments for Commodity Strategies).

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency

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fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. Each Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it

Prudential Day One Underlying Funds	143

Notes to Financial Statements/Consolidated Financial Statements (continued)

operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

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Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Commodity Strategies Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as net realized gain (loss) on futures transactions.

Prudential Day One Underlying Funds	145

Notes to Financial Statements/Consolidated Financial Statements (continued)

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Commodity Strategies invested in financial futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: PIP 2, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities (Consolidated Statement of Assets and Liabilities for Commodity Strategies).

Securities Lending: The Funds may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain

146

(loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Offering and Organization Costs: The Prudential Commodity Strategies Fund offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Equity Real Estate Investment Trusts (REITs): The Funds invest in Equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from Equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material these estimates are adjusted periodically when the actual source of distributions is disclosed by the Equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Prudential Day One Underlying Funds	147

Notes to Financial Statements/Consolidated Financial Statements (continued)

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Core Conservative Bond and TIPS expect to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Commodity Strategies, Jennison Small-Cap Core Equity, QMA Mid-Cap Core Equity and QMA US Broad Market Index expect to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

PIP 2, on behalf of the Funds, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. At July 31, 2017, PGIM Investments has engaged the firms referenced in Note 1 as Subadvisers for their respective Funds.

148

The management fee payable to PGIM Investments is accrued daily and payable monthly at an annual rate of the Funds’ average daily net assets specified below and PGIM Investments, in turn, pays each subadviser a fee for its services.

	Management Fees	Effective Management Fees, Net of Waiver	Effective December 1, 2016 Fee Waivers and/or Expense Limitations through November 30, 2018
Jennison Small-Cap Core Equity	.75%	— #	contractually limit expenses to .95%.
Core Conservative Bond	.27%	— #	contractually limit expenses to .50%.
TIPS	.23%	— #	contractually limit expenses to .40%.
Commodity Strategies	.60%	— #	contractually limit expenses to 1.00%.*
QMA US Broad Market Index	.18%	— #	contractually limit expenses to .20%.
QMA Mid-Cap Core Equity	.50%	— #	contractually limit expenses to .85%.

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.
*	The manager has contractually agreed to waive any management fees it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

PIP 2, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class Q shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class Q shares of the Fund.

PGIM Investments, PGIM, Inc., Jennison and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Funds. The transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the period ended July 31, 2017 no such transactions were entered into by the Funds.

The Funds may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”). Earnings from the Core Fund

Prudential Day One Underlying Funds	149

Notes to Financial Statements/Consolidated Financial Statements (continued)

and the Money Market Fund are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended July 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Funds’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
Jennison Small-Cap Core Equity	$236
QMA US Broad Market Index	2
QMA Mid-Cap Core Equity	11

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the period ended July 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
Jennison Small-Cap Core Equity	$13,722,315	$3,017,382
Core Conservative Bond	81,449,878	60,393,657
TIPS	18,672,395	2,809,518
Commodity Strategies	—	—
QMA US Broad Market Index	20,381,569	582,681
QMA Mid-Cap Core Equity	11,617,893	3,770,252

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain/loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain/loss on investment transactions.

150

For the period ended July 31, 2017, the adjustments were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss on Investment Transactions
Core Conservative Bond(a)(b)	$52,884	$(52,884)
TIPS(a)	37,351	(37,351)
Commodity Strategies(c)	229,115	(229,115)

(a)	Differences in the tax treatment of premium amortization.
(b)	Reclassification of paydowns.
(c)	Differences in the treatment for book and tax purposes related to the investment in the Subsidiary.

Net investment income or loss, net realized gains or losses and net assets were not affected by these adjustments.

For the period ended July 31, 2017, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income
Jennison Small-Cap Core Equity	$16,947
Core Conservative Bond	365,156
TIPS	115,604
QMA US Broad Market Index	21,693
QMA Mid-Cap Core Equity	5,533

Commodity Strategies had no dividends paid during the period ended July 31, 2017.

For the period ended July 31, 2017, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Jennison Small-Cap Core Equity	$233,836	$1,853
Core Conservative Bond	2,299	—
TIPS	3,506	—
Commodity Strategies	214,882	—
QMA US Broad Market Index	148,986	21,365
QMA Mid-Cap Core Equity	178,332	1,967

These amounts may differ from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Day One Underlying Funds	151

Notes to Financial Statements/Consolidated Financial Statements (continued)

The United States federal income tax basis of the Funds’ investments and the total net unrealized appreciation/depreciation as of July 31, 2017 were as follows:

	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation/ Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ Depreciation
Jennison Small-Cap Core Equity	$11,923,793	$1,397,122	$(343,649)	$1,053,473	$—	$1,053,473
Core Conservative Bond	34,483,302	215,424	(25,802)	189,622	—	189,622
TIPS	16,026,995	70,280	(88,618)	(18,338)	—	(18,338)
Commodity Strategies	13,803,041	—	(20)	(20)	54,614	54,594
QMA US Broad Market Index	22,757,049	1,652,480	(255,873)	1,396,607	—	1,396,607
QMA Mid-Cap Core Equity	8,789,410	601,617	(175,873)	425,744	—	425,744

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments were primarily attributable to appreciation/depreciation on foreign currencies and futures.

For federal income tax purposes, the following Funds had a capital loss carryforward as of July 31, 2017 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward
Core Conservative Bond	$82,239
TIPS	12,898

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies) for the current reporting period. The Funds’ federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service.

6. Capital

The Funds offer Class Q shares. Effective as of May 22, 2017, shares of the Funds are registered under the Securities Act of 1933, as amended.

152

PIP 2 has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At reporting period, Prudential owned the following number of shares of the Funds:

Class Q
Jennison Small-Cap Core Equity	1,001,654
Core Conservative Bond	2,535,355
TIPS	509,038
Commodity Strategies	1,000,000
QMA US Broad Market Index	1,002,078
QMA Mid-Cap Core Equity	500,529

In addition, the following number of shareholders held the following percentages of outstanding shares of the Funds on behalf of multiple beneficial owners:

	Number of Shareholders	% of Outstanding Shares
Jennison Small-Cap Core Equity	1	90
Core Conservative Bond	1	81
TIPS	6	94
Commodity Strategies	3	86
QMA US Broad Market Index	5	87
QMA Mid-Cap Core Equity	4	87

Transactions in shares of beneficial interest were as follows:

Jennison Small-Cap Core Equity

Class Q	Shares	Amount
Period ended July 31, 2017*:
Shares sold	1,119,251	$11,329,854
Shares issued in reinvestment of dividends and distributions	1,657	16,947
Shares reacquired	(4,613)	(51,535)

Net increase (decrease) in shares outstanding	1,116,295	$11,295,266

*	Commencement of operations was November 15, 2016.

Core Conservative Bond

Class Q	Shares	Amount
Period ended July 31, 2017*:
Shares sold	3,116,135	$31,148,943
Shares issued in reinvestment of dividends and distributions	36,615	365,155
Shares reacquired	(26,509)	(265,872)

Net increase (decrease) in shares outstanding	3,126,241	$31,248,226

*	Commencement of operations was November 15, 2016.

Prudential Day One Underlying Funds	153

Notes to Financial Statements/Consolidated Financial Statements (continued)

TIPS

Class Q	Shares	Amount
Period ended July 31, 2017*:
Shares sold	1,660,933	$16,410,866
Shares issued in reinvestment of dividends and distributions	11,648	115,603
Shares reacquired	(49,329)	(487,988)

Net increase (decrease) in shares outstanding	1,623,252	$16,038,481

*	Commencement of operations was November 15, 2016.

Commodity Strategies

Class Q	Shares	Amount
Period ended July 31, 2017*:
Shares sold	1,381,783	$13,792,034
Shares reacquired	(21,352)	(213,299)

Net increase (decrease) in shares outstanding	1,360,431	$13,578,735

*	Commencement of operations was November 15, 2016.

QMA US Broad Market Index

Class Q	Shares	Amount
Period ended July 31, 2017*:
Shares sold	1,999,808	$21,146,670
Shares issued in reinvestment of dividends and distributions	2,100	21,693
Shares reacquired	(32,182)	(361,048)

Net increase (decrease) in shares outstanding	1,969,726	$20,807,315

*	Commencement of operations was November 17, 2016.

QMA Mid-Cap Core Equity

Class Q	Shares	Amount
Period ended July 31, 2017*:
Shares sold	762,851	$7,907,520
Shares issued in reinvestment of dividends and distributions	532	5,533
Shares reacquired	(8,369)	(92,824)

Net increase (decrease) in shares outstanding	755,014	$7,820,229

*	Commencement of operations was November 17, 2016.

154

7. Borrowings

PIP 2, on behalf of the Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Each Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Funds did not utilize the SCA during the period ended July 31, 2017.

8. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

Prudential Day One Underlying Funds	155

Prudential Jennison Small-Cap Core Equity Fund

Financial Highlights

Class Q Shares
	November 15, 2016(a) through July 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.02
Net realized and unrealized gain (loss) on investments	1.27
Total from investment operations	1.29
Less Dividends and Distributions:
Dividends from net investment income	(.02)
Net asset value, end of period	$11.27
Total Return(c):	12.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,584
Average net assets (000)	$10,943
Ratios to average net assets:(d)
Expenses after waivers and/or expense reimbursement	1.02%	(e)
Expenses before waivers and/or expense reimbursement	2.04%	(e)
Net investment income (loss)	.22%	(e)
Portfolio turnover rate	28%	(f)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements/Consolidated Financial Statements.

156

Prudential Core Conservative Bond Fund

Financial Highlights

Class Q Shares
	November 15, 2016(a) through July 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.12
Net realized and unrealized gain (loss) on investments	.05
Total from investment operations	.17
Less Dividends and Distributions:
Dividends from net investment income	(.14)
Net asset value, end of period	$10.03
Total Return(c):	1.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,357
Average net assets (000)	$25,827
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.53%	(e)
Expenses before waivers and/or expense reimbursement	.95%	(e)
Net investment income (loss)	1.72%	(e)
Portfolio turnover rate	348%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements/Consolidated Financial Statements.

Prudential Day One Underlying Funds	157

Prudential TIPS Fund

Financial Highlights

Class Q Shares
	November 15, 2016(a) through July 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.13
Net realized and unrealized gain (loss) on investments	(.09)
Total from investment operations	0.04
Less Dividends and Distributions:
Dividends from net investment income	(.18)
Net asset value, end of period	$9.86
Total Return(c):	.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,011
Average net assets (000)	$6,479
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.55%	(e)
Expenses before waivers and/or expense reimbursement	2.41%	(e)
Net investment income (loss)	1.79%	(e)
Portfolio turnover rate	41%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements/Consolidated Financial Statements.

158

Prudential Commodity Strategies Fund

Consolidated Financial Highlights

Class Q Shares
	November 15, 2016(a) through July 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investments	.20
Total from investment operations	.15
Net asset value, end of period	$10.15
Total Return(c):	1.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,811
Average net assets (000)	$10,738
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	(e)
Expenses before waivers and/or expense reimbursement	2.64%	(e)
Net investment income (loss)	(.67)%	(e)
Portfolio turnover rate	0%	(f)(g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements/Consolidated Financial Statements.

Prudential Day One Underlying Funds	159

Prudential QMA US Broad Market Index Fund

Financial Highlights

Class Q Shares
	November 17, 2016(a) through July 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.12
Net realized and unrealized gain (loss) on investments	1.26
Total from investment operations	1.38
Less Dividends and Distributions:
Dividends from net investment income	(.02)
Net asset value, end of period	$11.36
Total Return(c):	13.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22,374
Average net assets (000)	$12,357
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.26%	(e)
Expenses before waivers and/or expense reimbursement	1.86%	(e)
Net investment income (loss)	1.63%	(e)
Portfolio turnover rate	5%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements/Consolidated Financial Statements.

160

Prudential QMA Mid-Cap Core Equity Fund

Financial Highlights

Class Q Shares
	November 17, 2016(a) through July 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.05
Net realized and unrealized gain (loss) on investment transactions	1.12
Total from investment operations	1.17
Less Dividends and Distributions:
Dividends from net investment income	(.01)
Net asset value, end of period	$11.16
Total Return(c):	11.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,426
Average net assets (000)	$5,794
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.97%	(e)
Expenses before waivers and/or expense reimbursement	2.91%	(e)
Net investment income (loss)	.62%	(e)
Portfolio turnover rate	64%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements/Consolidated Financial Statements.

Prudential Day One Underlying Funds	161

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 2:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prudential Jennison Small-Cap Core Equity Fund, Prudential Core Conservative Bond Fund, Prudential TIPS Fund, Prudential QMA US Broad Market Index Fund, and Prudential QMA Mid-Cap Core Equity Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Prudential Commodity Strategies Fund (hereafter referred to as the “Funds”), each a series of Prudential Investment Portfolios 2, as of July 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 15, 2016 (commencement of operations) to July 31, 2017 for Prudential Jennison Small-Cap Core Equity Fund, Prudential Core Conservative Bond Fund and Prudential TIPS Fund, and for the period from November 17, 2016 (commencement of operations) to July 31, 2017 for Prudential QMA US Broad Market Index Fund and Prudential QMA Mid-Cap Core Equity Fund. We have also audited the consolidated statement of operations, consolidated statement of changes in net assets, and the consolidated financial highlights for the period from November 15, 2016 (commencement of operations) through July 31, 2017 for Prudential Commodity Strategies Fund. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2017, and the results of

162

their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2017

Prudential Day One Underlying Funds	163

Tax Information (unaudited)

For the period ended July 31, 2017, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Jennison Small-Cap Core Equity	19.40%	20.73%	—
Core Conservative Bond	—	—	88.74%
TIPS	—	—	100.00%
QMA US Broad Market Index	82.22%	79.83%	—
QMA Mid-Cap Core Equity	22.84%	22.93%	—

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the dividends paid by the following funds qualify for such deduction.

Core Conservative Bond	28.09%
TIPS	100.00%

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

164

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Day One Underlying Funds

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 87	Retired; Formerly President (2005–2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer–Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016)
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company)
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Day One Underlying Funds

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Day One Underlying Funds

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Funds have delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the Funds’ website and on the Securities and Exchange Commission’s website at the end of August.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Day One Underlying Funds PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

	NASDAQ	CUSIP		NASDAQ	CUSIP
PRUDENTIAL JENNISON SMALL-CAP CORE EQUITY FUND (CLASS Q)	PQJCX	74440E805	PRUDENTIAL COMMODITY STRATEGIES FUND (CLASS Q)	PQCMX	74440E862
PRUDENTIAL CORE CONSERVATIVE BOND FUND (CLASS Q)	PQCNX	74440E888	PRUDENTIAL QMA US BROAD MARKET INDEX FUND (CLASS Q)	PQBMX	74440E409
PRUDENTIAL TIPS FUND (CLASS Q)	PQTSX	74440E870	PRUDENTIAL QMA MID-CAP CORE EQUITY FUND (CLASS Q)	PQCCX	74440E508

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period ended July 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $157,000, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal period ended July 31, 2017: none.

(c) Tax Fees

For the fiscal period ended July 31, 2017: none.

(d) All Other Fees

For the fiscal period ended July 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2)  Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal period ended July 31, 2017: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal period that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period ended July 31, 2017 was $0.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 21, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 21, 2017